Exhibit 10.1

AUTHORIZATION TO PROCEED

Between

IRIDIUM SATELLITE LLC

and

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

PREAMBLE

This Authorization-To-Proceed (“ATP”) is entered into on this 1st day of June, 2010 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser owns and operates a complete integrated satellite-based communication system known as Iridium Block 1;

WHEREAS, Purchaser desires to procure a next generation system including a space segment constellation of satellites fully interoperable/backward compatible with Iridium Block 1 (the “NEXT System”);

WHEREAS, the Parties have entered on the date hereof into a Full Scale Development Contract (the “Contract”, attached hereto as Annex 1) pursuant to which Contractor, upon the satisfaction of certain conditions, will furnish the space segment for the NEXT System, as well as certain Ground Deliverables, system engineering and integration, and Services, and ensure its interoperability/backward compatibility with Iridium Block 1;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

WHEREAS, Contractor desires to furnish the space segment for the NEXT System, as well as certain Ground Deliverables, system engineering and integration, and Services, as defined in more detail in the Statement of Work, and ensure its interoperability/backward compatibility with Iridium Block 1, in accordance with the terms and conditions set forth herein or under the Contract;

WHEREAS, pending Financial Close (as such term is defined in the Contract), Purchaser desires immediate initiation of NEXT System work to be performed under the Contract to reduce schedule risk;

NOW, THEREFORE, in consideration of the payments to be made by Purchaser to Contractor under this ATP, and other valid consideration and the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows;

1.	DEFINED TERMS

Capitalized terms used but not defined in this ATP shall have the meanings ascribed thereto in the Contract.

2.	ATP RELATIONSHIP TO CONTRACT & SCOPE OF WORK

The Parties agree that this ATP is limited to the scope of work, funding and term set forth herein. It is specifically acknowledged that this ATP does not contain all of the terms and conditions associated with the performance of the scope of work hereunder, which are set forth in the Contract and its Exhibits (as such Exhibits may be revised from time-to-time per mutual agreement of the Parties), including but not limited to:

•	The Statement of Work, Ref IR-SOW-001 dated May 21, 2010; and

•	The System Performance Specification, rev 5 RL15 dated May 26, 2010 (Ref 100327519B).

Contractor shall provide the necessary personnel, material, expertise, services, equipment and facilities to perform the scope of work provided for in this ATP and, in particular, the Milestones identified in Table 1 below (such Milestones, the “ATP Milestones”).

TABLE 1

ATP Milestone Number	ATP Milestone Title
1	[***…***]

2	[***…***]

3	[***…***]

4	[***…***]

5	[***…***]

6	[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Contractor shall provide to Purchaser interim weekly status reports throughout the ATP Effective Period (as defined below) in accordance with the requirements of the Statement of Work, providing a status of the activities undertaken under the ATP by Contractor.

3.	ATP EFFECTIVITY & SCHEDULE

This ATP shall become effective (the date of effectiveness being the “EDATP”) following: (i) its execution by the Parties; and (ii) receipt by Contractor of the EDATP payment provided for in Article 4. Unless terminated earlier pursuant to Article 6.3, this ATP shall remain in force until the earlier to occur of: (i) Financial Close; and (ii) three (3) months following EDATP (the “ATP Effective Period”). The ATP Effective Period may be extended for an additional three (3) months by mutual written agreement of the Parties, it being understood that Contractor shall promptly agree to such extension if reasonably needed for achievement of Financial Close.

4.	PAYMENT

4.1	ATP Milestone Payments

With the exception of the first ATP Milestone payment, each subsequent ATP Milestone payment specified in this Article 4 shall become due and payable no later than [***…***] days after: (i) Contractor’s successful completion of the applicable ATP Milestone in accordance with the requirements of the ATP and the Contract; (ii) Contractor’s delivery of an invoice for payment including a certification in the form required by the Contract Payment Plan indicating that the ATP Milestone has been completed in accordance with the requirements of this Contract, including the Statement of Work, together with the necessary or appropriate supporting data and documentation as required hereunder, if any; and (iii) Purchaser’s execution of the acknowledgement included in Contractor’s invoice, which shall not be unreasonably delayed or withheld by Purchaser. If it is deemed that Purchaser has delayed or withheld execution of its acknowledgement without reasonable justification (as determined in good faith and on the basis of objective criteria, following prompt consultation between the Parties), Contractor may stop all Work under this ATP [***…***] days after delivery of a written notice to Purchaser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Contractor shall not invoice any amount which when cumulated with other ATP Milestone payments previously made hereunder, exceeds the cumulative ATP Milestone payment amounts due and paid as of such date as reflected in this Article 4.

All Purchaser ATP Milestone payments shall be in both Euro and U.S. Dollars, as provided for below.

The ATP Milestone payment plan for the initial ATP [***…***] month period shall be as follows:

ATP Milestone Number	Amount (in U.S. Dollar and Euro Portions)	Anticipated ATP Milestone Completion Date
1	[***…***]	[***…***]

2	[***…***]	[***…***]

3	[***…***]	[***…***]

If the ATP is extended for an additional three (3) month period, the corresponding ATP Milestone payment plan shall be as follows:

ATP Milestone Number	Amount (in U.S. Dollar and Euro Portions)	Anticipated ATP Milestone Completion Date
4	[***…***]	[***…***]

5	[***…***]	[***…***]

6	[***…***]	[***…***]

4.2	Payment Relating to Licensed Technology

At Purchaser’s sole discretion, pursuant to a written notice provided to Contractor on or before [***…***], Purchaser shall have an option to have Contractor extend its rights to the Licensed Technology for the period commencing on [***…***] through [***…***]. Upon exercise of this option, Purchaser shall pay to Contractor an amount equal to [***…***] United States Dollars ($[***…***]).

4.3	Method of Payment

Payments of the ATP Milestones shall be made by Purchaser in both Euro and U.S. Dollars, as set forth above, by wire transfer to the following bank accounts:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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For U.S. Dollar ATP Milestone payments:

Bank name:	[***…***]
Account name:	[***…***]
Bank address:	[***…***]
[***…***]
Swift Code:	[***…***]
Account number:	[***…***]
Routing number:	[***…***]

For Euro ATP Milestone payments

Bank name:	[***…***]
Account name:	[***…***]
Bank address:	[***…***]
[***…***]
[***…***]
Account number:	[***…***]
Swift Code:	[***…***]
IBAN number:	[***…***]

4.4	Stop Work and Termination

If Purchaser fails to timely pay any ATP Milestone Payment due and payable to Contractor under the ATP, Contractor shall be entitled to stop all Work under the ATP. If such outstanding ATP Milestone Payment is not made within [***…***] days after the date of stop Work, then Contractor shall be entitled to immediately terminate the ATP by written notice to Purchaser in accordance with the provisions of Article 6.3(B) herein.

5.	INTELLECTUAL PROPERTY

The Parties’ respective Intellectual Property rights and related indemnification rights and obligations shall be as provided for in Article 18 of the Contract, as if expressly incorporated in and made part of this ATP.

6.	EXPIRATION OR TERMINATION OF ATP

6.1	Expiration of ATP - Financial Close of Finance Facility

Upon the occurrence of Financial Close, all ATP Milestone payments made by Purchaser to Contractor under the ATP shall be credited to the Euro and U.S. Dollar portions of firm fixed price for the Work to be performed under the Contract on a Euro for Euro and U.S. Dollar for U.S. Dollar basis, and, all work performed under this ATP shall be transferred and allocated to the Contract and completed thereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.2	Expiration of ATP – No Financial Close of Finance Facility

If this ATP expires without occurrence of Financial Close, Contractor shall: (i) be entitled to keep all ATP Milestone payments received from Purchaser under the ATP; and (ii) promptly deliver to Purchaser all Work-in-Process and any Deliverable Items available as of the ATP termination date, and the Parties, unless otherwise provided for in the ATP, shall have no further obligations towards each other and shall not be entitled to claim any damages whatsoever to the other Party.

Purchaser’s aggregate liability under the ATP shall not exceed the sum of all ATP Milestone payments made thereunder as of its effective date of expiration (excluding any sums associated with the indemnity for Intellectual Property Rights infringement provided for under Article 5 above, for which the Purchaser shall remain liable).

6.3	Termination of ATP

(A)	By Purchaser

Purchaser may terminate this ATP by issuance of a [***…***] day advance written notice to Contractor. After receipt of Purchaser’s notice, Contractor shall stop work accordingly under this ATP and (i) will be entitled to keep all ATP Milestone payments either received or invoiced, due and payable to Contractor under the ATP as of the effective date of termination; and (ii) promptly deliver to Purchaser all Work-in-Process and any Deliverable Items available as of the ATP termination date, and the Parties, unless otherwise provided for in the ATP, shall have no further obligations towards each other and shall not be entitled to claim any damages whatsoever to the other Party.

(B)	By Contractor

Contractor may immediately terminate this ATP by issuance of written notice if any ATP Milestone payment due and owing hereunder is not paid within [***…***] days after such ATP Milestone was successfully completed and Contractor’s invoice was delivered to and acknowledged by Purchaser in accordance with the requirements of the ATP and the Contract. Upon such termination, Contractor will be entitled to keep all ATP Milestone payments received from Purchaser under the ATP; and (ii) promptly deliver to Purchaser all Work-in-Process and any Deliverable Items available as of the ATP termination date that have been paid for by Purchaser, and the Parties, unless otherwise provided for in the ATP, shall have no further obligations towards each other and shall not be entitled to claim any damages whatsoever to the other Party.

7.	INDEMNIFICATION

The Parties’ respective indemnification rights and obligations shall be as provided for in Article 19 of the Contract, as if expressly incorporated in and made part of this ATP.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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8.	LIMITATION OF LIABILITY

Notwithstanding any other provisions of this ATP, under no circumstances shall either Party be liable to the other Party in contract, tort (including without limitation, negligence or breach of statutory duty) or otherwise, and whatever the cause, for any amounts representing:

(i)	loss of profits, revenues, business, contracts or anticipated savings; or

(ii)	special, indirect, consequential, exemplary or punitive damages of any nature whatsoever.

Additionally, with the exception of a Purchaser Intellectual Property Claim or Contractor Intellectual Property Claim provided for under Article 5 hereunder, under no circumstances shall either Party’s liability under or in connection with this ATP exceed the aggregate of: [***…***].

9.	FORCE MAJEURE

Any delay or failure in the performance of a Party’s obligations under this ATP resulting from a Force Majeure event shall be goverened under the provisions of Article 16.1 of the Contract, as if expressly incorporated in and made part of this ATP, and the Parties agree and acknowledge that the provisions of Article 16.2 “Termination for Excessive Force Majeure” shall not apply to this ATP.

10.	GOVERNING LAW

This ATP shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules.

11.	DISPUTES

Any dispute or disagreement arising between the Parties in connection with any interpretation of any provision of the ATP, or the compliance or non-compliance therewith, or the validity or enforceability thereof, or any other dispute under any Article hereof which cannot be resolved by negotiation between the Parties within thirty (30) Days (or such longer period as may be mutually agreed) from the date that either Party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration administered by the American Arbitration Association (“AAA”) Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes and the International Commercial Arbitration Supplementary Procedures in effect on the date that such notice is given, except as otherwise specified herein. The Arbitration shall take place in Washington, D.C. and be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Notwithstanding the terms of this Article 11, either Party may seek preliminary or temporary injunctive relief, including specific performance, or relief in and of arbitration at any time from a court of competent jurisdiction where immediate irreparable harm to that Party is threatened by the other Party’s acts or omissions; provided, however, that requests for permanent injunctive relief shall be arbitrated pursuant to this Article 11.

12.	ASSIGNMENT

12.1	General.

Except as provided for in this Article 12, this ATP may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.

12.2	By Purchaser.

Purchaser may assign or transfer this ATP or all its rights, duties, or obligations hereunder without Contractor’s approval: (i) to an Affiliate, provided that such Affiliate has sufficient financial resources to fulfill Purchaser’s obligations under this ATP and subject to any export control regulations applicable to the work performed under this ATP; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Purchaser relating to the subject matter of this ATP succeeds to the interests of Purchaser or in connection with obtaining financing for the payment of Contractor’s ATP Milestone invoices under any financing agreement; provided in either case the assignee, transferee, or successor to Purchaser has expressly assumed all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this ATP; or (iii) to any designee or customer of Purchaser or any Affiliate thereof provided that Purchaser remains primarily liable to Contractor for any payment obligation hereunder.

12.3	By Contractor.

Contractor may assign or transfer this ATP or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor that has equivalent or greater financial resources as Contractor; or (ii) any person or entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Contractor succeeds to the interests of Contractor and has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this ATP.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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12.4	Security Interests.

Purchaser, upon prior written notice to Contractor, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this ATP or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this ATP shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this ATP. If requested by Purchaser, Contractor shall provide its written consent to such assignment (including the execution by Contractor of a direct agreement or consent and agreement in favor of the facility agent on behalf of Purchaser’s lenders and any financing parties, in a form reasonably satisfactory to such agent and Contractor, and customary for international structured financings) on terms and conditions as may be requested by Purchaser’s lenders subject to the provisions of Article 34 of the Contract.

13.	CONFIDENTIALITY

This ATP including the existence and contents hereof, shall deemed Iridium Proprietary Information and will be governed under the terms of the Non Disclosure Agreement dated July 15, 2007 signed between the Parties (the “NDA”), as amended, however the Parties shall be entitled to disclose the ATP, including the existence and contents hereof: (i) internally to employees who have a need to know and are subject to confidentiality obligations consistent with the NDA; (ii) to Subcontractors or Associate Contractors, but only to the extent necessary to enable such Subcontractor or Associate Contractor to perform a portion of the work under this ATP; (iii) attorneys, agents, consultants, financing entities, insurance brokers and underwriters involved in the Finance Facility; and (iv) in connection with any disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or the Nasdaq Stock Market or any other securities exchange on which the securities of a Party or its Affiliate is then trading.

14.	NOTICES & AUTHORIZED REPRESENTATIVES

Each contractual or legal notice or correspondence required or permitted to be given or made under this ATP, and the designation of each Parties’ representatives authorized to sign contractual documents and to direct Work under this ATP, shall be conducted in accordance with the requirements of Article 29 of the Contract, as if expressly incorporated in and made part of this ATP.

15.	ATTACHMENTS

The following are the attachments to this ATP:

Annex 1:         Contract

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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16.	COMPLIANCE WITH LAWS & DIRECTIVES

Each Party shall, at its expense, perform its obligations under this ATP in accordance with all applicable laws, regulations, and policies of any federal, state, local, or foreign government and the conditions of all applicable federal, state, local, or foreign government approvals, permits, or licenses.

17.	REPRESENTATIONS

Each Party expressly restates, incorporates in and makes part of this ATP its respective representations provided for in Articles 14.1 (1) – (6) of the Contract.

18.	U.N. CONVENTION ON THE INTERNATIONAL SALES OF GOODS

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

19.	ENTIRE AGREEMENT & AMENDMENT

With the exception of the Contract, certain provisions of which are expressly incorporated in and made part of this ATP, this ATP constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous negotiations, understandings and agreements with respect to the subject matter hereof. The terms of this ATP may be modified only by an agreement in writing signed by the Parties.

20.	COUNTERPARTS

This ATP may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument. The Parties agree and acknowledge that the exchange of electronic signature(s) will be sufficient to bind each Party to its respective rights and obligations under this ATP.

21.	SURVIVAL

Termination or expiration of this ATP for any reason shall not release either Party from any liabilities or obligations set forth in this ATP that remain to be performed or by their nature would be intended to be applicable following any such termination or expiration, as required under the following provisions of this ATP: Articles 4 (Payment), 5 (Intellectual Property), 6 (Expiration or Termination of ATP), 7 (Indemnity), 8 (Limitation of Liability), 10 (Governing Law), 11 (Disputes), 13 (Confidentiality), 14 (Notices & Authorized Representatives), 16 (Compliance with Laws & Directives), 17 (Representations), 18 (U.N. Convention on the International Sales of Goods), 19 (Entire Agreement & Amendment), 20 (Counterparts) and 21 (Survival).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties have executed this ATP by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ Matthew J. Desch	/s/ Reynald Seznec
Matthew J. Desch	Reynald Seznec
CEO	President & CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Annex 1

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

This Contract and the information contained herein is confidential and proprietary to Iridium Satellite LLC and its Affiliates and Thales Alenia Space France and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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PREAMBLE

This Full Scale System Development Contract is signed as of the 1st day of June 2010, by and between

Iridium Satellite LLC (“Iridium”), a limited liability company organized and existing under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (hereinafter referred to as “Purchaser”),

and

Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26, avenue Jean-François Champollion, 31100 Toulouse - France (hereafter referred to as “Contractor”), and Purchaser and Contractor are hereafter referred to collectively as the “Parties” or individually as a “Party”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

RECITALS

WHEREAS, Purchaser owns and operates the complete integrated satellite-based communication system known as Iridium Block 1 (as defined herein); and

WHEREAS, Purchaser desires to procure a next generation system including a space segment constellation of satellites fully interoperable/backward compatible with Iridium Block 1; and

WHEREAS, Purchaser will offer an array of services, including high-bandwidth data, voice and short messaging services via the NEXT System, featuring an IP-based architecture; and

WHEREAS, Contractor desires to furnish the space segment for the NEXT System (as defined herein), as well as certain Ground Deliverables, system engineering and integration, and Services, as defined in more detail in the Statement of Work, and ensure its interoperability/backward compatibility with Iridium Block 1, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Base Contract Price and other valid consideration and the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 1. DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1	“Acceptance” means as defined in

A.	Article 10.2, with respect to a Satellite; and

B.	Article 11, with respect to any Deliverable Item other than a Satellite.

1.2	“Licensed Technology” means the patents set forth on Exhibit H attached hereto,

1.3	“Actual Costs” shall mean either Contractor’s or Purchaser’s, as the case may be, direct and actual costs related to the Work as determined in accordance with accounting rules applicable to Contractor or Purchaser, as the case may be, including any indirect costs, but excluding any profit, margin, mark-up, or other fees.

1.4	“Additional Delivered Documentation” has the meaning set forth in Article 18.1.3.

1.5	“Affiliate” means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first named entity.

1.6	“Anomaly” means, with respect to a Satellite on-orbit, a known condition or occurrence that has or reasonably can be predicted to have an adverse impact on the performance, reliability or Operating Life of the Satellite or result in such Satellite failing to meet the requirements of this Contract, including the Statement of Work. An isolated (non-recurring) condition or occurrence that does not adversely impact or cannot be reasonably predicted to adversely impact the performance, reliability or Operating Life of a Satellite shall not be considered an Anomaly.

1.7	“Authorization to Proceed” or “ATP” means the agreement entered into by the Parties as of the date hereof authorizing Contractor to perform a certain portion of the Work prior to EDC.

1.8	“Associate Contractor(s)” means the contractor(s) designated by the Purchaser and notified to Contractor in writing from time to time associated with the development, delivery, operation and maintenance of the NEXT System.

1.9	“ATP Balance” has the meaning set forth in Article 4.3.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.10	“Audit Rights and Procedures” means the Actual Costs audit rights and procedures described in Article 5.7.

1.11	“Background Contractor IP” means Intellectual Property, and all associated Intellectual Property Rights therein, owned or Controlled by Contractor prior to or after the EDC or developed by Contractor outside the scope of this Contract after the EDC and embodied in the Deliverable Items, including without limitation the Licensed Technology. Any Intellectual Property and all associated Intellectual Property Rights therein created under the MOA and identified in Exhibit G will be treated as provided under this Contract.

1.12	“Background Purchaser IP” means Intellectual Property, and all associated Intellectual Property Rights therein, owned or Controlled by Purchaser and provided to Contractor pursuant to this Contract (before or after the EDC), including, but not limited to, the items listed in Exhibit G, the Intellectual Property and all associated Intellectual Property Rights related to or generated for the Iridium Block 1 and all documentation related to Iridium Block 1 provided to Contractor prior to or following EDC, and any derivatives, improvements or modifications made by Purchaser, Contractor or any other third party to the foregoing; provided, however, that Background Purchaser IP shall not include the Licensed Technology. Any Intellectual Property and all associated Intellectual Property Rights therein created under the MOA will be treated as Background Contractor IP subject to Exhibit G.

1.13	“Base Contract Price” has the meaning set forth in Article 4.2.3.

1.14	“Business Day” means any day other than a Saturday, Sunday or any other day on which national banks are authorized to be closed in Washington, D.C., New York or Paris.

1.15	“Candidate Launch Vehicle” means any of the launch vehicles, including variants thereof, as defined in Exhibit C, System Performance Specification.

1.16	“Change Order” has the meaning set forth in Article 15.1.

1.17	“Constructive Total Loss” means, with respect to any Satellite on or after Launch, a performance degradation that results in such Satellite losing more than [***…***]; but the Satellite is not a Total Loss. This definition shall be modified, with effect as of the date notified by the Purchaser to the Contractor, to reflect the definition included in Purchaser’s Launch and In-Orbit Insurance Policy applicable to such Satellite, if defined differently therein, such definition to be provided to the Contractor by Purchaser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.18	“Contract” means the terms and conditions (Preamble, Recitals and Articles) of this executed contract and its Exhibits, as set forth in Articles 2.1, the same as may be amended from time to time in accordance with the terms hereof.

1.19	“Contract Line Item” means such portion of the Work as set forth in the Statement of Work.

1.20	“Contract Line Item Number” or “CLIN” means the reference number used for each Contract Line Item as set forth in the Statement of Work.

1.21	“Contractor Intellectual Property Claim” has the meaning set forth in Article 18.8.1.

1.22	“Control” and its derivatives mean,

A.	with respect to an entity, (i) the legal ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights, or (ii) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise; and

B.	with respect to any Intellectual Property, or any Intellectual Property Rights therein, the possession of the ability to grant a license or sublicense as provided for herein by a Party or any of its Affiliates, as of the EDC or during the term of this Contract, without violating the terms of any agreement with any third party.

1.23	“COTS Software” means Software that: (a) is sold, leased, or licensed to the general public by a vendor which retains the intellectual property rights to such software; (b) is available to customers in multiple identical copies; and (c) is generally made available to customers without source code modification.

1.24	“Defect” means with respect to the Satellite or the Ground Deliverables, any deviation, discrepancy, non-conformance or failure to meet the applicable specifications of this Contract, including failures due to non-compliant materials or workmanship which affects adversely the operation or performance of a Satellite or Ground Deliverables. A deviation, discrepancy, non-conformance or failure to meet the applicable specifications of this Contract that does not adversely impact or cannot be reasonably predicted to adversely impact the performance, reliability or Operating Life of a Satellite shall not be considered a Defect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.25	“Deliverable Data” means the data and Documentation required to be delivered to Purchaser as specified in the Contract.

1.26	“Deliverable Hardware” means the Satellites and the Ground Deliverables to be delivered to Purchaser by Contractor, as set forth in this Contract.

1.27	“Deliverable Item” means any Deliverable Hardware, Software and Deliverable Data to be delivered by Contractor to Purchaser pursuant to the Contract.

1.28	“Deliverables Schedule” means the schedule for delivery of Deliverable Items and performance of Services as set forth in Exhibit A pursuant to the Contract.

1.29	“Delivery” has the meaning set forth in Article 3.3.

1.30	“Developed Software” means any Software developed by, or on behalf of, Contractor, which Software is included as part of the Work. All Software that is not COTS Software will be deemed to be Developed Software.

1.31	“Dispute” has the meaning set forth in Article 24.

1.32	“Documentation” means the documentation to be supplied by Contractor to Purchaser pursuant to this Contract.

1.33	“EST” has the meaning set forth in Article 4.2.1.

1.34	“Effective Date of Contract” or “EDC” has the meaning set forth in Article 38.

1.35	“Exploit” or “Exploitation” means, either to exercise “NEXT System Exploit Rights” or to exercise “NEXT Successor Exploit Rights”.

1.36	“Final Statement” has the meaning set forth in Article 20.3.

1.37	“Final System Acceptance” or “FSA” has the meaning set forth in Article 10.4.

1.38	“Financial Close” means the point in time when all financial commitments under the Finance Facility have been secured from the various Financing Entities (including, as applicable, fulfillment of all conditions precedent to the first drawing under the Finance Facility), as notified to Contractor by the agent under the Finance Facility.

1.39	“Finance Facility” means the debt facility, including the French Coface-Supported Facility, arranged by Purchaser to finance all or part of the Base Contract Price.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.40	“Financing Entity(ies)” means any entity (other than Contractor or parties related to Contractor), which has been specifically identified in a written notification to Contractor providing money to Purchaser to fund any portion of the Work.

1.41	“Force Majeure” has the meaning set forth in Article 16.1.

1.42	“Foreground IP” means all Intellectual Property, and all associated Intellectual Property Rights therein, owned or Controlled by Contractor and created by or on behalf of Contractor (before or after the EDC) in the course of Contractor’s performance of this Contract, including all parts of the Intellectual Property, and associated Intellectual Property Rights therein, embodied in the Deliverable Items and that are not Background Purchaser IP or Background Contractor IP. Any Intellectual Property and all associated Intellectual Property Rights therein, created under the MOA will be treated as Background Contractor IP subject to Exhibit G.

1.43	“Foreground Contractor IP” means such Foreground IP as set forth in Article 18.3.3.

1.44	“Foreground Purchaser IP” has the meaning set forth in Article 18.3.1.

1.45	“Forward Point Quote” had the meaning set forth in Article 4.2.2.

1.46	“French Coface-Supported Facility” means the syndicated export credit facility guaranteed by the Compagnie Francaise d’Assurance pour le Commerce Exterieur insurance policy to be issued in favor of the lending banks in an approximate amount of $1.8 billion United States dollars, and intended to finance all or part of the Base Contract Price.

1.47	“Ground Deliverables” means the Deliverable Items listed in Table 1-1 of the Statement of Work.

1.48	“Initial System Acceptance” or “ISA” has the meaning set forth in Article 10.3.

1.49	“Intellectual Property” means all designs, technical information, works of authorship, techniques, analyses, methods, concepts, formulae, layouts, software, inventions (whether or not patented or patentable), discoveries, improvements, processes, ideas, technical data and documentation, engineering, manufacturing and other drawings, specifications, performances, semiconductor topographies, business names, the style of presentation of goods and services and similar matter in which an Intellectual Property Right subsists, regardless of whether any of the foregoing has been reduced to writing or practice. For the avoidance of doubt, software (as referenced above) includes Software, technical data (as referenced above) includes Technical Data, and documentation (as referenced above) includes Documentation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.50	“Intellectual Property Claim” means a Contractor Intellectual Property Claim or a Purchaser Intellectual Property Claim.

1.51	“Intellectual Property Right(s)” means all common law and statutory proprietary rights with respect to Intellectual Property, including patents, patent applications, copyrights, industrial designs, trademarks and service marks, database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime, regardless of whether such rights exist as of the EDC or arise are acquired at any time during the term of this Contract. For the avoidance of doubt, no license or other rights to the Thales trademarks or trade names are granted under this Contract. For avoidance of doubt, Proprietary Information shall be considered to be trade secrets under this Contract in accordance with Article 27.

1.52	“Interest Rate” means the rate of interest of the one month USD LIBOR as computed and published daily by the British Bankers Association, available at http://www.bba.org.uk plus [***…***] Basis Points. If the one month USD LIBOR rate equals or exceeds [***…***] per annum, then the Interest Rate will be reduced to the one month USD LIBOR rate plus [***…***] Basis Points. In the event the British Banker’s Association does not publish such rate, the Parties shall reasonably determine a reputable alternate source from which to ascertain LIBOR.

1.53	“Intentional Ignition” means, with respect to a Satellite, the start of the ignition process of the Launch Vehicle for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle. This definition shall be modified, with effect as of the date of notice by Purchaser to Contractor, to reflect the definition of “intentional ignition” in the Launch Services Agreement applicable to the Launch of such Satellite.

1.54	“Iridium Block 1” means the existing Iridium mobile satellite communications system comprised of a constellation of sixty-six (66) low-earth orbiting communications satellites, plus spares, system control segment, ground gateway segment, system test bed and associated equipment.

1.55	“Key Personnel” has the meaning set forth in Article 32.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.56	“Launch” means, with respect to a Satellite, intentional ignition followed by lift-off. This definition shall be modified, with effect as of the date of notice by Purchaser to Contractor, to reflect the definition of “launch” in the Launch Services Agreement applicable to the Launch of such Satellite.

1.57	“Launch and In-Orbit Insurance Policy” has the meaning set forth in Article 30.2.

1.58	“Launch Segment Services” means those services specified in this Contract, including the Statement of Work, to be provided by Contractor in support of Launch Services.

1.59	“Launch Services” means those services provided by a Launch Services Provider for the Launch of a Satellite Batch pursuant to a Launch Services Agreement.

1.60	“Launch Services Agreement” means a contract between Purchaser and a Launch Services Provider that provides Launch Services for a Satellite Batch.

1.61	“Launch Services Provider” means a provider of Launch Services responsible for the Launch of a Satellite Batch.

1.62	“Launch Site” means the location that will be used by a Launch Services Provider for purposes of Launching a Satellite Batch, as notified by Purchaser to Contractor in accordance with Article 3.3.2.

1.63	“Launch Vehicle” means a launch vehicle selected from the list of Candidate Launch Vehicles used to provide Launch Services for one or more Satellite Batches.

1.64	“Long Term Storage” has the meaning set forth in Article 31.1.2.

1.65	“Major Subcontract” has the meaning set forth in Article 33.1.

1.66	“Major Subcontractor” means a Subcontractor who is a party to a Major Subcontract.

1.67	“Milestone” means completion of a portion of the Work in accordance with the requirements of the Statement of Work, following which a payment is to be made in accordance with the Payment Plan.

1.68	“Milestone Success Criteria” means the criteria set forth in the Section 11 and Appendix B of Statement of Work providing for the Milestone acceptance requirements associated with the completion of a portion of the Work under this Contract, including the Delivery of any Deliverable Items or performance of relevant Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.69	“MOA” means the Memorandum of Agreement, as amended, dated as of the 12th day of March 2008, by and between Iridium Satellite LLC and Contractor.

1.70	“NEXT Space Segment and Space Vehicle Integration and Verification Plan” means the NEXT Space Segment and Space Vehicle Integration and Verification Plan to be provided in accordance with this Contract, including the Statement of Work.

1.71	“NEXT Successor System” means any subsequent system(s) of global communications to be procured by Purchaser succeeding the NEXT System (i.e., one or more generations of successor systems to the NEXT System) for the purpose of continuing Purchaser’s business operations.

1.72	“NEXT Successor System Exploit Rights” means [***…***].

1.73	“NEXT System” means a next generation system including a space segment constellation of low earth orbit satellites as well as certain Ground Deliverables, system engineering and integration, and Services, fully interoperable/backward compatible with Iridium Block 1, as defined in more detail in the Statement of Work.

1.74	“NEXT System Exploit Rights” means [***…***].

1.75	“NEXT System Launch Campaign” means the period of time (nominally [***…***] months in duration) beginning with the scheduled Launch date of the initial Satellite Batch (as set forth in Exhibit A) and ending upon Satellite Acceptance or Qualified Satellite Acceptance, as applicable, of the Satellites comprising the final Satellite Batch.

1.76	“Notice of Non-Compliance” has the meaning set forth in Article 9.1.6.

1.77	“On-Orbit Satellite Acceptance” or “OSA” means the on-orbit acceptance of any Satellite based on the process provided for in Article 10.2.

1.78	“OSA Complete Date” has the meaning set forth in Article 10.2.1.

1.79	“On-Orbit Support Services” means the Services to be performed by the Contractor as set forth in Section 9.2 of the Statement of Work.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

1.80	“Operating Life” means, with respect to a Satellite, the operating life of any Satellite extending through the earlier of the date that such Satellite is de-orbited or is determined a Total Loss or Constructive Total Loss to the extent such Satellite is removed from service.

1.81	“Options” means any of the options that may be exercised by Purchaser under this Contract in accordance with Article 35.

1.82	“Partial Loss” means, with respect to any Satellite on or after Launch, a performance degradation that results in such Satellite failing to meet the System Performance Specification, but the Satellite is not a Constructive Total Loss or Total Loss. This definition shall be modified, with effect as of the date notified by the Purchaser to the Contractor, to reflect the definition included in Purchaser’s Launch and In-Orbit Insurance Policy applicable to such Satellite if defined differently therein, such definition to be provided to the Contractor by Purchaser.

1.83	“Payment Plan” shall be as attached in Exhibit D.

1.84	“Payment Strip” has the meaning set forth in Article 4.2.2.

1.85	“Performance Specification” means the applicable performance specification for the Satellite or other Deliverable Item under this Contract, as required by the Statement of Work, as such specification may be amended from time to time in accordance with the terms hereof.

1.86	“Preamble” means the preamble section of this Contract.

1.87	“Proprietary Information” has the meaning set forth in Article 27.1.

1.88	“Provisional Qualified Satellite Acceptance” has the meaning set forth in Article 10.2.3.1 with respect to a Satellite.

1.89	“Purchaser Furnished Items” means all documentation, equipment, items and facilities to be furnished by the Purchaser or services to be performed by the Purchaser as set forth in the Statement of Work.

1.90	“Purchaser’s Hedging Agent” means Goldman Sachs International or an Affiliate thereof.

1.91	“Purchaser Intellectual Property Claim” has the meaning set forth in Article 18.8.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.92	“Purchaser IP” means Background Purchaser IP and Foreground Purchaser IP.

1.93	“Purchaser Personnel” means any of Purchaser’s duly appointed consultants, advisors or representatives (including technical, regulatory, insurance/risk management and legal consultants, advisors) engaged in, without limitation, the review, monitoring or assessment of any portion of the Work performed or to be performed under this Contract and identified to the Contractor.

1.94	“Qualified Satellite Acceptance” or “QSA” means as defined in Article 10.2.3.2 with respect to a Satellite.

1.95	“Recitals” means the recitals section of this Contract.

1.96	“Recovery Plan” has the meaning set forth in Article 3.6.

1.97	“Satellite” or “Space Vehicle” means any communications satellite that is to be manufactured by Contractor and to be delivered to Purchaser pursuant to this Contract.

1.98	“Satellite Batch” means each grouping of Satellites to be delivered by the Contractor at the same time for integration on a Launch Vehicle dispenser as notified from time-to-time by the Purchaser to the Contractor in accordance with Article 3.3.

1.99	“Satellite Pre-Shipment Review” or “SPSR” has the meaning set forth in Article 9.1.

1.100	“Secondary Payload” or “Secondary Payloads” means the secondary payload to be accommodated on each Satellite, in accordance with Article 3.2 and Section 5.2.1 of the Statement of Work.

1.101	“Secured Obligations” means, collectively, all present and future obligations of the Contractor to or for the benefit of Purchaser under this Contract, as well as all amounts to which Purchaser may be entitled to be paid by the Contractor hereunder as a result of any breach of this Contract. All such obligations are “Secured Obligations”.

1.102	“Services” means the On-Orbit Support Services, Launch Segment Services, Training and all other services to be performed by the Contractor as set forth in this Contract.

1.103	“Shipping, Handling and Storage Plan” means CDRL 064 to be produced by the Contractor and incorporated into the Statement of Work.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.104	“Short Term Storage” has the meaning set forth in Article 31.1.1.

1.105	“Software” means computer software programs and software systems, whether in source code and/or object code form as set forth in Exhibit G, (including firmware, files, databases, interfaces, documentation and other materials related thereto, and any third party Software sublicensed by Contractor hereunder) to be delivered under this Contract, as such Software is revised, upgraded, updated, corrected, modified, and enhanced from time to time and provided as set forth in the Contract. Unless otherwise specified, ‘Software’ means both Developed Software and COTS Software.

1.106	“Spot Rate” means the exchange rate expressed as the amount of U.S. Dollars per one Euro as reported by [***…***] on the scheduled Financial Close date, or such other page that may replace such page for the purpose of displaying such exchange rate, provided, however, that if such page is no longer published and no replacement page is designated, Purchaser and Contractor, in consultation with leading financial institutions, shall determine such affected rate in good faith and in a commercially reasonable manner.

1.107	“Statement of Work” or “SOW” means Exhibit B to this Contract.

1.108	“Stop Work Order” means a written order from Purchaser to Contractor requesting Contractor to cease, and cause Subcontractors (as applicable) to cease, performance of all or part of the Work for the period specified in such order, as such period may be extended in accordance with this Contract, as set forth in Article 23.

1.109	“Storage” shall mean, as applicable, either Short Term Storage or Long Term Storage, in accordance with the provisions of Article 31.1.1.

1.110	“Storage Costs” has the meaning set forth in Article 31.1.

1.111	“Subcontract” means a contract or purchase order awarded by Contractor to a Subcontractor or a contract or purchase order awarded by a Subcontractor at any tier for performance of any of the Work.

1.112	“Subcontractor” means any person or business entity that performs Work, directly or indirectly, on behalf of the Contractor.

1.113	“System Performance Specification” means Exhibit C to this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.114	“Task Order” means written task orders issued pursuant to the terms of this Contract which describes the requirements, Deliverable Item(s), any changes to the Statement of Work or other requirements under this Contract, prices, and special terms and conditions as agreed to by the Parties.

1.115	“Terminated Ignition” means that, following the time when the electronic signal is sent to command the opening of any first stage propellant valves, the first stage engines of a Launch Vehicle shut down for any reason before the hold down mechanism is released and the Launch pad is declared safe by the Launch Services Provider. This definition shall be modified to incorporate the definition of “terminated ignition” (or other similar term) from the Launch Service Agreement applicable to the Launch of the applicable Satellite.

1.116	“Total Loss” means with respect to a Satellite on or after Launch, the complete loss, destruction or failure of such Satellite. This definition shall be modified, with effect as of the date notified by the Purchaser to the Contractor, to reflect the definition included in Purchaser’s Launch and In-Orbit Insurance Policy applicable to such Satellite if defined differently therein, such definition to be provided to the Contractor by the Purchaser.

1.117	“Training” means the training Services to be performed by the Contractor in accordance with the terms of this Contract.

1.118	“Transfer” has the meaning set forth in Article 12.1.1.

1.119	“Use” means use, reproduction, preparation of derivative works of, modification, or distribution of Background Purchaser IP and Foreground Purchaser IP by Contractor, its Subcontractors and Affiliates solely for the performance by Contractor of its obligations under this Contract and Subcontracts, including designing, making, using, manufacturing and testing the Satellite(s) and other Deliverable Items.

1.120	“Work” means all design, development, construction, manufacturing, testing and delivery of Deliverable Items, to be furnished to Purchaser and Services to be performed under this Contract.

1.121

“Work-in-Process” means the following goods, services, and rights to be provided to Purchaser by Contractor under this Contract but in the case of goods only such goods as have been designated for use under this Contract under Contractor’s internal material resource planning system relating to: (a) the Satellites and any related components; (b) the Ground Deliverables; (c) all other Deliverable Items, including items purchased pursuant to exercised options set

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

forth herein; (d) all parts, materials, inventories, and associated warranties; and (e) the rights in Intellectual Property as set forth in Article 18, and Proprietary Information as set forth in Article 27. The foregoing shall constitute Work-in-Process as the same shall be in the process of performance, manufacture, testing, integration, delivery or completion at any given point in time.

1.122	Interpretation:

In the Contract, unless the contrary intention appears:

(a)	the singular includes the plural and vice versa and words importing a gender include other genders;

(b)	other grammatical forms of defined words or expressions have corresponding meanings;

(c)	a reference to Article means an article of this Contract;

(d)	a reference to Paragraph means a paragraph under any Article hereof or section in an Exhibit or Attachment;

(e)	a reference to Attachments means any and all attachment(s) that are attached hereto or to any Exhibit and incorporated herein or therein, as may be amended from time to time in accordance with the terms hereof;

(f)	a reference to Exhibit means the exhibit(s) identified in Article 2.1 and attached hereto and incorporated herein, as may be amended from time to time in accordance with the terms hereof;

(g)	any terms capitalized but not defined herein shall have the definition ascribed thereto in the Statement of Work;

(h)	a reference to a document or agreement, including the Contract and any Exhibits thereto, includes a reference to that document or agreement as assigned, amended, altered or replaced from time to time;

(i)	a reference to a Party includes its executors, administrators, successors and permitted assigns and persons to whom it assigns the Contract in accordance with Article 37.1;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(j)	a reference to day means any calendar day or any period of consecutive calendar days;

(k)	words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies;

(l)	each Party shall perform its obligations under the Contract at all times in good faith and consistent with the implied covenant of good faith and fair dealing as interpreted by laws of the State of New York;

(m)	the word “including” and words of similar import when used in this Contract shall mean “including without limitation,” unless otherwise specified; and

(n)	headings in the Contract are for ease of reference only and do not affect the meaning of the Contract.

ARTICLE 2. SCOPE OF WORK

2.1	Scope of Work

Contractor shall provide the necessary personnel, material, services and facilities to perform the Work in accordance with the provisions of this Contract, including the Exhibits listed below, as the same may be amended from time to time in accordance with the terms hereof, which are attached hereto or incorporated by reference and made a part hereof.

1.	The Deliverables Schedule, attached as Exhibit A;

2.	The Statement of Work or SOW, attached as Exhibit B;

3.	The System Performance Specification, attached as Exhibit C;

4.	The Payment Plan, attached as Exhibit D;

5.	Criteria for Determining NEXT Satellite Qualified Acceptance, attached as Exhibit E;

6.	Form of Contractor Satellite Pre-Shipment Review Completion Certificate, attached as Exhibit F;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

7.	Intellectual Property, attached as Exhibit G; and

8.	Licensed Technology, attached as Exhibit H.

2.2	Order of Precedence

In case of any inconsistencies among the articles of this Contract and any of the Exhibits, the following order of precedence shall apply:

1.	The Terms and Conditions of this Contract, and

2.	The Exhibits to the Contract, in the order attached hereto.

2.3	NEXT Successor System Procurement

The Parties agree and acknowledge that Contractor, to the extent this Contract is not terminated in accordance with the provisions of Article 22.1, shall be included in Purchaser’s request for proposal process and evaluation of potential suppliers for the NEXT Successor System.

ARTICLE 3. DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1	Contractor shall furnish the Satellites for the NEXT System as well as certain Ground Deliverables, Systems Engineering and Integration Services and other Services, as defined in more detail in the Statement of Work.

3.2	Secondary Payload(s) Accommodation

3.2.1	Contractor shall perform the Work to accommodate Secondary Payload(s) in accordance with the Statement of Work. [***…***]

3.2.2	Purchaser shall, from time-to-time notify Contractor in writing of any Secondary Payload(s) to be integrated on the Satellite(s) that comply with the System Performance Specification and Secondary Payload Accommodation Requirements (as referred to in Exhibit C). Contractor’s obligation to integrate such Secondary Payload(s) shall be in accordance with the Statement of Work. Any Secondary Payload(s) that are not consistent with the System Performance Specification and/or Secondary Payload Accommodation Requirements (as referred to in Exhibit C) or that are otherwise directed by Purchaser following the time periods provided for in the Exhibit B may be subject to Article 15[***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

3.3	Delivery

3.3.1	Delivery of each Deliverable Item (except the Satellites) shall occur upon arrival, delivery or presentation of such Deliverable Item in accordance with corresponding dates and locations set forth in the Deliverables Schedule, after having successfully completed any required reviews and testing required under the terms of this Contract, including the Statement of Work.

In the case of a Satellite, Delivery shall occur upon delivery of the Satellite (or the Satellite Batch to which a Satellite pertains) to the Launch Site or upon placement in Storage.

Without prejudice to Contractor rights and remedies provided for under this Contract, time is of the essence with respect to all Deliverable Items.

3.3.2	With respect to the initial Satellite Batch, [***…***] months prior to the commencement of the NEXT System Launch Campaign, Purchaser shall notify Contractor in writing of the scheduled Launch date, the Launch Services Provider, Launch Vehicle, Launch Site, and the quantity of Space Vehicles to be included in the initial Satellite Batch.

Notwithstanding the foregoing, Purchaser shall be entitled to modify its notification pursuant to this Article 3.3.2 at no increase to the Base Contract Price, including to designate a new scheduled Launch date, Launch Services Provider, Launch Vehicle, Launch Site, or quantity of Space Vehicles in the initial Satellite Batch, as long as Purchaser’s notification to Contractor is given [***…***] days prior to any scheduled shipment of the initial Satellite Batch and no later than [***…***] months prior to the newly designated Launch date for the initial Satellite Batch.

For subsequent Satellite Batches, Purchaser shall designate or confirm to Contractor in writing the scheduled Launch Date, Launch Services Provider, Launch Vehicle, Launch Site and the quantity of Space Vehicles to be included in each Satellite Batch as follows:

(a)	No later than [***…***] months prior to the then scheduled Launch Date if such Launch is performed for the first time by a Launch Services Provider and/or at a Launch Site; or

(b)	No later than [***…***] months prior to the then-scheduled Launch Date if such Launch is a repeat Launch (consecutive or non-consecutive) by an existing Launch Services Provider and from the same Launch Site.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

Any change of Launch Services Provider, Launch Vehicle or Launch Site notifications provided by the Purchaser to the Contractor outside the scope of this Article 3.3.2 shall be subject to the terms of a Change Order under Article 15.

The Parties agree and acknowledge that the NEXT System Launch Campaign dates set forth in the Deliverables Schedule as of EDC represent only an initial estimate of such dates and are subject to adjustment in accordance with the terms of this Contract, including, Articles 3.3.2, 3.4, 15,16, 23 and 31.

3.3.3	During the Iridium NEXT System Launch Campaign period, and at Purchaser’s instruction, each Satellite of a Satellite Batch to be delivered in accordance with this Article 3.3 which has successfully completed the Satellite Pre-Shipment Review in accordance with the terms of this Contract, including the Statement of Work, shall be transported, along with associated ground support equipment, at Contractor’s risk and expense to the Launch Site selected for the Launch of the respective Satellite Batch or to Storage in accordance with Article 31, if so directed by Purchaser.

3.3.4	The Ground Deliverables, including the ground Software, shall be transported, at Contractor’s risk and expense, Delivery Duty Unpaid (according to ICC Incoterms 2000) to the required destination as specified in the Deliverables Schedule.

3.4	NEXT System Launch Campaign

3.4.1	Clearance Time Between Launches. Contractor shall be entitled to a [***…***] day clearance period following the completion of the Launch of a Satellite Batch and the commencement of the subsequent [***…***] day Satellite Batch launch campaign.

3.4.2	Satellite Batch Delivery Delays. In the event that Delivery of any Satellite forming part of a Satellite Batch to the Launch Site is delayed during the NEXT System Launch Campaign, including any Launch postponements declared or requested by a Launch Services Provider, the relevant Satellite Batch will be placed in Short Term Storage (as defined in Article 31.1.1) until such time the Purchaser notifies Contractor to ship the Satellite Batch to the Launch Site.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

3.4.3	Launch Campaign Delays. In the event of any Launch delay or postponement during the NEXT System Launch Campaign, Contractor shall perform the Launch Segment Services for such Launch for a period including the nominal (scheduled) launch campaign duration and up to [***…***] additional days at no increase to the Base Contract Price.

Following the expiration of such additional [***…***] day period, Contractor shall be entitled to reimbursement for [***…***].

3.4.4	Extension of NEXT System Launch Campaign. If the NEXT System Launch Campaign extends beyond [***…***] months, Contractor shall be entitled to an adjustment of the relevant provisions of this Contract in accordance with Article 15.

3.5	Selection of Launch Vehicle and Cooperation with Launch Services Provider(s)

Purchaser will procure the Launch Services, including the dispenser required to deploy each Satellite Batch, pursuant to one or more Launch Services Agreements with one or more Launch Services Providers, to perform the launch mission for each Satellite Batch designated in accordance with Article 3.3 and the Purchaser shall cause each Launch Services Provider to comply with its respective obligations set forth in the Launch Interface Requirements Document (referred to in Exhibit B).

Contractor shall provide, as part of the Base Contract Price, the Launch Segment Services in accordance with this Contract, including the Statement of Work and other customary services to maintain compatibility of any Satellite Batch for Launch on a Candidate Launch Vehicle as set forth in the Statement of Work and the System Performance Specification.

Purchaser will also promptly notify Contractor in writing in the event of any changes in any launch schedule after Purchaser learns of such changes.

Contractor shall provide all necessary assistance to, and shall communicate and cooperate with, the Launch Services Provider(s) so as to ensure successful, on-time completion of the Work and integration of each Satellite Batch with the designated Launch Vehicle in accordance with the terms of this Contract. Beginning at EDC, Contractor will participate in quarterly (or such greater frequency as reported in advance by Purchaser from time-to-time) NEXT System Launch Campaign management meetings with the Purchaser and Launch Services Provider(s).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

The Purchaser shall cause the Launch Services Provider(s), subject to applicable export control rules and requirements and consistent with the requirements and scope of the Launch Interface Requirements Document (referred to in Exhibit B), to provide necessary access to the Launch Site(s) and technical data and information from the Launch Services Provider(s), to the Contractor (and at Contractor’s reasonable request, any of the Contractor’s Subcontractors) in order to permit Contractor to perform its obligations under this Contract, and specifically, as provided for under this Article 3.5.

Contractor expressly acknowledges that it shall enter into a non-disclosure agreement with all Launch Services providers that provides reasonable and customary protection of such Launch Services Providers’ proprietary information (including technical data and information associated with the interface of the Launch Vehicle with the Satellites). At the request of Purchaser, Contractor shall provide to it a copy of such non-disclosure agreement.

3.6	Avoidance and Mitigation of Delays – the Recovery Plan

Contractor shall notify Purchaser promptly by telephone and confirm in writing the occurrence of any event, circumstance or development that will, in Contractor’s reasonable knowledge or opinion, result in: (i) a Defect in the Work or any part thereof with the requirements of this Contract; or (ii) any delay in the Delivery of the Deliverable Items. Contractor shall use its reasonable efforts to avoid and/or mitigate the effect of such event, circumstance, or development.

Within [***…***] Business Days of any notification hereunder (or such other time period requested by Contractor and reasonably agreed to by Purchaser taking into account the severity of the event circumstance or development), Contractor shall provide written notice to Purchaser of any affected Work, as well as a proposed work-around (a “Recovery Plan”). The Recovery Plan shall: (a) set forth Contractor’s proposed actions to mitigate the effect of any such event, circumstance, or development and include a schedule for such mitigation; and (b) contain sufficient detail for Purchaser to be able to evaluate such plan.

Nothing in this Article 3.6 shall preclude the Purchaser from independently requesting, on a reasonable basis, that the Contractor confirm or deny in writing the occurrence or existence of any event, circumstance or development that will result in: (i) a Defect in the Work or any part thereof with the requirements of this Contract; or (ii) any delay in the Delivery of the Deliverable Items, providing the rationale for such request. In such case, the Contractor shall respond to Purchaser’s inquiry in accordance with the terms of this Article 3.6.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

Within [***…***] Days of receipt of Contractor’s Recovery Plan, (or such other time period requested by Purchaser and reasonably agreed to by Contractor taking into account the severity of the event circumstance or development), Purchaser shall evaluate and respond to such Recovery Plan. If approved by Purchaser, Contractor shall immediately implement the Recovery Plan. If not approved by Purchaser, the Parties shall collaborate as to any necessary adjustments of the Recovery Plan. For the avoidance of doubt, the preparation and implementation by the Contractor of any Recovery Plan will not result in an increase of the Base Contract Price, unless otherwise agreed in writing by the Parties, and it being understood that Purchaser shall consider, but not be obligated to, approve any Recovery Plan submitted by Contractor.

3.7	Packing and Shipping

Packing and shipping for all Deliverable Items shall be in accordance with all applicable laws, rules, and regulations and meet the requirements of Contractor’s Shipping, Handling and Storage Plan.

3.8	Residual Items

[***…***]

ARTICLE 4. PRICE

4.1	Base Contract Price

Prior to Financial Close, the total price for the Work to be performed under this Contract shall include firm fixed price Euro and U.S. Dollar portions as follows:

Firm fixed price Euro portion:	€1,056,432,400
Firm fixed price U.S. Dollar portion:	$823,189,121	*

*	The firm fixed price U.S. Dollar portion includes an [***…***] for the [***…***] Subcontract of [***…***] U.S. Dollars (US$ [***…***]). Such [***…***] includes a fixed price component of [***…***] U.S. Dollars (US$ [***…***]) and a time and materials portion expected to be [***…***] U.S. Dollars (US$ [***…***]). If the price for this Subcontract is less or more than [***…***] U.S. Dollars (US$ [***…***]), the firm fixed price U.S. Dollar

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

portion under this Contract shall be accordingly reduced or increased to reflect the final price of the [***…***] Subcontract. Contractor agrees and acknowledges that it shall endeavor on a reasonable efforts basis to negotiate a reduction of the [***…***] Subcontract price, including the fixed price and time and materials portions thereof.

4.2	Conversion of Euro Portion of Firm Fixed Price

The firm fixed price Euro portion of the Contract referenced in Article 4.1 shall be converted into U.S. Dollars as follows:

4.2.1	Closing Date Notice. From time-to-time following the entry by the Purchaser into the Finance Facility or at the reasonable request of Contractor, Purchaser shall provide to Contractor periodic updates of the anticipated date of Financial Close. Purchaser shall notify Contractor by no later than [***…***] prior to the date of the anticipated day of Financial Close, of the scheduled date of the Financial Close.

4.2.2	Foreign Exchange Rate Quotes. For the purpose of establishing the conversion rate:

(a)	Satisfaction of Conditions Precedent

The Parties agree and acknowledge that the Euro to U.S. Dollar Spot Rate and Forward Point Quote exchange rates shall be fixed and the hedging transactions will be executed by Contractor once all conditions precedent to the Financial Close, except the present clause, have been satisfied or effectively waived.

Prior to the execution of the hedging transactions contemplated by this Article 4.2, Purchaser shall confirm to Contractor, and on a best efforts basis, seek for the Finance Facility agent to confirm to Contractor, that the Base Contract Price to be calculated pursuant to Article 4.2.3 based on the Spot Rate and Forward Points Quote rate satisfies any applicable condition precedent to the Financial Close (or that the applicable condition precedent has been effectively waived). If the foregoing confirmation from the Finance Facility agent is not obtained or otherwise available, then the Parties shall consult as to an alternate means to obtain a third party confirmation that the Spot Rate and Forward Points Quote rate, if executed as part of the hedging transactions, satisfies any applicable condition precedent to the Financial Close (or that the applicable condition precedent has been effectively waived). Notwithstanding the foregoing, if no alternate third party confirmation relating to satisfaction of the applicable condition precedent to the Finance Facility as contemplated in this Article 4.2.2(a) is obtained, then the execution of the hedging transactions shall be suspended until a reasonably acceptable alternative confirmation is obtained.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

(b)	[***…***]

(c)	[***…***]

4.2.3	Conversion Rate Calculation. Each Payment Strip shall be converted from a Euro denomination to a U.S. Dollar denomination by determining [***…***]. The Euro portion of the ATP Balance shall be converted to U.S. Dollars utilizing the Spot Rate. The total firm fixed price for the Work to be performed under this Contract (the “Base Contract Price”) as set forth in this Article 4.1 shall be [***…***]. The Parties shall promptly execute an amendment to this Contract reflecting the U.S. denominated Base Contract Price and applicable Milestone Payments.

4.3	Authorization to Proceed

Upon EDC, all Milestone payments made by Purchaser to Contractor under the ATP shall be credited to the Base Contract Price on a Euro for Euro and U.S. Dollar for U.S. Dollar basis, and the performance of the Work shall continue under the terms of this Contract. Following EDC, Purchaser and/or Contractor (as provided for in the definitive financing documents) shall promptly submit to the agent under the Finance Facility the first invoice for drawing thereunder, subject to the requirements, if any, applicable to the Contractor under the Finance Facility for payment of any corresponding Milestone(s), Contractor shall invoice Purchaser the difference, if any, between the aggregate amount of payments due at that date under the Payment Plan and the aggregate amount of payments received up through such date under the ATP (such amount being the “ATP Balance”), and the payment of Contractor’s invoice shall be made no later than the maximum date provided for in the definitive financing documents after submission of the invoice to the applicable agent under the Finance Facility. Purchaser shall provide to Contractor a copy of the executed definitive financing documents for the Finance Facility (as may be redacted and subject to the confidentiality terms thereof).

4.4	Fees and Other Expenses

The Base Contract Price stated above includes all fees, charges, expenses, costs, and other amounts payable by Purchaser for any portion of the Work provided for herein, including but not limited to the design, manufacture and testing of Deliverable Items, the delivery of Deliverable Data, performance of Services,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

Storage, packing and transport of the Satellites to the Launch Site, property and transit insurance and such other insurance as is required by Article 30, but does not include such amounts payable for Launch Services pursuant to a Launch Services Agreement, any Launch and In-Orbit Insurance Policy (the responsibility for which, as between Contractor and Purchaser, shall reside exclusively with Purchaser) or any applicable liquidated damages due from Contractor to Purchaser pursuant to Article 21. Under no circumstances will Purchaser be obligated to pay any fees, charges, expenses, costs or other amounts in connection with any portion of the Work other than the amounts set forth in Article 4.1, as adjusted in accordance with Articles 15, 16, 23 or 35.

4.5	Taxes

4.5.1	Contractor Tax Responsibilities. [***…***]

4.5.2	Purchaser Tax Responsibilities. [***…***]

4.5.3	Cooperation. Each Party shall, on a reasonable efforts basis, cooperate in order to enable the other Party to effectively and timely comply with the provisions of this Article 4.5.

ARTICLE 5. PAYMENTS

5.1	Payment Conditions

5.1.1	General. Any payments due by Purchaser to Contractor under Article 4, shall be invoiced in accordance with the Payment Plan and this Article 5.1. Payments associated with any Options exercised by Purchaser shall be invoiced in accordance with the relevant payment plan or agreed Task Order for such Option(s) and this Article 5.1.

5.1.2	Milestone Payments. Each Milestone payment specified in the Payment Plan shall become payable upon the later of: (i) Contractor’s successful completion of such Milestone in accordance with the Contract; (ii) Contractor’s delivery of an invoice for payment including a certification in the form required by the Payment Plan indicating that the Milestone has been completed in accordance with the requirements of this Contract, including the Milestone Success Criteria; (iii) Purchaser’s execution of the acknowledgement included in Contractor’s invoice, which shall not be unreasonably delayed or withheld. Contractor shall not invoice any amount which when cumulated with other Milestone payments previously made hereunder, exceeds the cumulative Milestone payment amounts due and paid as of such date as reflected in the Payment Plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

5.2	Timing of Payments

All payments due from Purchaser upon the completion of a Milestone shall be paid no later than [***…***] days after the conditions in Article 5.1.2 have been achieved.

If the Contractor completes any Milestone provided for in the Payment Plan prior to its specified due date, Purchaser shall, at its sole discretion consider, but not be obligated to, render early payment for such Milestone.

Any payment due by Purchaser shall be deemed to have been made when the Contractor’s bank account has been credited of the amount of such payment. If any payment would otherwise be due under this Contract on any Day that is not a Business Day, such payment shall be due on the succeeding Business Day.

5.3	Other Payments

Subject to Article 5.6, if applicable, any payments to be made pursuant to this Contract and not otherwise subject to Article 5.1 above shall be paid no later than [***…***] after receipt of Contractor’s invoice completed in accordance with Article 5 therefor.

5.4	Interest for Late Payment

Except in the case of a payment disputed pursuant to Article 5.6, below, in the event that any payment due under this Contract is not made when due hereunder, without prejudice to the other rights and remedies of the Party entitled to such payment, such Party shall also be entitled to interest computed at the Interest Rate, compounded annually, on the unpaid balance thereof starting on the day after the due date until such payment is made.

5.5	Payment Bank

5.5.1	Payments to Contractor. All payments made to Contractor hereunder shall be in U.S. Dollars and shall be made by electronic funds transfer to the following account:

Bank Name:	[***…***]
Account Name:	[***…***]
Bank Address:	[***…***]
SWIFT Code:	[***…***]
Account Number:	[***…***]
Routing Number:	[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

or such other account or accounts as Contractor may specify in writing to Purchaser.

5.5.2	Payments to Purchaser. To the extent any payments are made to Purchaser hereunder, all such payments shall be in U.S. Dollars and shall be made by electronic funds transfer to the following account:

Bank Name:	[***…***]
Account Number:	[***…***]
ABA Number:	[***…***]
SWIFT Code:	[***…***]
Beneficiary:	Iridium Satellite LLC

or such other account or accounts as Purchaser may specify in writing to Contractor.

5.6	Disputed Amounts

In the event a Milestone has not been completed in accordance with the requirements of this Contract, including the Statement of Work, Purchaser shall so notify Contractor in writing within [***…***] days after the conditions in Article 5.1.2(i) and (ii) have been met, and within [***…***] days thereafter provide in reasonable detail the Contract requirements associated with the applicable Milestone that have not been met. Upon correction of the noted discrepancy or discrepancies and completion of the Milestone in accordance with the Contract requirements, payment shall be made as follows:

(i)	if correction is made within the period of [***…***] days after the date of receipt by Purchaser of the invoice, then payment shall be made at the end of such [***…***] day period; or

(ii)	(ii) if correction is not made within the period of [***…***] days after the date of receipt by Purchaser of the invoice, then Contractor shall resubmit the invoice and payment shall be made within [***…***] days after the date of receipt by Purchaser of the invoice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

Failure to pay any amount subject to a reasonable good faith dispute shall not constitute a material breach under this Contract until resolved by the Parties.

5.7	Audit Rights and Procedures

Contractor shall keep complete, true and accurate books of account and records pursuant to its standard accounting system for the purpose of demonstrating the Actual Costs incurred in the performance of the Work. Contractor will keep such books and records at Contractor’s principal place of business for [***…***] following the end of the calendar quarter to which they pertain and make them available at all reasonable times for audit of any Actual Costs claimed by Contractor pursuant to [***…***] to be performed by a reputable and industry recognized independent certified public accounting firm designated by Purchaser and reasonably agreed by the Contractor. [***…***]. Contractor will pay Purchaser the full amount of any overpayment within [***…***] days after the date of receipt of an invoice from the Purchaser, together with interest computed at the Interest Rate, compounded annually, on the amount of overpayment starting on the day such payment was made by Purchaser to Contractor. The independent auditor will be directed to report reasons for its findings, and the independent auditor’s findings will be binding upon Purchaser and Contractor.

5.8	Invoices

Invoices hereunder shall be submitted by electronic mail with a copy to be sent by recognized express courier service to Purchaser (original plus one (1) copy) at the following address:

Iridium Satellite LLC

2030 East ASU Circle

Tempe, AZ 85284

Attention: [***…***]

Email: [***…***]

or to such other address as Purchaser may specify in writing to Contractor.

Individual contact names and email addresses will be provided under Article 29.1. Contractor may request status of payment by contacting Purchaser at the address indicated in this Article 5.8.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

All invoices submitted pursuant to this Contract shall be rounded to the nearest U.S. Dollar.

ARTICLE 6. PURCHASER FURNISHED ITEMS

6.1	Purchaser Furnished Items

To enable Contractor to perform the Work, in particular the Launch Segment Services and On-Orbit Support Services, Purchaser shall be responsible for timely making available to Contractor the Purchaser Furnished Items indicated in Section 10 of the Statement of Work. Such Purchaser Furnished Items shall be adequate for the required purposes and shall be made available free of charge for Contractor’s use during the period commencing on the dates established in the Statement of Work and continuing as defined in the Statement of Work. Purchaser and Contractor will conduct a meeting on the date established in the Statement of Work to confirm the availability of such Purchaser Furnished Items. The Parties agree and acknowledge that title and risk to all Purchaser Furnished Items shall be governed by the provisions of Article 12.3.

In addition, Purchaser shall timely provide to Contractor any available Iridium Block 1 documentation or information as defined in the Statement of Work.

6.2	Communications Authorizations

Purchaser shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations, reports, licenses, permits and authorizations with the Federal Communications Commission if required to do so and with any other national governmental agencies having jurisdiction over Purchaser, for the construction, Launch and operation of the Satellites.

Contractor shall provide reasonable ancillary support for the preparation, coordination and filing of such applications, registrations, reports, licenses, permits and authorizations as set forth in the Statement of Work.

6.3	Radio Frequency Coordination

Purchaser shall be responsible for the submission of all filings required by the International Telecommunication Union (“ITU”) (or any successor agency thereto) and all radio frequency coordination associated with the NEXT System. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency) and the laws and regulations of all domestic communications regulatory authorities having jurisdiction over Purchaser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

Contractor shall provide reasonable ancillary support in connection with Purchaser’s efforts for the preparation, submission, prosecution and maintenance of such ITU filings and radio frequency coordination efforts as set forth in the Statement of Work.

6.4	U.S. Government Encryption and Decryption Authorizations

For the avoidance of doubt, Contractor shall be responsible for all work and effort associated with applying for and obtaining any U.S. government licenses, approvals or certifications associated with encryption and decryption capabilities incorporated in the Deliverable Items, as set forth in the Statement of Work. Purchaser shall provide on a timely basis cooperation reasonably necessary in support of Contractor’s efforts to obtain any such licenses, approvals or certifications.

6.5	Late Delivery of / Non Conforming Purchaser Furnished Items

Section 10 of the Statement of Work sets forth a listing of Purchaser Furnished Items and the delivery date for such Purchaser Furnished Items. Any intermediate deliveries of Purchaser Furnished Items that may be agreed upon by the Parties shall be considered Purchaser Furnished Items.

The late delivery or unavailability of Purchaser Furnished Items, including, as a result of repair or replacement of non-conforming Purchaser Furnished Items as provided for below, individually or combined, shall be considered an event beyond the reasonable control of Contractor. In such case, Purchaser and Contractor shall discuss an equitable adjustment to the Deliverables Schedule and other materially affected terms of the Contract, provided that: (a) such late delivery or unavailability of Purchaser Furnished Items was not due to the fault of or caused by the Contractor; (b) Contractor promptly notifies Purchaser in writing of any applicable late delivery or unavailability of Purchaser Furnished Items and the expected impacts resulting therefrom; and (c) Contractor uses reasonable efforts to avoid and/or mitigate the effect of the late delivery or unavailability of Purchaser Furnished Items. Purchaser shall coordinate Contractor’s access to and use of Purchaser Furnished Items not physically delivered to the Contractor, and the Parties agree and acknowledge that scheduled maintenance or ordinary course repair of such Purchaser Furnished Items shall not be subject to the terms of this Article 6.5. Notwithstanding the foregoing, Purchaser shall, on a reasonable efforts basis, provide Contractor access to and use of the relevant portions of the Block 1 System Test Bed on a non-interference basis for periods of time to be agreed by the Parties.

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In addition, Purchaser shall promptly notify Contractor in writing of any event which may delay or prevent the performance by Purchaser of any of its obligations under this Contract which may cause Contractor to be delayed, to incur additional costs, or both.

If, after Contractor’s receipt, the Purchaser Furnished Items are determined not to be in conformance with the requirements of the Contract, Purchaser shall, at its own expense, promptly repair or replace such defective or non conforming Purchaser Furnished Items to the extent such repair or replacement is practicable.

When Purchaser Furnished Items are to be used on a timeshare or mutual basis for both Purchaser’s and Contractor’s activities, Purchaser shall, on a reasonable efforts basis, coordinate and plan with the Contractor use of the relevant Purchaser Furnished Items.

ARTICLE 7. COMPLIANCE WITH LAWS AND DIRECTIVES

7.1	General

Except where a Party has expressly agreed to perform the obligations of the other Party herein, each Party shall, at its expense, perform its obligations hereunder in accordance with all applicable laws, regulations, and policies of any federal, state, local, or foreign government and the conditions of all applicable federal, state, local, or foreign government approvals, permits, or licenses.

7.2	Compliance with Export Control Laws

Any obligation of a Party hereunder to provide any (i) Deliverable Item or Purchaser Furnished Items; (ii) other technical information, technical services or Training; or (iii) any access to facilities of the other Party and its personnel and/or its representatives, shall be subject to applicable governmental export control and security laws, regulations, policies and license conditions. Contractor shall use best efforts to implement this Contract in compliance with such laws, regulations, policies and license conditions. If and to the extent required by U.S. law, the Parties, the Subcontractors, Associate Contractors and Purchaser Personnel and their personnel and/or representatives shall enter into U.S. Government-approved agreement(s), including any Technical Assistance Agreement(s) (as defined in the U.S. International Traffic in Arms Regulations, 22 C.F.R. §120.16), separate from this Contract, governing the provision of Deliverable Items and other technical

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information, technical services, Training, or access to facilities in connection with this Contract. Either Party shall reasonably support the other Party in obtaining and maintaining necessary governmental approvals, permits and licenses. To the extent applicable, the relevant Party shall provide to the other Party copies of export license applications, approvals, agreements and any provisos or conditions related thereto.

7.3	Licenses and Other Approvals

Contractor shall, on a best efforts basis, obtain and maintain necessary applicable approvals, permits, and licenses as may be required by any government, foreign or domestic, for the performance of its obligations under this Contract, including but not limited to all authorizations required for the export of any Deliverable Item, or any part thereof.

Purchaser shall, on a best efforts basis, obtain on a timely basis and maintain necessary applicable approvals, permits, and licenses as may be required by any government, foreign or domestic, for the performance of its obligations under this Contract, including but not limited to all authorizations required for the import to the U.S. of any Ground Deliverables, delivery of the Secondary Payload and the Purchaser Furnished Items under this Contract.

7.4	Subcontractors

Contractor shall cause its Subcontractors to, on a best efforts basis, obtain and maintain any approvals, permits or licenses required for any Purchaser employee, Purchaser Personnel, or Associate Contractor (including, but not limited to, foreign subsidiaries and related entities of Purchaser involved with the procurement) to have access to Subcontractors facilities, hardware, Software, Deliverable Data, Training, other technical information or technical services in connection with the performance of this Contract, including U.S. export-controlled items or services.

Purchaser shall provide reasonable support to Contractor and its Subcontractors in obtaining and maintaining any necessary approvals, permits and licenses. Contractor shall review with Purchaser any application Subcontractor makes to any government department, agency or entity for any permit, license, agreement or approval that will be signed by Purchaser as may be required for performance of the Work, prior to submission of such application. Contractor shall provide Purchaser a minimum of [***…***] Business Days to review such application prior to submission to such governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by Purchaser for

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incorporation into such application. At Purchaser’s request, Contractor shall include Purchaser, any Purchaser Personnel or Associate Contractor(s) (and related entities involved with the procurement) as a named party in any application for approval of such U.S. export licenses, agreements and other approvals so as to permit Purchaser, any Purchaser Personnel or Associate Contractor(s) to be present during any discussion with or meetings where Purchaser’s foreign subsidiaries/related entities, or any “foreign person” Purchaser Personnel or Associate Contractor(s), may receive from, or discuss, with Subcontractor any U.S. export-controlled items and/or services. Contractor shall cause its Subcontractors, on a best efforts basis, to provide the parties to such U.S. export licenses and agreements copies of the export licenses and agreements, including any U.S. Government provisos related to same.

7.5	Compliance With Applicable Laws

NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL EITHER PARTY BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO THE OTHER PARTY’S FACILITIES OR SUBCONTRACTOR FACILITIES, PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA OR OTHER TECHNICAL INFORMATION, OR PROVIDE TECHNICAL/DEFENSE SERVICES OR TRAINING, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE EXPORT CONTROL LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS.

7.6	No Unauthorized Exports or Retransfers

NEITHER PARTY SHALL RE-EXPORT OR RE-TRANSFER TO ANY THIRD PARTY ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION, TECHNICAL SERVICES, OR OTHER ITEMS FURNISHED HEREUNDER, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS AND OTHER APPROVALS REFERENCED IN THIS ARTICLE 7 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

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ARTICLE 8. ACCESS TO WORK-IN-PROCESS

8.1	Work-in-Process at Contractor’s or Subcontractor’s Facility

Subject to Article 7, compliance with Contractor’s normal and customary safety and security regulations and practices (or, if applicable, those of a Subcontractor), which shall be provided in writing to Purchaser upon Purchaser’s request prior to any facility visit, and the protection of third party proprietary information, Purchaser’s employees and Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portions of the Work shall be allowed access to all Work being performed at Contractor’s or any Subcontractor’s facility for the Satellites and other Deliverable Items, for the purpose of observing the progress of such Work in accordance with the requirements of this Contract, including the Statement of Work. Such access shall be upon reasonable prior written notice to Contractor and shall occur during normal working hours or at such other hours as Work is being performed at Contractor’s or any Subcontractor’s facility.

Purchaser’s employees and Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portions of the Work will have access for evaluation, inspection, and use in connection with the planned operation of a Satellite or the NEXT System to: (i) Deliverable Data and technical data; (ii) Contractor and first tier Subcontractor Work-in-Process and technical and schedule data and documentation relevant to the Work; and (iii) meetings between the Contractor and any of its lower tier Subcontractors subject to prior written agreement between the Purchaser and Contractor on a case by case basis, such agreement not to be unreasonably withheld or delayed. All Purchaser’s employees and Purchaser Personnel who meet the requirements for access set forth in this Article shall be provided badges to agreed work areas while the Work is being performed, though such access may be restricted to relevant buildings and areas where the subject Work-in-Process resides. Contractor, on a reasonable efforts basis, shall obtain similar access to Work that is being performed at the facilities of Subcontractors subject to the conditions set forth in the first sentence of this Paragraph. For the avoidance of doubt, any communications between Purchaser’s employees) and any Subcontractor shall be conducted through Contractor.

Associate Contractors may have access to Contractor’s facilities subject to prior written agreement between the Purchaser and the Contractor on a case by case basis on the purpose and conditions of such access, which agreement shall not be unreasonably withheld or delayed.

8.2	Electronically-Generated Information

With regard to electronically generated information, Contractor will provide Purchaser with an electronic copy thereof and/or electronic access (via the internet or Purchaser e-mail) to information regarding program performance and documentation that will advise Purchaser, on a current basis, of program specific issues, decisions and problems. Contractor shall establish data links between its and Purchaser’s facilities such that Purchaser has remote electronic access to those project-related documents identified in the Statement of Work.

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The Purchaser likewise will provide to Contractor with an electronic copy thereof and/or electronic access (via the internet or Contractor e-mail) to information to be exchanged pursuant to this Contract.

8.3	Access to On-Site Facilities

For the purpose of monitoring the Work-in-Process being performed by Contractor hereunder, Contractor shall provide office facilities for up to [***…***] Purchaser employees or Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portions of the Work resident at Contractor’s plant(s) through the On-Orbit Satellite Acceptance testing of the last Satellite to be delivered under this Contract, including any optional or replacement Satellites.

The office facilities to be provided shall include a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, access to copy machines, facsimile machines, internet account and access, reasonable clerical support, and meeting rooms to the extent necessary to enable Purchaser’s employees and Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portions of the Work to monitor the progress of Work under this Contract.

Contractor will obtain similar office facilities at the plants of Major Subcontractors for visits and meetings of Purchaser’s employees, Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portions of the Work and Contractor to such plants in accordance with Section 3 of the Statement of Work.

8.4	Purchaser’s Employees Confidentiality Obligations

Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer, citizenship status and such other information as may be reasonably requested by Contractor with respect to each of its Purchaser’s employees and Purchaser Personnel and cause such Purchaser employees and Purchaser Personnel (except for attorneys and other professionals who are already bound by obligations of confidentiality) to execute a confidentiality agreement directly with Contractor in form and substance reasonably satisfactory to Contractor and containing terms substantially the same as those set forth in Article 27.

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8.5	Interference with Operations

Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its Subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its Subcontractors.

8.6	Purchaser Recommendations

The Contractor shall in good faith consider any recommendations of the Purchaser (through its authorized representative) as to any aspect of the Work to be performed hereunder, but for the avoidance of doubt, the Contractor will remain solely responsible for the performance of the Work in accordance with the requirements of this Contract, including the Statement of Work and the System Performance Specification, except where the Purchaser has executed a formal waiver in accordance with Article 9.1.4 that specifies the deviation from the System Performance Specification and the consequences and/or impact of such deviation, or a Change Order in accordance with Article 15.

8.7	Purchaser Inspection Not Acceptance

The inspection, examination, or observation by Purchaser with regard to any portion of Work produced under this Contract shall not constitute any Acceptance thereof, nor shall it relieve Contractor from fulfilling its contractual obligations hereunder.

8.8	Contractor Access to Secondary Payload(s)

In connection with Contractor’s obligation under this Contract to integrate the Secondary Payload(s) to the relevant Satellites, Contractor shall, subject to applicable governmental export control and security laws, regulations, policies and license conditions, have the right to handle, interface, integrate, test and validate its compatibility with the Satellite.

ARTICLE 9. SATELLITE INSPECTION AND DELIVERY

Contractor shall perform the following tests and reviews:

9.1	Satellite Pre-Shipment Review (SPSR)

9.1.1	Contractor to Conduct a Review of each Satellite Prior to Shipment. Contractor shall conduct a detailed and comprehensive review of each Satellite prior to Contractor’s shipment of the Satellite to the Launch Site or its entering into storage. This review shall be conducted in accordance with the terms of this Article 9 and the Statement of Work (a “Satellite Pre-Shipment Review” or “SPSR”).

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9.1.2	Time, Place and Notice of SPSR. The SPSR shall take place at Contractor’s facility or Subcontractor’s facility, at Contractor’s discretion. Contractor shall notify Purchaser in writing on or before [***…***] days prior to the date that the Satellite will be available for the SPSR, which shall be the scheduled date for commencement of such SPSR. If Purchaser cannot attend the SPSR on such initially scheduled date, Contractor shall reasonably accommodate Purchaser’s scheduling requirements by up to [***…***] Business Days, provided that Purchaser notifies Contractor [***…***] days in advance of its specific scheduling requirements.

9.1.3	Conduct and Purpose of SPSR. The SPSR shall be conducted in accordance with the terms of this Article 9 and the Statement of Work. The purpose of the SPSR shall be to: (i) review test data and analyses for the Satellite; (ii) demonstrate to the Purchaser’s satisfaction that any Defects associated with design, workmanship and testing as contained in the Contractor’s standards and other standards which may have been approved by Purchaser, have been corrected; (iii) demonstrate to the Purchaser’s satisfaction that testing has been successfully completed in accordance with the NEXT Space Segment and Space Vehicle Integration and Verification Plan; (iv) determine whether the Satellite meets applicable System Performance Specification or the applicable Performance Specification requirements (except those that have been waived pursuant to Article 9.1.4 below) and is therefore ready for Delivery.

9.1.4

Waivers and Deviations. Contractor shall submit to Purchaser, or Purchaser may propose to Contractor, any request for a waiver of, or deviation from, provision(s) of the System Performance Specification or the Performance Specification applicable to the Satellite or other Deliverable Item. Purchaser shall consider each such request in good faith in accordance with industry standard practices. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by Purchaser. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the System Performance Specification or the applicable Performance Specification only with respect to such specified Satellite or Deliverable Item, permitting such waiver thereof, or deviation

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therefrom, effective on or after the date of such approval for such Satellite or Deliverable Item. In the event that Purchaser approves any waiver or deviation that has an impact or is reasonably expected to have a impact on the performance, reliability or Operating Life of a Satellite, Purchaser shall be entitled to an equitable reduction in the Base Contract Price with respect to such waiver to be negotiated in good faith by the Parties.

9.1.5	SPSR Inspection. Contractor shall permit a reasonable number of Purchaser employees or Purchaser Personnel to attend the SPSR pursuant to this Article 9; provided, however, that the provisions of Article 7 and Article 8 shall apply to any such Purchaser employee and Purchaser Personnel. At Purchaser’s request, the Contractor shall reasonably accommodate the participation of relevant Associate Contractor on a case by case basis subject to requirements of Article 7.

9.1.6	SPSR Results. In the event that the SPSR demonstrates to the Purchaser’s satisfaction that the Milestone Success Criteria are met with respect to the relevant Satellite, Purchaser shall provide written confirmation to Contractor (within [***…***] Business Days after Purchaser receives written notice of completion of the SPSR from Contractor) of its concurrence with the results of the SPSR (it being expressly understood that such confirmation does not constitute a waiver of Purchaser’s right to compel correction of any Defects, or any of its other rights and remedies as provided for in this Contract), and the Satellite shall be deemed ready for shipment as part of a Satellite Batch to the Launch Site.

In the event that such SPSR discloses that the Milestone Success Criteria are not met with respect to the relevant Satellite, Purchaser shall provide written notification thereof (a “Notice of Non-Compliance”) to Contractor within [***…***] Business Days after Purchaser receives written notice of completion of the SPSR from Contractor, which written notification shall state each Defect Purchaser requires to be corrected or repaired (with reference to the specific provision of this Article 9.1.6, as well as the specific provision of the NEXT Space Segment and Space Vehicle Integration and Verification Plan, or the System Performance Specification, deemed not met). Contractor shall correct or repair each Defect with all deliberate speed and thereafter conduct additional testing and/or a “delta” SPSR to demonstrate to Purchaser’s satisfaction the Satellite meets the requirements of this Article 9.1.6, after which Purchaser within the applicable time frame specified above shall provide a Notice of Non-Compliance or confirmation (it being expressly understood

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that any such confirmation shall not constitute a waiver of Purchaser’s rights to compel correction of any Defects or any of its other rights and remedies as provided for in this Contract). Contractor shall be required to repeat the process described in this Article 9.1.6 until Purchaser provides Contractor with a confirmation pursuant to the requirements of this Article 9, unless otherwise agreed by the Parties. The Purchaser shall not unreasonably withhold or delay giving its notification hereunder.

Upon receipt of Purchaser’s confirmation in accordance with this Article 9, Contractor shall provide, with respect to each applicable Satellite, a certification to the Purchaser in accordance with the form attached as Exhibit F, SPSR Certification. Thereafter, Contractor shall transport such Satellite Batch (or Satellite thereof) in accordance with Contractor’s Shipping, Handling and Storage Plan to: (i) the Launch Site, and proceed to prepare the Satellite for Launch or (ii) Storage, as the case may be. [***…***]. Contractor shall not ship the Satellite to the Launch Site until all Defects are corrected, repaired or Contractor has received a Purchaser-approved waiver or deviation.

9.1.7	Inspection Costs Borne by Purchaser. All costs and expenses incurred by Purchaser and its agents in the exercise of its inspection rights under this Article 9, including travel and living expenses, shall be borne solely by Purchaser.

9.1.8	Correction of Deficiencies after SPSR. If at any time following completion of SPSR of the Satellite and prior to Transfer, it is discovered that such Satellite has or may have a Defect or otherwise fails to meet the requirements of Article 9.1.6, as may be modified as of such time pursuant to Article 9.1.4, Contractor shall correct, within the shortest time possible given the type of Defect, such Defect prior to Transfer in accordance with the applicable terms of this Contract, including the Statement of Work, at its own expense, and Contractor shall, on a reasonable efforts basis, avoid and minimize delays associated with the correction of any such Defect.

ARTICLE 10. ACCEPTANCE OF SATELLITE AND PERFORMANCE OF RELATED SERVICES

10.1	Launch Segment Services and On-Orbit Support Services

Upon arrival of each Satellite at the Launch Site, Contractor shall proceed with the provision of Launch Segment Services in accordance with the requirements of this Contract and the Statement of Work.

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After Launch of each Satellite Batch by the Launch Services Provider(s), Contractor shall proceed with the provision of On-Orbit Support Services in accordance with the Statement of Work, except in case of Total Loss or Constructive Total Loss of a Satellite to the extent such Satellite is removed from service.

10.2	Satellite Acceptance

10.2.1	On-Orbit Satellite Acceptance. Contractor shall be eligible to earn payments associated with the On-Orbit Satellite Acceptance Milestone Payment for Each Batch of Satellites for all the Satellites to be Delivered under this Contract in a maximum amount of [***…***] of the Base Contract Price, on a per Satellite basis, based on the Acceptance or Qualified Satellite Acceptance of each Satellite. Such Acceptance or Qualified Acceptance shall occur finally and irrevocably for all purposes hereunder upon the earlier to occur of:

(a)	completion of the [***…***]; or

(b)	completion of the [***…***]; or

(c)	upon occurrence of a Total Loss or Constructive Total Loss of the Satellite on or after Launch (or the Satellite being reasonably determined to be a Total Loss or Constructive Total Loss).

10.2.2	Performance of On-Orbit Satellite Acceptance. [***…***] days prior to the scheduled Launch of a Satellite Batch, Contractor shall notify Purchaser in writing of the On-Orbit Satellite Acceptance schedule with respect to the Satellites of the relevant Satellite Batch.

After each Satellite has been placed in its on-orbit test slot, Contractor shall perform the On-Orbit Satellite Acceptance in accordance with the requirements of this Contract, including Appendix F Part 1 and the NEXT On-Orbit Satellite Acceptance Plan, and conduct an OSA review with Purchaser within [***…***] Business Days of completing the On-Orbit Satellite Acceptance (with a summary OSA report being submitted at least [***…***] prior to conducting the OSA review), in accordance with the applicable provisions of this Contract, including Appendix F Part 1 and the NEXT On-Orbit Satellite Acceptance Plan. Upon the completion of the OSA review and resolution of any Defects or Anomalies to the Purchaser’s satisfaction, and provided that the requirements of Article 10.2 have been met, Purchaser shall be deemed to have accepted the OSA results.

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In case of Launch failure or if, after Launch, a Satellite is determined to be a Constructive Total Loss or Total Loss, or if a Partial Loss has occurred and, in either case, such loss is due to causes not attributable to Contractor (for avoidance of doubt, causes attributable to a Launch Services Provider or resulting from extraneous events such as space debris or micrometeorite impacts shall not be considered causes attributable to Contractor), the OSA shall be deemed to have occurred and the Contractor shall be paid the On-Orbit Satellite Acceptance Milestone of such Satellite within [***…***] days after the date of occurrence of such Total Loss or Constructive Total Loss.

10.2.3	Provisional Qualified Satellite Acceptance and Qualified Satellite Acceptance.

10.2.3.1	Provisional Qualified Satellite Acceptance.

(a)	With respect to any Satellite that fails to comply with the Satellite Acceptance requirements and except for any Satellite that is a Total Loss or a Constructive Total Loss or if the provisions of this Article 10.2.3 otherwise apply, then:

(i)

Subject to the Parties reasonable determination that a partial or complete restoration of the applicable Satellite systems, subsystems or the correction or partial correction of a Defect or Anomaly is possible or feasible, as evaluated from time to time following Launch and prior to Qualified Satellite Acceptance, Purchaser shall have the right to [***…***] periods, during which the Contractor shall, in accordance with Article 14.3.2, seek to correct the Anomaly or Defect identified on the Satellite. If Purchaser elects [***…***] of the pro-rata portion of the On-Orbit Satellite Acceptance Milestone applicable to such Satellite forming part of a Satellite Batch within [***…***] days thereafter. Subsequently, if Purchaser elects [***…***], Purchaser shall pay to Contractor an additional amount, that together with the

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foregoing [***…***] portion already paid, will comprise the lesser of: (i) [***…***]; or (ii) the amount calculated by multiplying the On-Orbit Satellite Acceptance Milestone for such Satellite by the performance value determined in accordance with Exhibit E, within [***…***] days thereafter; or

(ii)	Alternatively, if Purchaser does not elect [***…***], then Contractor shall have the right, but not the obligation, to seek to correct the Anomaly or Defect identified on the Satellite for a period of up to [***…***] days after its Launch, however no portion of the On-Orbit Satellite Acceptance Milestone applicable to such Satellite forming part of a Satellite Batch shall be due or payable to Contractor at that time.

(iii)	Provisional Qualified Satellite Acceptance of such Satellite shall occur upon: (x) the election of Purchaser to operate the Satellite on a temporary basis; or (y) Contractor’s election to seek to correct the Anomaly or Defect identified on the Satellite (in either case, “Provisional Qualified Satellite Acceptance”).

(b)	If Contractor is able to correct the Defect or Anomaly identified on such Satellite within the first or second [***…***] period specified in Article 10.2.3.1(a) or otherwise within [***…***] days after its Launch so that the Satellite complies with the Satellite Acceptance requirements, then On-Orbit Satellite Acceptance of the Satellite shall be deemed to have occurred in accordance with Article 10.2.1 and the balance of the pro-rata portion of the On-Orbit Satellite Acceptance Milestone applicable to such Satellite forming part of a Satellite Batch shall be due and payable to the Contractor within [***…***] days thereafter.

(c)	If at the conclusion of the first or second [***…***] period specified in Article 10.2.3.1(a), or otherwise within [***…***] days after its Launch, Contractor has not been able to correct the Defect or Anomaly identified on the Satellite, then Purchaser may still elect to proceed with Qualified Satellite Acceptance of such Satellite in accordance with Article 10.2.3.2.

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(d)	If at any time following Launch and prior to Provisional Qualified Satellite Acceptance or Qualified Satellite Acceptance with respect to any Satellite forming part of a Satellite Batch, Contractor identifies a material issue, Anomaly or Defect relating to the ability to safely operate such Satellite, Contractor shall immediately notify and collaborate with Purchaser as to any necessary or prudent actions that may be required to maintain the safe operation of, or the safety and integrity of, such Satellite within the Iridium Block 1 or the NEXT System.

10.2.3.2	Qualified Satellite Acceptance.

If Provisional Satellite Qualified Acceptance for any Satellite has occurred pursuant to 10.2.3.1(a)(iii) or 10.2.3.1(c), then Purchaser shall pay to Contractor an amount calculated by multiplying the On-Orbit Satellite Acceptance Milestone for such Satellite by the performance value determined in accordance with Exhibit E.

If the amount to be paid by Purchaser pursuant to this Article 10.2.3.2 exceeds the amount paid by the Purchaser under Article 10.2.3.1(a)(i), then Purchaser shall pay to Contractor the difference between the amount due pursuant to this Article 10.2.3.2 and the amount paid under Article 10.2.3.1(a)(i). Alternatively, if the amount to be paid by Purchaser pursuant to this Article 10.2.3.2 is less than the amount paid by Purchaser under Article 10.2.3.1.(a)(i), Contractor shall reimburse to Purchaser the difference between the amount paid under Article 10.2.3.1(a)(i) and the amount due pursuant to this Article 10.2.3.2. The relevant payment due to either Purchaser or Contractor shall be rendered within thirty (30) days of such payment being due and invoiced by the appropriate Party.

10.2.3.3	Purchaser Use of Satellite.

Following a Provisional Qualified Satellite Acceptance, [***…***], shall be consistent with and will not unreasonably interfere with Contractor’s obligations to correct the Satellite Anomaly or Defect in accordance with Article 14.3.2, and Purchaser shall reasonably grant Contractor access to the relevant Satellite and related technical information, subject to applicable governmental approvals, permits and licenses, and necessary for the Contractor to fulfill its obligations under this Contract.

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10.2.4	Purchaser Remedy for Satellites to Fail OSA. In the event that any Satellite fails to comply with the Satellite Acceptance requirements and is not subject to a Qualified Satellite Acceptance for reasons attributable to Contractor within the applicable time period set forth in Article 10.2.3 (and not to exceed [***…***] days following its Launch), then the OSA shall be deemed not to have occurred and the Contractor shall not earn the relevant portion of the On-Orbit Satellite Acceptance Milestone with respect to such Satellite. If any Satellite fails to achieve Satellite Acceptance or Qualified Satellite Acceptance in accordance with the requirements of Article 10.2.3, and unless otherwise agreed to by Contractor, Purchaser shall not be entitled to use such Satellite for revenue-generating commercial operations and Contractor’s liability with respect to such Satellite shall be limited to supporting the safety and integrity of such Satellite within the Iridium Block 1 or the NEXT System until such time it is de-orbited in accordance with Article 10.2.5.

10.2.5	Satellite De-Orbit. If any Satellite has failed to achieve Satellite Acceptance or Qualified Acceptance within [***…***] days following its Launch, Purchaser reserves the right to de-orbit such Satellite at its own risk and own expense, subject to applicable laws and regulations.

10.3	Initial System Acceptance

10.3.1	The Initial System Acceptance shall be achieved when [***…***], meet the applicable requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6). [***…***].

10.3.2	If at the conclusion of the NEXT System Launch Campaign, [***…***] fails to meet the requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6), for reasons not attributable to Contractor, then the Initial System Acceptance shall be deemed to have occurred.

10.3.3	If the Initial System Acceptance is delayed beyond the contractual ISA date of the initial Satellite Batch for reasons not attributable to Contractor, including but not limited to a Launch Services failure, then Contractor shall be entitled to earn interest on the Initial System Acceptance Milestone amount computed at the Interest Rate, compounded annually, until such time Initial System Acceptance is achieved in accordance with the requirements of this Article 10.3.

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10.3.4	If for reasons attributable to the Contractor, [***…***] fails to meet the requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6), then the Initial System Acceptance shall be achieved when the requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6) are met [***…***].

10.4	Final System Acceptance and Alternate Final System Acceptance

10.4.1	Final System Acceptance. The Final System Acceptance shall be achieved when [***…***] meet the applicable requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6). [***…***]. Upon the successful achievement of the Final System Acceptance in accordance with the terms of this Article 10.4.1 and applicable requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6), Contractor shall be paid the Final System Acceptance Milestone.

10.4.2	Alternate Final System Acceptance. If, following the conclusion of the Next System Launch Campaign plus [***…***] days: (i) [***…***] meet the applicable requirements of Part II of Appendix F (including any waivers or deviations approved by Purchaser pursuant to Article 11.6) for reasons not attributable to Contractor (in particular due to a Launch Services failure, Total Loss or Constructive Total Loss or the Delivery of any Satellites into Long Term Storage at the direction of the Purchaser); or (ii) Purchaser, Launch Services Provider or a third party and not Contractor, are directly responsible for the loss or unavailability of [***…***], then Final System Acceptance shall be deemed achieved. In such case, the Contractor shall be paid the Final System Acceptance Milestone.

The Parties agree and acknowledge that any deemed achievement of the Final System Acceptance Milestone shall apply only to this Contract and not to any definitive document under the Finance Facility.

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10.5	Iridium Block 1 Interoperability Considerations

In case of any Satellite Defect or Anomaly detected during OSA, QSA, ISA or FSA, due solely to a discrepancy in the hardware crosslink interoperability between Iridium Block 1 operational satellites and on ground Iridium Block 1 test satellites that is not attributable to Contractor (as verified by telemetry or other objective criteria), then the responsibility of Contractor shall be limited to supporting the Purchaser in identifying the Satellite Defect or Anomaly root cause and any corrective measures, potential solutions or mitigation strategies. The implementation of any such corrective measures, potential solutions or mitigation strategies shall be deemed a Change Order in accordance with Article 15.

If, however, the Defect or Anomaly is solely due to a discrepancy of the software associated with satellite-to-satellite interoperability as loaded on the Iridium Block 1 operational satellites and the ground Iridium Block 1 test satellites that is not attributable to Contractor (as verified by telemetry or other objective criteria), then Purchaser shall be responsible to implement any corrective actions necessary to remedy such Defect or Anomaly in the Iridium Block 1 satellites, and Contractor shall remain responsible for demonstrating compliance of the Satellites with the applicable requirements of Part II of Appendix F.

ARTICLE 11. ACCEPTANCE OF DELIVERABLE ITEMS OTHER THAN THE SATELLITE

11.1	Ground Deliverables

11.1.1

Testing and Inspection. With respect to each Deliverable Item consisting of Ground Deliverable(s), Contractor shall conduct an inspection and test of each such Deliverable Item in accordance with the requirements of this Contract, including the Statement of Work prior to and after Delivery of the relevant Ground Deliverable(s). For the avoidance of doubt, the Purchaser shall be entitled to attend any and all inspection and testing activities. If the tests establish to the Purchaser’s satisfaction that that the Ground Deliverable(s) meet the Milestone Success Criteria, Contractor shall deliver the test results and provide a certification to Purchaser that the Ground Deliverable(s) meet such Milestone Success Criteria. Contractor shall perform an Acceptance inspection and test of each Ground Deliverable element within [***…***] Business Days after Contractor has notified Purchaser of Delivery. Based upon Contractor’s certification and the inspection and test results, and the results of any additional Purchaser Acceptance inspection and test results, Purchaser shall either accept the relevant Ground Deliverable(s) in writing

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(“Acceptance” with respect to any Ground Deliverable(s)) or notify Contractor in writing that the relevant Ground Deliverables have failed to meet the Milestone Success Criteria (including the specific Defects of such Ground Deliverable(s)), within [***…***] Business Days after Contractor has notified Purchaser of Delivery.

11.1.2	Remedy or Correction of Defects. Upon receipt of a notice from Purchaser that any Ground Deliverable has failed to meet the requirements of the Contract including the Milestone Success Criteria as modified by any waivers or deviations approved by Purchaser pursuant to Article 11.6 (including the specific Defect of such Ground Deliverable), Contractor shall remedy the Defect(s), conduct additional testing as appropriate, and schedule another test of the applicable Ground Deliverable as appropriate in the presence of Purchaser or any Purchaser Employee or Purchaser Personnel involved in the regular review, monitoring and assessment of the technical portion of the Work. When such Defect(s) been remedied to comply to all applicable requirements of this Contract, including the Statement of Work, to Purchaser’s satisfaction, the relevant Ground Deliverable shall be Accepted by Purchaser in writing within [***…***] Business Days from the Acceptance re-inspection and/or re-test of the Ground Deliverables reasonably applicable. Contractor shall be required to repeat the process described in this Article 11.1 until the applicable Ground Deliverable shall have been Accepted by the Purchaser in writing pursuant to the criteria of this Article 11.1, unless otherwise agreed by the Parties. Contractor shall ensure that Acceptance of the Ground Deliverable is accomplished in accordance with the Delivery Schedule.

11.1.3	Use of Non-Accepted Deliverable Items on an Interim Basis. Until such time that the Contractor resolves any Defects and completes Acceptance of a Ground Deliverable that meets the requirements of this Contract, including the Statement of Work, Purchaser shall be entitled to use any such Ground Deliverable, provided that the Defect can be corrected at Purchaser’s facility (or otherwise at the location the Ground Deliverable was delivered to) and Purchaser’s use of such Ground Deliverable is consistent with and will not unreasonably interfere with Contractor’s obligations to resolve any Defects.

11.2	Deliverable Data

For any Deliverable Data (including Deliverable Items of Software but excluding Software integrated into a Satellite, which is subject to Article 10.1) that requires Purchaser approval pursuant to the requirements of this Contract, including the

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Statement of Work, Purchaser shall, within [***…***] Business Days of Delivery, notify Contractor in writing that such Deliverable Data is either: (i) Accepted; or (ii) rejected as non-compliant with the requirements of this Contract, including the Statement of Work (including any waivers or deviations approved by Purchaser pursuant to Article 11.6), or otherwise identified by the Purchaser as Defective, in each case identifying each such Defect and providing additional notes or comments as reasonably necessary to describe the relevant Defect. If Purchaser notifies Contractor of any Defect pursuant to the foregoing, Contractor shall promptly correct any Defective aspect of such Deliverable Data identified in such notice from Purchaser, and re-submit the Deliverable Data to Purchaser for a subsequent inspection to verify that Contractor has corrected the previously-identified Defect or non-compliance and that the Deliverable Data complies with the requirements of the requirements of this Contract, including the Statement of Work. Contractor shall be required to repeat the process described in this Article 11.2 until such time as the relevant Deliverable Data has either been Accepted by Purchaser in writing, or has been deemed Accepted, in accordance with this Article 11.2, unless otherwise agreed by the Parties. For Deliverable Data that does not require Purchaser approval pursuant to the requirements of this Contract, including the Statement of Work, Acceptance of such Deliverable Data shall be deemed to have occurred upon Delivery and review by Purchaser to its satisfaction within [***…***] Business Days of Delivery, provided such Deliverable Data is not Defective and complies with the requirements of this Contract, including the Statement of Work (including any waivers or deviations approved by Purchaser pursuant to Article 11.6). Contractor shall use all reasonable efforts to incorporate and/or resolve Purchaser’s review comments.

11.3	Training

Training, or any part thereof, shall be performed by the Contractor for Purchaser’s employee in accordance with the requirements of the Contract. Acceptance of Training, or any part thereof, shall occur [***…***] Business Days after completion of such Training or part thereof unless within such time Purchaser provides a written notice to Contractor that the Training, or part thereof, does not meet the requirements of this Contract, including the Statement of Work, identifying each Defect and providing additional notes or comments as reasonably necessary to describe the relevant Defect. In the event that Purchaser does not Accept Training, or any part thereof, as set forth in this Paragraph, Contractor shall repeat the Training, or relevant part thereof after agreement with the Purchaser on the scope of Training to be repeated.

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11.4	Services

Services shall be performed by Contractor in accordance with the requirements of this Contract.

11.5	Purchaser’s Inspection Agents

Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser consultant or agent designated by Purchaser to observe or conduct the Acceptance inspection pursuant to this Article 11 in whole or in part; provided, however, that the provisions of Article 7 and Article 8 shall apply to any such consultant or agent and such consultant or agent shall comply with Contractor’s normal and customary safety and security regulations provided to Purchaser in writing in advance of such inspection.

11.6	Waivers and Deviations

Waivers of or deviations from the requirements of this Contract, including the Statement of Work or System Performance Specification applicable to any Deliverable Item subject to the Acceptance inspection pursuant to this Article 11 shall be addressed as set forth in Article 9.1.4.

11.7	Inspection Costs Borne by Purchaser

All costs and expenses incurred by Purchaser or its consultants or agents in the performance of its inspection rights under this Article 11, including travel and living expenses, shall be borne solely by Purchaser.

11.8	Non-release of Warranty Obligations Upon Acceptance

In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item as a result of such Deliverable Item having been Accepted as set forth in this Article 11.

ARTICLE 12. TRANSFER OF TITLE AND RISK OF LOSS

12.1	Satellite

12.1.1	Transfer of Title and Risk of Loss. Title to and risk of loss or damage for a Satellite shall pass from Contractor to Purchaser either at Launch or Intentional Ignition (as applicable under this Article 12.1.1 (a) or (b) (the “Transfer”) based on Purchaser’s election for Contractor to procure Terminated Ignition insurance in accordance with Article 12.1.1(a). The Parties agree that title to and risk of loss of or damage for all Satellites forming part of a Satellite Batch shall occur at the same time).

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(a)	Purchaser may request Contractor, in writing, to [***…***].

(b)	[***…***]

12.1.2	Terminated Ignition. In the event of a Terminated Ignition, Contractor shall take all necessary actions to prepare the Satellite(s) for a relaunch, including: (a) supporting the Launch Services Provider in demating the Satellite(s) from the Launch Vehicle and conducting defueling operations; (b) directly performing inspection and testing, refurbishment, storage, repair and replacement of any damaged Satellite(s) and transportation of the Satellite(s) to and from the Launch Site; and (c) providing additional Launch Segment Services for the subsequent Launch of the Satellite(s); with any direct costs associated with the activities in this Article 12.1.2 subject to the terms of a Change Order under Article 15. Following a Terminated Ignition and as applicable, the Parties shall establish a new due date for SPSR and Delivery of any repaired or replacement Satellite(s).

12.2	Deliverable Items Other Than the Satellite

Risk of loss or damage for the Deliverable Items other than the Satellites shall pass from Contractor to Purchaser upon Delivery thereof pursuant to Article 11. Title to the Deliverable Items other than the Satellites shall pass from Contractor to Purchaser upon Acceptance thereof pursuant to Article 11. Purchaser’s rights in and to Deliverable Data (including, without exception, Deliverable Items of Software and Software integrated into hardware) are as set forth in Article 18, Intellectual Property Rights and Indemnity.

12.3	Purchaser Furnished Items and Secondary Payloads

Title to and risk of loss of or damage to the Purchaser Furnished Items and Secondary Payload(s) shall pass as follows:

12.3.1	Purchaser Furnished Items. For any Purchaser Furnished Items that are physically delivered to Contractor’s facilities, risk of loss of or damage to such Purchaser Furnished Items shall pass to Contractor upon delivery to the Contractor. Purchaser shall declare to Contractor the value of any Purchaser Furnished Items no later than [***…***] days prior to the delivery thereof to Contractor. Upon completion of the applicable portion of the Work and the physical return of the Purchaser Furnished Items by the Contractor to the Purchaser, risk of loss of or damage to such Purchaser Furnished Items shall revert back to the Purchaser.

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Title to such Purchaser Furnished Items shall at all times remain with the Purchaser.

With respect to any Purchaser Furnished Items that are physically located at Purchaser’s facilities, title and risk of loss of or damage to such Purchaser Furnished Items shall at all times remain with the Purchaser.

12.3.2	Secondary Payload(s). Risk of loss or damage to the Secondary Payload(s) shall pass from Purchaser to Contractor upon delivery to the Contractor or to its designated Subcontractor in connection with the Contractor’s obligation to incorporate such Secondary Payload(s) on the relevant Satellites. Thereafter, risk of loss or damage to the Secondary Payload(s) shall revert to the Purchaser in accordance with the provisions of Articles 12.1 of this Contract, as the case may be.

Purchaser shall declare to Contractor the value of any Secondary Payload(s) no later than [***…***] days prior to the delivery thereof to Contractor. In case the aggregate insured value of any Satellite Batch, including any Secondary Payload(s) associated therewith for a given Launch Site activity is in excess of [***…***], then [***…***]. Title to the Secondary Payload(s) shall at all times remain with the Purchaser, or Purchaser’s customer, as the case may be.

ARTICLE 13. CORRECTIVE MEASURES IN THE SATELLITE(S)

13.1	Corrective Measures

Contractor shall regularly and diligently review and assess the design of each Satellite and related equipment, and the performance data available from any Satellite that has been launched or is to be launched. If Contractor becomes reasonably aware that any unlaunched Satellite to be delivered under this Contract contains or is predicted to contain a Defect or, Anomaly, Contractor shall: (i) provide Purchaser prompt written notice thereof, and (ii) correct, on a reasonable efforts basis, such Defect or Anomaly notwithstanding that a payment may have been made in respect thereof, and regardless of prior reviews, inspections, acceptances or approvals. Contractor shall, on a reasonable efforts basis, avoid and minimize delays associated with the correction of any Defect or Anomaly in accordance with the requirements of Article 3.6.

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13.2	Contractor Undertakings

If Contractor becomes reasonably aware that any Satellite after Launch contains or is predicted to contain a Defect or Anomaly, Contractor shall correct such Defect or Anomaly in accordance with the provisions of Article 14.3.1 or 14.3.2, as applicable.

13.3	Access To Data

In connection with Contractor’s remedial measures obligations under this Article 13, Purchaser shall provide to Contractor reasonable access to available data and information relating to the operation of the relevant Satellite, subject to applicable governmental approvals, permits and licenses.

ARTICLE 14. REPRESENTATIONS AND WARRANTIES

14.1 Representations

Each Party represents that, as of the EDC:

1.	It is a limited liability company duly formed in Delaware in the case of the Purchaser, and a corporation duly formed in France in the case of the Contractor.

2.	It has all requisite limited liability company power and authority or corporate power and authority, as the case may be, to own and operate its material properties and assets and to carry on its business as now conducted in all material respects.

3.	It is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the other Party.

4.	It has all requisite limited liability company power and authority or corporate power and authority, as the case may be, to enter into this Contract and to carry out the transactions contemplated by this Contract.

5.	The execution, delivery and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite limited liability company or corporate action, as the case may be, and do not conflict with any material agreement or obligation to which it is a party or which binds its assets.

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6.	This Contract is a valid and binding obligation, enforceable against each Party making this representation in accordance with its terms.

7.	No suit, claim, action, arbitration, legal, administrative, or other proceeding is pending, or to the best of each Party’s knowledge, threatened against it that would likely affect the validity or enforceability of this Contract, or the ability of each Party making this representation to fulfill its commitments hereunder in any material respect.

14.2	Terms and Period of Warranty

14.2.1	Satellite. Contractor warrants that, from completion of SPSR of a Satellite (or from the date of entry into Storage of such Satellite as set forth in Article 31) up to the date of Transfer, such Satellite shall be free of any Defects and shall be manufactured and will perform in accordance with applicable requirements of this Contract, including the Statement of Work, the NEXT Space Segment and Space Vehicle Integration and Verification Plan, the System Performance Specification (as modified by any waiver and/or deviation pursuant to Article 9.1.4). If the Satellite or any part thereof (including Software integrated into the Satellite) does not meet the requirements of the above warranty as identified by Contractor in connection with its pre-Launch or post-Storage Satellite testing procedures or as notified in writing by Purchaser the reasons why such Satellite or any part thereof does not meet the requirements of the above warranty, Contractor shall at any time during the applicable warranty period and irrespective of prior inspections, proceed in accordance with Article 9.1.8 hereof.

14.2.2	Ground Deliverables.

14.2.2.1

Ground Deliverables. Contractor warrants that the Ground Deliverables to be delivered under this Contract shall be manufactured and/or developed in accordance with the applicable requirements of this Contract, including the Statement of Work (as modified by any waiver and/or deviation pursuant to Article 11.6) and will be free from Defects during the period commencing on the date of Acceptance of the applicable element of the Ground Deliverables pursuant to Article 11 and ending on the later

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of the first anniversary of: (a) Satellite Acceptance or Qualified Satellite Acceptance of the final Satellite of the initial Satellite Batch delivered under the terms of this Contract (provided such Satellite Acceptance or Qualified Satellite Acceptance occurs on or before [***…***]); or (b) Acceptance of the applicable elements of the Ground Deliverables.

During the period specified above, as Purchaser’s sole and exclusive remedy for any Defect in the Ground Deliverables of which Purchaser notifies Contractor in writing, such Defect shall be remedied by Contractor at Contractor’s expense by repair or replacement of the Defective component (at Contractor’s election).

For any such Defect, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant. If required, Purchaser shall ship the Ground Deliverables to Contractor’s designated facility. Contractor shall be responsible for the cost of shipment (including transportation, transit insurance, taxes and duties), and the cost of return shipment (including transportation, transit insurance, taxes and duties) to Purchaser at the location designated in the Deliverables Schedule. Risk of loss for the applicable Ground Deliverables shall transfer to Contractor upon Delivery of the Ground Deliverables to the shipping carrier by Purchaser, and risk of loss to such Ground Deliverables shall transfer again to Purchaser once such Ground Deliverables are repaired or replaced pursuant to this Article 14.2.2, upon receipt thereof by Purchaser at the location designated therefore in the Deliverables Schedule. After the expiration of the warranty period specified above and through the Operating Life, a failure of the Software integrated into the Ground Deliverables to meet the applicable requirements of this Contract, including the Statement of Work will, if such failure results in a Satellite Anomaly, be resolved in the response to the Satellite Anomaly pursuant to Article 14.3, below, being understood that after the FSA the obligations of the Contractor shall be governed by the operations and maintenance contract referred to in Article 36.

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14.2.2.2	Training, On-Orbit Support Services and Launch Segment Services. Contractor warrants that the Training, On-Orbit Support Services and Launch Segment Services provided by Contractor will, comply with the requirements of the Statement of Work.

14.2.2.3	Deliverable Data. Upon Acceptance, Contractor warrants that each item of Deliverable Data shall be complete, up-to-date, and shall otherwise meet the requirements of this Contract. In the event the Contractor breaches this warranty and is so notified by Purchaser in writing stating to which extent such Deliverable Data or does not meet the requirements of the Contract, as Purchaser’s sole and exclusive remedy, Contractor shall correct the deficiencies in the Deliverable Data and resubmit such Deliverable Data to Purchaser.

14.2.3	Software. In addition to the warranties set forth in Articles 14.2.2.1 and 14.2.2.2, Contractor further warrants that, through the Operating Life of the Satellite: (i) all Software delivered hereunder is free of viruses or similar items as verified by testing such Software using commercially reasonable anti-viral software; (ii) it will not introduce into any delivered Software, without Purchaser’s prior written approval, any code that would have the effect of disabling or otherwise shutting down all or any portion of the delivered Software or any other software, computer or technology of Purchaser; and (iii) it will not seek to gain access to the Work through any special programming devices or methods, including trapdoors or backdoors, to bypass, without Purchaser’s prior written approval, any Purchaser security measures protecting the Work. Contractor’s warranty under this Article 14.2.3 does not apply to any modifications, patches, updates or other alteration of the delivered Software by parties other than the Contractor. Although the Parties contemplate that all necessary software support will be provided pursuant to Article 14.3.2, below, Purchaser shall have the option to purchase additional maintenance and support of the Software at commercially reasonable terms and prices.

14.2.4	Title. Contractor represents and warrants that it shall provide good and marketable title to all Deliverable Items for which title shall pass in accordance with Article 12 free and clear of any claims, liens and encumbrances and security interests of any kind, at the time title passes to Purchaser. Contractor shall not grant to third parties any lien, encumbrance or security interest of any nature on any Deliverable Item.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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14.2.5	Disclaimer. EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN THIS ARTICLE 14, CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE. CONTRACTOR MAKES NO WARRANTY WITH RESPECT TO LAUNCH SERVICES OR THE CONDITION, USE OR PERFORMANCE OF ANY LAUNCH VEHICLE.

14.3	Satellite Defects and Anomalies

14.3.1	If at any time during the [***…***], it is discovered that such Satellite no longer meets the requirements of the On-Orbit Satellite Acceptance Plan or the On-Orbit System Acceptance Plan, has a Defect or is experiencing an Anomaly, Contractor shall be notified in writing by Purchaser and shall attempt to resolve any such, Defects or Anomalies affecting Launched Satellites at its own cost in accordance with the procedures set forth in Article 14.3.2. Purchaser shall provide to Contractor for the purpose of the investigation all available data and information related to the operation of the Satellite in orbit.

14.3.2	Contractor shall investigate any Satellite Anomaly or Defect occurring on any Satellite after Launch and during the period set forth in Article 14.3.1, whether known to it or as notified in writing by Purchaser, and shall correct such Anomaly or Defect as promptly as possible in accordance with the Satellite Anomaly resolution support services set forth in the Statement of Work. Such corrective measures shall be conducted to resolve Defects or Anomalies that are resolvable by on-ground means, including software patches or updates, or transmission by Contractor of commands to the Satellite to eliminate or mitigate any adverse impact resulting from any such Anomalies, to establish work-around solutions, or to otherwise resolve such Defects or Anomalies that are resolvable. Contractor shall coordinate and consult with Purchaser concerning such on-ground resolution of Defects or Anomalies in any Launched Satellite.

14.3.3	In the event and to the extent that the occurrence of a Satellite Defect or Anomaly is due to causes attributable to Purchaser, or Purchaser’s agents, contractors and subcontractors (not including Contractor), Purchaser shall pay Contractor [***…***] shall be invoiced and paid pursuant to the provisions of Article 5.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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14.3.4	In the event and to the extent that the occurrence of a Satellite Defect or Anomaly is discovered any time following [***…***], then the provisions of the operations and maintenance contract referred to in Article 36 shall apply.

14.4	Use Conditions Not Covered by Warranty

With respect to the Ground Deliverables (including the Software integrated into the Ground Deliverables) the warranty under this Article 14 shall not apply to the extent that any adjustment, repair or parts replacement is required as a result, directly or indirectly, of accident not attributable to Contractor, unusual physical or electrical stress beyond the item’s design tolerances, Purchaser or third party negligence or misuse, failure of environmental control prescribed in operations and maintenance manuals, or repair or alterations by any party other than Contractor without Contractor’s advance written consent, or by causes other than normal and ordinary use.

The warranty provided pursuant to this Article 14 is conditioned upon Contractor being given reasonable access, if required, to Deliverable Items delivered at Purchaser’s facility or as otherwise directed by Purchaser in order to effect any repair or replacement thereof. If the Defect repaired or remedied by Contractor is not covered by the warranty provided pursuant to this Article 14, Purchaser shall pay Contractor [***…***] shall be invoiced and paid pursuant to the provisions of Article 5.

14.5	Subcontractor Warranties

Contractor shall pass on or assign to Purchaser all applicable warranties on goods or services given by Subcontractors to the extent to which Contractor is permitted by the terms of its purchase contracts with such suppliers or manufacturers, and further to the extent that is such assignment does not interfere with Contractor’s performance if its obligations hereunder.

14.6	[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 15. CHANGES

15.1	Change Order Generally

Purchaser may, at any time between the EDC and the completion of this Contract, direct a change within the general scope of this Contract in drawings, designs, specifications, method of shipment or packing, quantities of items to be furnished, place of Delivery, postpone Delivery under a Stop Work Order, require additional Work, or direct the omission of Work (“Change Order”). Furthermore, the Contractor shall not be precluded from suggesting a Change Order, and if accepted by Purchaser, such Change Order will be implemented in accordance with this Article 15.

15.2	Change Order Proposal and Negotiation

Prior to initiating a Change Order, Purchaser may issue a request to Contractor for a proposal. Within [***…***] days (or any longer period requested in good faith by Contractor, and reasonably granted in writing by Purchaser) of Purchaser’s request, Contractor shall provide Purchaser a written proposal for implementation of the contemplated Change Order, including any adjustment to the Base Contract Price, Statement of Work, Payment Plan, Deliverables Schedule and/or other affected terms and conditions of this Contract. The Parties shall negotiate in good faith any changes to the Contract.

For the avoidance of doubt, any adjustments to the Base Contract Price shall [***…***].

15.3	Change Order Implementation

Contractor shall immediately proceed with the Change Order upon written agreement by Purchaser of adjustments to be made to the Contract, if any and as applicable, the Parties shall execute any necessary amendment to this Contract in accordance with Article 37.5 within [***…***] Purchaser’s initiation of a Change Order.

15.4	Claims for Adjustment

Any claim for adjustment under this Article by Contractor shall be deemed waived unless asserted in writing (with the amount of the claim) [***…***] days from the date of receipt by Contractor of the Change Order, unless otherwise agreed by the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.5	U.S. Government Considerations

If any United States Government (or agency or division thereof) Secondary Payloads are incorporated on any Satellite in accordance with this Contract, Contractor agrees and acknowledges that audits of Contractor’s costs associated with the relevant portion of the Work may be requested pursuant to applicable U.S. laws and regulations. If requested, such audits shall be performed in accordance with the Memorandum of Understanding between the Government of the French Republic and the Government of the United States of America concerning the principles governing reciprocal purchases of defense equipment dated May 22, 1978, as amended if acceptable to the United States Government. Alternatively, the Parties shall collaborate and mutually agree on the process and protocol to conduct the relevant audit of Contractor’s costs in a manner consistent with United States Government requirements.

ARTICLE 16. FORCE MAJEURE

16.1	Force Majeure Defined

Any delay or failure in the performance of a Party’s obligations under this Contract shall be excused, and such Party will not be liable for, or be in default for, such delay or non-performance, if the cause of the delay or non-performance is, in whole or in part, beyond such Party’s reasonable control and without the negligence of such Party (or its Subcontractors at any tier).

Purchaser acknowledges that following the end of an excusable delay event, Contractor shall resume full performance as soon as commercially practicable after the end of an excusable delay event, and the schedule of performance shall be deemed modified to reflect such recommencement of performance. Payment obligations of Purchaser shall be suspended only for the portion of Contractor’s performance of Work affected by the excusable delay.

If the affected Party is the Purchaser, payment obligations of Purchaser shall not be suspended, except if such payment is prevented by the Force Majeure, in which case the Contractor shall be entitled to stop the Work under this Contract and the provisions of Article 22.2 shall apply. If the foregoing Force Majeure event affecting the Purchaser extends for [***…***] months or more, Contractor shall be entitled to terminate the Contract in accordance with the provisions of Article 16.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Force Majeure shall include but are not limited to: (1) acts of God; (2) acts of a public enemy; (3) acts or omissions of a government or government bodies in its sovereign capacity and not contractual capacity (including the inability to obtain and/or the suspension, withdrawal, or non-renewal of export or import licenses required for the performance of the Contract following the exhaustion of any administrative or statutory relief or appeal provision relating thereto); (4) war (declared or undeclared) and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions; and (7) sabotage, riots, terrorist acts, theft and embargoes; or (8) strikes, labor and industrial disputes, failures or interruptions in essential services or equipment (e.g., electrical power, telecommunications, fuels, water) and transportation failures (only to the extent such events are not caused by an act, omission or failure to act of Contractor or its Affiliates) (“Force Majeure”).

If a delay or failure in the performance of a Party’s obligations under this Contract is due to either Party or their subcontractor receiving a U.S. government DO or DX rated order (as such terms are defined by the U.S. Department of Defense Priorities and Allocations System or pursuant to 15 C.F.R. Part 700) for work other than that to be performed under this Contract, such delay will be considered as a Force Majeure pursuant to the terms of this Article 16. For the avoidance of doubt, any delay due to a DO or DX rated order issued before or after EDC where the specific impact is known by the relevant Party or its relevant subcontractor at the time of EDC will not be considered Force Majeure.

For an event to qualify for Force Majeure relief hereunder: (1) the event must be beyond the control and without fault or negligence of a Party or its subcontractors hereunder; and (2) the Party whose performance is delayed due to a Force Majeure event shall provide the other Party with written notice thereof as soon as possible but in no event later than [***…***] Business Days after a Force Majeure event shall have commenced or such notifying Party knows of such Force Majeure event, whichever is earlier. Such notice shall also be given at the termination of the Force Majeure event.

Notwithstanding anything to the foregoing, any failure by a Subcontractor to meet its obligations to Contractor, or any delay due to labor shortages, defective tooling, transportation difficulties, equipment failure or breakdowns, lockouts, or inability to obtain materials shall not constitute a Force Majeure event (except where such circumstance is itself caused by a Force Majeure event), and shall not relieve Contractor from meeting any of its obligations under this Contract.

The Party affected by a Force Majeure event shall use reasonable efforts to minimize the effect of any Force Majeure event.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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In the event Contractor claims a Force Majeure event, Contractor’s written notice called for above shall include a detailed description of the portion of the Work to be affected by such delay, to the best knowledge of Contractor, as well as a proposed work-around plan reasonably satisfactory to Purchaser, to the best knowledge of Contractor at the time. The work-around plan shall: (1) set forth Contractor’s reasonable efforts to mitigate the effect of any such Force Majeure event, if possible, and include a schedule for such mitigation and (2) contain sufficient detail for Purchaser to be able to evaluate such plan. Contractor shall periodically and promptly update such written notice and work-around plan to Purchaser as additional information relating to the Force Majeure event becomes known to it.

In the event of a Force Majeure event, the Parties shall evaluate the nature and severity thereof and reasonably agree to any modification of the, Delivery requirements under this Contract as is supported by the relevant evidence, facts and circumstances. Provided, however, that for a Force Majeure event occurring following the Critical Design Review Milestone specified in the Statement of Work, the Contractor, at its option, shall be granted a minimum of [***…***] days extension for the Delivery of any Deliverable Items hereunder for each day of effective Force Majeure. The occurrence of a Force Majeure event shall in no event entitle Contractor to an increase in the price for the Work. Any adjustment of time appropriate under this Article shall be formalized promptly by the execution of a mutually acceptable amendment to this Contract.

16.2	Termination for Excessive Force Majeure

Purchaser may, upon written notice to Contractor, terminate this Contract immediately with respect to unlaunched Satellites if and when the delays due to a Force Majeure event affecting Contractor total, or will be likely to total, six (6) consecutive months or more.

In the event of such a termination, Contractor shall submit a final invoice to Purchaser within sixty (60) days after the termination date, which shall specify the amount due to Contractor from Purchaser pursuant to this Article 16.2. Purchaser shall pay such invoice, to the extent undisputed by Purchaser, within thirty (30) days after receipt. Notwithstanding the foregoing, Purchaser may dispute the amount of such invoice by giving Contractor notice of such dispute within thirty (30) days after receipt of the invoice. Contractor’s invoice shall be in an amount equal to the sum of: (i) for each Milestone accepted, the respective Milestone payment; and (ii) for each Milestone not accepted, a percentage of the Milestone payment, where such percentage equals the percentage of the Milestone completed, both less the sum of all amounts received by Contractor under this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Concurrently with such payment, Contractor shall promptly deliver in the manner and to the extent directed by Purchaser all completed Work and Work-in-Process to Purchaser or Purchaser’s designee (including all applicable licenses and warranties), subject to applicable governmental approvals, permits and licenses. Alternatively, Purchaser may request Contractor to purchase any such Work or Work-in-Process that Contractor agrees to re-use or use reasonable efforts to sell any such items, in which case Contractor shall remit any sales proceeds to Purchaser, less, where Contractor sells such items on behalf of Purchaser, a deduction for the Actual Costs of disposition (without mark-up, margin or administrative charges), resale and storage reasonably incurred by Contractor for such efforts. Payment of the amount payable by Purchaser under this Article shall constitute a total discharge of Purchaser’s liabilities to Contractor under this Contract. If this Contract is terminated as provided in this Article, Contractor shall protect and preserve property in the possession of Contractor in which Purchaser has an interest.

Nothing in this Paragraph shall limit Purchaser’s rights to terminate this contract for convenience pursuant to Article 20.

For the avoidance of doubt, Purchaser’s aggregate liability for a termination for excessive Force Majeure under this Article 16.2 shall not exceed the sum of the Milestone payments due in accordance with the Payment Plan as of the effective date of termination.

ARTICLE 17. COOPERATION WITH ASSOCIATE CONTRACTORS

17.1	Associate Contractors

Contractor will work cooperatively and in good faith with third parties designated by Purchaser as Associate Contractors engaged in the development of the NEXT System, and shall, on a reasonable basis:

(a)	provide all required support, technical assistance, communication, and all other cooperative activities reasonably required by the Purchaser to such Associate Contractor for successful development of the NEXT System within the scope defined in the Statement of Work; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)	expressly agree that Purchaser may make available to the Associate Contractors the CDRL data as provided in Appendix A of the Statement of Work, subject to the requirements of Article 27, and Contractor’s consent, which shall not be unreasonably withheld or delayed. The Contractor Proprietary Information shall be used solely for the performance by Associate Contractor of its work in relation to the NEXT System; and

(c)	agree to use and protect the Proprietary Information of Associate Contractors in accordance with the requirements of Article 27 herein and as if such information was Purchaser’s Proprietary Information.

ARTICLE 18. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

18.1	Background Contractor IP Ownership and License

18.1.1	Contractor or its licensors shall retain all right, title and interest in and to the Background Contractor IP. Contractor shall be solely responsible for all activities relating to the Background Contractor IP, including registration, maintenance, enforcement and defense of the Background Contractor IP, including all costs associated therewith, provided that Contractor shall have sole discretion related to all such activities and nothing herein shall be considered as an obligation on Contractor to undertake such activities.

18.1.2	Contractor hereby grants to Purchaser NEXT System Exploit Rights and NEXT Successor Exploit Rights for the Background Contractor IP.

18.1.3	[***…***].

18.2	Background Purchaser IP Ownership and License

18.2.1	Purchaser or its licensors shall retain all right, title and interest in and to the Background Purchaser IP. Purchaser shall be solely responsible for all activities relating to the Background Purchaser IP, including registration, prosecution, maintenance, enforcement and defense of the Background Purchaser IP, including all costs associated therewith; provided that Purchaser shall have sole discretion related to all such activities and nothing herein shall be considered as an obligation on Purchaser to undertake such activities.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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18.2.2	Purchaser hereby grants to Contractor a fully paid-up, royalty-free, non-exclusive, irrevocable (except in case of termination of the Contract pursuant to Article 22.1), world-wide and non-transferable (except as part of a sale of the business or by operation of law) right and license to Use Background Purchaser IP, with right to sublicense such right and license to Use to Subcontractors and/or Affiliates.

18.3	Foreground IP Ownership and License

18.3.1	Any item identified in Exhibit G as owned by Purchaser is “Foreground Purchaser IP”, and Purchaser shall own all right, title and interest in and to such Foreground Purchaser IP.

To the extent applicable, the Foreground Purchaser IP constitutes work specially ordered and is work made for hire pursuant to U.S. copyright law. If the Foreground Purchaser IP or any portion thereof is not considered a work made for hire, or if Contractor may be entitled to claim any other ownership interest in the Foreground Purchaser IP, Contractor hereby assigns to Purchaser all of Contractor’s right, title and interest in and to such Foreground Purchaser IP. Contractor shall perform any acts that may be deemed necessary or desirable by Purchaser to evidence more fully transfer of ownership of the Foreground Purchaser IP to Purchaser. Contractor shall, at Purchaser’s expense, provide such cooperation and information as reasonably requested by Purchaser to assist in the registration, prosecution, maintenance, enforcement and defense of any Foreground Purchaser IP, including, if necessary, being made a party to any action or proceeding related to the Foreground Purchaser IP.

18.3.2	Purchaser hereby grants to Contractor a fully paid-up, royalty-free, non-exclusive, irrevocable (except in case of termination of the Contract pursuant to Article 22.1), world-wide and non-transferable (except as part of a sale of the business or by operation of law) right and license to Use Foreground Purchaser IP, with right to sublicense to Subcontractors and/or Contractor Affiliates such license to Use.

18.3.3	Any Foreground IP in Exhibit G that is not Foreground Purchaser IP shall be “Foreground Contractor IP”, and Contractor shall own all right, title and interest in and to such Foreground Contractor IP.

With respect to Foreground Contractor IP, Contractor hereby grants to Purchaser NEXT System Exploit Rights and/or NEXT Successor System Exploit Rights, as set forth in Exhibit G.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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18.3.4	Purchaser’s right to manufacture, as provided under the NEXT System Exploit Rights and NEXT Successor Exploit Rights, shall be subject to the following conditions: (i) such manufacture by Purchaser shall be at Purchaser’s sole risk and expense, and (ii) in connection with such manufacture, Purchaser shall waive any claim against, and shall indemnify and hold harmless from any claim, suit or other action by a third party against, the Contractor, and its subsidiaries and Affiliates, and its Subcontractors, and their respective officers, employees, and assignees, relating to any loss or damage or any consequence of use or operation of such manufacture and resulting manufactured items. For the avoidance of doubt, Purchaser’s waiver contemplated under this Article 18.3.4 does not apply to any Deliverable Items under this Contract.

18.3.5	Purchaser’s right to modify, as provided under the NEXT System Exploit Rights and NEXT Successor Exploit Rights, shall be subject to the following conditions: (i) such modification by Purchaser shall be at Purchaser’s sole risk and expense, (ii) in connection with such modification, Purchaser shall waive any claim against, and shall indemnify and hold harmless from any claim, suit or other action by a third party against, the Contractor, and its subsidiaries and Affiliates, and its Subcontractors, and their respective officers, employees, and assignees, relating to any loss or damage or other consequence of such modification, and (iii) the Contractor and its Subcontractors shall have no liability whatsoever under Articles 10, 11, 13 and 14 for any loss or damage to a Deliverable Item, or non-conformance of a Deliverable Item to the requirements of the Contract to the extent such loss, damage or nonconformance results from Purchaser’s modification.

18.4	Reservation of Rights

The licenses and rights granted in this Contract by each of the Parties hereto shall not be construed to confer any other rights to any party by implication, estoppel or otherwise as to any Intellectual Property, and the Intellectual Property Rights therein, other than the licenses and rights granted in Article 18.1, Article 18.2 and Article 18.3. All rights not specifically granted herein are excluded and therefore reserved by the applicable Party.

18.5	Software

18.5.1	Contractor hereby grants to Purchaser NEXT System Exploit Rights or NEXT Successor System Exploit Rights with respect to Developed Software, as set forth in Exhibit G.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Any modification made to the Developed Software by Purchaser shall be owned by Purchaser and Purchaser hereby grants to Contractor a limited fully paid-up, royalty-free, non-exclusive, irrevocable, world-wide and non-transferable (except as part of a sale of the business or by operation of law), with right to grant sublicenses to its Affiliates or Subcontractors, license to Use such modifications to the Software.

The Parties acknowledge that the Developed Software source code is proprietary to and represents valuable confidential information of Contractor, and as such Purchaser undertakes to maintain confidential such source code in accordance with the provisions of Article 27 of this Contract.

Contractor will provide to Purchaser the applicable Software identified in Exhibit G in source code format with appropriate documentation.

18.5.2	Notwithstanding the preceding subsection (a), Contractor may deliver COTS Software to Purchaser in object code format subject to the following minimum requirements: (i) The COTS Software and associated maintenance terms are transferable to Purchaser at no cost to Purchaser; (ii) Purchaser may use the COTS Software on all hardware platforms and operating systems for which it was designed without restriction relating to use on successor hardware platforms and operating systems; (iii) the COTS Software will not contain time keys or other devices designed to prevent operation of such software; (iv) preapproval by Purchaser of any license terms that require renewal during the life of the NEXT System; (v) source code escrow with release conditions providing for release to Purchaser in the event the relevant vendor is unable to perform support or maintenance activities within a reasonable timeframe (such timeframe in no event to exceed a [***…***] period). Purchaser’s preapproval, not to be unreasonably withheld, is necessary in the event of unavailability of source code escrow.

18.6	Relationship to MOA

To the extent there is any conflict between this Contract and the MOA (including with respect to the ownership of any Intellectual Property, and all Intellectual Property Rights therein created pursuant to the MOA), the terms of this Contract shall control.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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18.7	Protection of Intellectual Property

Each Party shall protect all Intellectual Property of the other Party to which it has a right to access such Intellectual Property pursuant to this Contract, or that is or may be otherwise disclosed by such other Party, from disclosure to third parties in the same manner in which such Party protects its own Intellectual Property, in accordance with and subject to Article 27.

Purchaser’s exercise of its NEXT Successor System Exploit Rights shall be subject to execution of non-disclosure agreements with any third parties that may develop such NEXT Successor System that provide for the handling and protection of Foreground Contractor IP and Background Contractor IP at the same level as such third-party treats its own proprietary information, and limits use of Foreground Contractor IP and Background Contractor IP to purposes set forth in the NEXT Successor System Exploit Rights.

18.8	Indemnification

18.8.1	Purchaser shall provide to Contractor prompt, written notice, in accordance with Article 29.3, of any claim asserting infringement or misappropriation of any third party’s Intellectual Property Rights arising out of or resulting from any claim (including notification thereof from a third party) suit or other action by a third party against Purchaser, and its subsidiaries and Affiliates, Associate Contractors, and its subcontractors (if any), and their respective officers, employees, agents and assignees, relating to: (i) Contractor’s performance of the Work hereunder; (ii) the manufacture of any Deliverable Item or any part thereof; (iii) the Use of any Deliverable Item or any part thereof; or (iv) Purchaser’s Exploitation of Background Contractor IP, Foreground Contractor IP or Foreground Purchaser IP (collectively “Contractor Intellectual Property Claim”). Purchaser’s written notice shall include reasonable detail, to the extent available, regarding the nature of the Contractor Intellectual Property Claim and the amount claimed, if any.

Contractor shall defend a Contractor Intellectual Property Claim at Contractor’s expense, provided that Purchaser undertakes not to enter into any discussion or negotiation in order to settle such Contractor Intellectual Property Claim without Contractor’s prior written approval.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Contractor agrees to pay (i) any reasonable, documented out-of-pocket costs incurred by the Purchaser, and its subsidiaries and Affiliates, Associate Contractors, and its subcontractors (if any), and their respective officers, employees, agents and assignees (including reasonable attorneys’ fees and expenses) related to the assertion, adjudication and settlement of any Contractor Intellectual Property Claim and (ii) any royalties, damages (including any incidental, indirect, punitive or consequential damages), costs or other liabilities adjudicated to be owing to such third party, as a result of such Contractor Intellectual Property Claim.

[***…***].

For the avoidance of doubt, indemnification available to Purchaser for delivered COTS Software will be as set forth in the applicable license(s) for such delivered COTS Software.

18.8.2	Contractor shall provide to Purchaser, prompt, written notice, in accordance with Article 19.3, of any claim asserting infringement or misappropriation of any third party’s Intellectual Property Rights arising out of or resulting from any claim (including notification thereof from a third party), suit or other action by a third party against Contractor, and its subsidiaries and Affiliates and its Subcontractors, and their respective officers, employees, agents and assignees, relating to: (i) Contractor’s Use of Background Purchaser IP or Iridium Block 1 Data and information; or (ii) Contractor’s Use of intellectual property owned by any Associate Contractor (collectively “Purchaser Intellectual Property Claim”). Contractor’s written notice shall include reasonable detail, to the extent available, regarding the nature of the Purchaser Intellectual Property Claim and the amount claimed, if any.

Purchaser shall defend a Purchaser Intellectual Property Claim at Purchaser’s expense, provided that Contractor undertakes not to enter into any discussion or negotiation in order to settle such Purchaser Intellectual Property Claim without Purchaser’s prior written approval.

Purchaser agrees to pay (i) any reasonable, documented out-of-pocket costs incurred by the Contractor, and its subsidiaries and Affiliates, and its Subcontractors, and their respective officers, employees, agents and assignees (including reasonable attorneys’ fees and expenses) related to the assertion, adjudication and settlement of any Purchaser Intellectual Property Claim and (ii) any royalties, damages (including any incidental, indirect, punitive or consequential damages), costs or other liabilities adjudicated to be owing to such third party, as a result of such Purchaser Intellectual Property Claim.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[***…***].

18.9	Infringing Deliverable Item

18.9.1	If Contractor’s performance of the Work or the manufacture of any Deliverable Item or any part thereof or the intended use, manufacture, lease, sale, or other disposition of any Deliverable Item or any part thereof under this Contract is enjoined or otherwise prohibited as a result of a Contractor Intellectual Property Claim, Contractor shall, at its option and expense, (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Purchaser the right to use the infringing item as contemplated by this Contract, and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the requirements of this Contract (as such may be modified or waived pursuant to Article 9.1.4). Purchaser shall, at Contractor’s expense, reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is, after application of reasonable efforts, unable to accomplish (i), (ii) or (iii) as stated above and as a result of such Contractor Intellectual Property Claim, Purchaser is unable to use or operate the Satellites for its intended commercial purposes, Purchaser shall have the right to terminate this Contract in whole as if terminated pursuant to a Purchaser termination for Contractor default in accordance with Article 22.1.

18.9.2	If Contractor’s performance of the Work or the manufacture of any Deliverable Item or any part thereof or the use of any Deliverable Item or any part thereof in accordance with this Contract is enjoined or otherwise prohibited as a result of a Purchaser Intellectual Property Claim, such injunction or prohibition shall be treated as a Stop Work Order, and Purchaser shall, at its option and expense, (i) resolve the matter so that the injunction or prohibition no longer pertains, or (ii) procure for Contractor the right to use the infringing item. Contractor shall reasonably cooperate with Purchaser to mitigate or remove any infringement. If Purchaser is, after application of reasonable efforts, unable to accomplish (i) or (ii) as stated above within six (6) months (or such longer period as may be agreed to by the Parties in writing) of the Stop Work Order issued pursuant to this Article 18.9.2, and as a result Contractor is unable to perform or resume its obligations hereunder, Contractor shall have the right to terminate this Contract as if terminated pursuant to a Purchaser termination for convenience in accordance with Article 20, and Purchaser’s termination liability and payment of the Final Settlement shall be determined under the provisions of Article 20.2 and 20.3, respectively.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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18.10	Combinations and Modifications

Contractor shall have no liability under Article 18.8 or Article 18.9 for any Intellectual Property Claim to the extent arising from: (i) use of any Deliverable Item in combination with other items not provided, contemplated, recommended, or approved by Contractor, in particular the Iridium Block 1, the Secondary Payload and Purchaser’s Furnished Items as set forth in Article 6; (ii) modifications after Delivery of any Deliverable Item by a person or entity other than Contractor unless authorized in writing by Contractor; or (iii) the, Background Purchaser IP; or (iv) Purchaser’s use of its NEXT Successor System Exploit Rights in connection with the NEXT Successor System, provided that in the foregoing items (i) through (iv) such Intellectual Property Claim would not arise absent the occurrence of any combination, modification or Purchaser’s use of its NEXT Successor System Exploit Rights as set forth in this Article 18.10. Notwithstanding the foregoing, if Contractor or a Subcontractor is responsible in part or whole for the development or manufacture of the Secondary Payload, or otherwise, partially or wholly owns the Secondary Payload, then the Secondary Payload provisions of this Article 18.10 shall not apply and will be superseded by the applicable provisions of the Secondary Payload agreement between Purchaser, Contractor and/or Subcontractor.

18.11	Sole Remedies

The remedies set forth in Article 18.8 and 18.9 are Purchaser’s and Contractor’s sole and exclusive remedies for, or related to, any Intellectual Property Claim.

ARTICLE 19. INDEMNIFICATION

19.1	Contractor’s Indemnities

Contractor shall indemnify and hold harmless Purchaser, and its subsidiaries and Affiliates, Associate Contractors, and its subcontractors (if any), their respective officers, employees, servants and assignees, or any of them (collectively “Purchaser Indemnitees”), from and against any loss, damage, liability and expense (including reasonable attorneys fees), on account of loss or damage to property and injuries, including death, to all persons, arising from any occurrence caused by any negligent act or omission or willful misconduct of Contractor, the Subcontractors or any of them.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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At Contractor’s expense, Contractor shall defend any suits or other proceedings brought against the Purchaser Indemnitees on account thereof, and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against them, or any of them, in connection therewith.

19.2	Purchaser’s Indemnity

Purchaser shall indemnify and hold harmless Contractor, and its subsidiaries and Affiliates, its Subcontractors and their respective directors, officers and employees, servants and assignees, or any of them (collectively “Contractor Indemnitees”), from and against any loss, damage, liability and expense (including reasonable attorneys fees) on account of loss or damage to the property and injuries, including death, to all persons, arising from any occurrence caused by any negligent acts or omissions or willful misconduct of Purchaser or its employees or representatives.

At Purchaser’s expense, Purchaser shall defend any suits or other proceedings brought against the Contractor Indemnitees on account thereof, and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against them, or any of them, in connection therewith.

Purchaser shall waive any claim against Contractor Indemnitees and shall cause its insurers to waive any right of subrogation against Contractor Indemnitees and shall indemnify and hold harmless Contractor Indemnitees from any claim or action brought by any third party resulting from or in connection with any damage to or loss of or caused by the Satellite sustained after Intentional Ignition and whether due to the operation, performance, non-performance or failure of the Satellite or other Deliverable Items or due to any other causes.

19.3	Conditions to Indemnification

The right to any indemnity specified in Article 18, Article 19.1 and Article 19.2 shall be subject to the following conditions:

(a)	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written claim upon receipt thereof and shall provide the other Party, at its request and at the indemnifying Party’s expense, with copies of all documentation and reasonable assistance relevant to such suit or claim. Notwithstanding anything to the foregoing, a delay in providing written notice of a suit or written claim shall not relieve a Party from its indemnity obligations unless such delay materially prejudices a Party’s ability to defend the suit or claim.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)	The Party seeking indemnification shall not reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, provided that the indemnifying Party has agreed in writing and without limitation to defend the applicable claim.

(c)	The indemnifying Party shall assume the defense of any claim or suit thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments. The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnifying Party.

19.4	Waiver of Subrogation

Each Party [***…***] a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders, that are involved in the performance of this Contract from any insurer providing coverage for the risks subject to indemnification by the insured Party under this Article 19, subject to the provisions of Article 19.2.

ARTICLE 20. TERMINATION FOR CONVENIENCE

20.1	Purchaser’s Right to Terminate

Purchaser may terminate this Contract without cause in whole upon giving Contractor written notice; provided, however, Purchaser may not terminate this Contract for convenience with respect to a Satellite after its Launch.

Upon receipt of Purchaser’s notice of termination for convenience, Contractor shall: (i) immediately stop the terminated Work under this Contract as directed in the termination notice; (ii) place no further orders or subcontracts for materials, services or facilities to the extent that they relate to the performance of the terminated Work; (iii) terminate orders and subcontracts to the extent that they relate to the performance of the terminated Work; and (iv) settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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20.2	Termination Liability

If Purchaser terminates Work pursuant to this Article 20, Contractor shall be entitled to: [***…***].

In the event of termination by Purchaser of any portion of the Work, it is agreed that the termination charges shall be determined pursuant to Article 20.3 below.

20.3	Determination of Termination Liability

Contractor shall submit a proposal to Purchaser within [***…***] days after the effective date of the termination, which proposal shall specify the amount due to Contractor from Purchaser pursuant to this Article (the “Final Statement”). The Final Statement shall be a complete statement of all amounts that are due to Contractor hereunder as of the termination date for the terminated Work and is subject to the Audit Rights and Procedures provided for in Article 5.7. Purchaser shall have [***…***] days following receipt of the Final Statement to evaluate and exercise its right to the Audit Rights and Procedures (at its discretion) and pay such Final Statement to Contractor.

20.4	Disposition of Work

At the time of payment by Purchaser to Contractor of the termination liability amounts due under this Article, subject to applicable government export laws and license conditions, Purchaser may direct Contractor to transfer to Purchaser or any Associate Contractor, in the manner and to the extent directed by Purchaser, title to and risk of loss and possession of any items comprising the Work terminated (including all Work-in-Process parts and materials, all inventories, licenses, and associated warranties but not including any portion of the Work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed).

Contractor shall, upon direction of Purchaser, protect and preserve property at Purchaser’s expense in the possession of Contractor or its Subcontractors in which Purchaser has an interest and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Alternatively, Purchaser may request Contractor to make reasonable efforts to reuse or sell such items and, in the case of Work Contractor has elected (at its sole and reasonable discretion) to re-use, Contractor shall remit the mutually agreed cost of all such items to Purchaser, and, in the case of sold items, remit any sales proceeds to Purchaser less a deduction for Actual Costs of disposition, reselling and storage reasonably incurred.

20.5	Sole Remedy

The remedy set forth in this Article shall be the sole remedy to which Contractor is entitled for termination of Work under this Article. In the event of a termination for convenience of the entire Contract, Payment of the amount payable by Purchaser to Contractor pursuant to this Article shall constitute a total discharge of Purchaser’s liabilities to Contractor under this Contract, except for those liabilities and/or obligations that survive pursuant to Article 37.13.

ARTICLE 21. LIQUIDATED DAMAGES AND COST REIMBURSEMENTS

21.1	Liquidated Damages – Schedule/Delivery

21.1.1	Assessment of Liquidated Damages.

The Parties acknowledge and agree that failure to complete the [***…***] listed below in this Article by the corresponding indicated dates may cause substantial financial loss to Purchaser. The Parties further acknowledge and agree that the following liquidated damages represent a genuine and reasonable estimate of the losses that would be suffered by Purchaser by reason of any such delay (which losses would be difficult or impossible to calculate with certainty) in meeting the [***…***] dates.

In the event Contractor fails to meet the applicable [***…***] dates forth below, as such dates may be adjusted in accordance with this Contract, Contractor shall pay Purchaser, as liquidated damages and not as a penalty, the [***…***] amounts listed below (the “Liquidated Damages”), with the damages period beginning as set forth in Table 21.1.1(a) and (b), taking into account any applicable grace period noted in Table 21.1.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Such Liquidated Damages shall not exceed, in the aggregate, [***…***] of the Base Contract Price and, with respect to each Satellite Batch shall be limited as set forth in Table 21.1.1 below:

Table 21.1.1

Satellite Batch	Percentage of Base Contract Price
[***…***]	[***…***]

[***…***]	[***…***]

[***…***]	[***…***] per Satellite Batch

[***…***]	[***…***]

Table 21.1.1(a): Satellite Batch Number [***…***] (#[***…***])
Days Late (as of the corresponding [***…***] Milestone)	Daily Amount of Liquidated Damages
Maximum Grace Period (in accordance with Article 21.1.2) – [***…***] days	US$[***…***]

[***…***] days – [***…***] days	US$[***…***]

> [***…***] days	US$[***…***]

Table 21.1.1(b): Satellite Batches Number [***…***] through [***…***] (#[***…***] - #[***…***])
Days Late (as of the corresponding [***…***] Milestone)	Daily Amount of Liquidated Damages
Maximum Grace Period (in accordance with Article 21.1.2) – [***…***] days	US$[***…***]

[***…***] days – [***…***] days	US$[***…***]

> [***…***] days	US$[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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21.1.2	Liquidated Damages Grace Periods.

Contractor’s payment of Liquidated Damages to Purchaser shall be subject to an aggregate pool of [***…***] days of grace, which may be applied to any particular Satellite Batch, in accordance with and subject to the advance notification periods set forth in Tables 21.1.1(a) and (b) below (such period the “Grace Period”)

Table 21.1.2(a): Satellite Batch Number (#[***…***])

Contractor Notification Date (measured in number of days prior to the Scheduled [***…***] date)	Maximum Grace Period that may be requested by Contractor in Article 22.1.1 (measured in number of days)
[***…***]	[***…***]

[***…***]	[***…***]

Table 21.1.2(b): Satellite Batches Number [***…***] through [***…***] (#[***…***] - #[***…***])

Contractor Notification Date (measured in number of days prior to the Scheduled [***…***] date)	Maximum Grace Period that may be requested by Contractor in Article 21.1.1 (measured in number of days)
[***…***]	[***…***]

For the avoidance of doubt, if Contractor does not notify Purchaser in advance and within the time periods provided for in this Article 21.1.2, no Grace Period will be applied to the accrual of Liquidated Damages for the relevant Satellite Batch.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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21.1.3	[***…***]

21.1.4	Suspension of Liquidated Damages – Launch Delays

If during any period of time where a Satellite Batch is incurring Liquidated Damages in accordance with Article 21.1.1, and the Launch Services Provider has declared a delay or postponement to the Launch Service for the corresponding Satellite Batch due to reasons not attributable to Contractor, then the application of the Liquidated Damages to such Satellite Batch shall be suspended on a [***…***] basis for the duration of the Launch Services delay and will resume upon conclusion of the Launch Services delay. For the avoidance of doubt, the Liquidated Damages shall only be suspended in circumstances where Contractor’s failure to meet the applicable [***…***], notwithstanding the corresponding Launch Services delay, is not an independent cause for a Launch Services delay or postponement.

21.1.5	Any amounts due in accordance with this Article 21.1 shall be paid by Contractor to Purchaser within [***…***] days of issuance of an invoice from Purchaser.

21.2	Liquidated Damages after Delivery of Satellite Batch to the Launch Site

21.2.1	If Launch of a Satellite Batch does not occur [***…***] days after the date of arrival of such Satellite Batch on the Launch Site for reasons attributable to the Contractor and not Launch Services Provider, then the Contractor shall pay to the Purchaser Liquidated Damages at a rate of [***…***] United States dollars (US $[***…***]) per day, for a maximum of [***…***] days. Contractor’s liability for daily Liquidated Damages with respect to any particular Satellite Batch and corresponding Launch Service is limited to [***…***] United States dollars (US $[***…***]).

[***…***].

21.2.2	Contractor’s maximum liability to Purchaser for Liquidated Damages under this Article 21.2 shall be limited to [***…***] of the Base Contract Price.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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21.2.3	Any amounts due in accordance with this Article 21.2 shall be paid by Contractor to Purchaser within [***…***] days of issuance of an invoice from Purchaser.

21.3	Remedy

Contractor and Purchaser agree that the actual damages that Purchaser would suffer as a result of the late Delivery of the Satellite or degradations in capacity are, in the nature of this transaction, difficult and impracticable to fix (and would be difficult or impossible to calculate with certainty), that the Liquidated Damages set forth herein are reasonable amounts to compensate Purchaser for such failures and delays, and that the payment of Liquidated Damages is in lieu of payment of actual damages for such failures and delays. Such Liquidated Damages shall be Purchaser’s sole and exclusive remedy and compensation for Contractor delays with respect to late Delivery of Deliverable Items and for degradations in capacity. Contractor hereby expressly waives, to the extent permitted by applicable law, any defense as to the reasonableness, amount or validity of any liquidated damages provided for in this Contract, including pursuant to Article 21, on the grounds that such Liquidated Damages are void as penalties.

21.4	[***…***]

21.5	Liquidated Damages Aggregate Liability

Contractor’s aggregate liability for Liquidated Damages under this Article 21 prior to and following Delivery of any Satellite Batch to the Launch Site shall not exceed [***…***] of the Base Contract Price.

ARTICLE 22. TERMINATION FOR DEFAULT

22.1	Purchaser Rights of Termination

22.1.1	Right to Terminate.

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22.1.1.1	Subject to Article 16 and Article 22.1.4 below, Purchaser may issue a written notice of default (the “Default Notice”) to Contractor with respect to any portion of the Work if:

(a)	Contractor fails to satisfactorily complete [***…***] in accordance with the schedule provided for in the SOW as follows:

(i)	[***…***] months after [***…***] for the [***…***] (or such longer time as may be agreed to in writing by Purchaser);

(ii)	[***…***] months after [***…***] for the [***…***] (or such longer time as may be agreed to in writing by Purchaser);

(iii)	[***…***] months after [***…***] for the [***…***] (or such longer time as may agreed in writing by Purchaser); and

(iv)	[***…***] months after [***…***] for the [***…***].

(b)	Contractor, except for the obligations specifically addressed in Article 22.1.1.1(a), fails to timely perform any other material provision of this Contract.

22.1.1.2	Following the issuance of a Default Notice by Purchaser in connection with any of the circumstances in Article 22.1.1.1, Contractor shall within fifteen (15) days (or such longer period agreed by Purchaser for submission of the Recovery Plan) submit a Recovery Plan (as provided for in Article 3.6) to Purchaser that clearly sets forth Contractor’s proposed actions to cure the event(s) giving rise to Purchaser’s right to terminate the Contract for default, including a schedule for the implementation of such cure and containing sufficient detail for Purchaser to be able to evaluate such Recovery Plan. Within fifteen (15) days of receipt of the Recovery Plan (or such longer reasonable period that Purchaser may elect at its sole discretion to meaningfully evaluate the Recovery Plan), Purchaser shall inform Contractor whether it accepts or rejects Contractor’s Recovery Plan. If Contractor submits a Recovery Plan to Purchaser in response to a Default Notice issued pursuant to Article 22.1.1.1 that demonstrates to the satisfaction of the Purchaser that the Recovery Plan will not result in a Contractor default under Article 22.1.1.1(a), and will cure the cause of the breach that resulted in the aforementioned Default Notice, then Purchaser will approve such Recovery Plan.

In the event Contractor fails to submit a Recovery Plan to Purchaser in accordance with the requirements of this Article 22.1.1, or Purchaser elects to reject such Recovery Plan, then the Purchaser may terminate this Contract with immediate effort upon issuance of written termination for default notice (“Termination Notice”) to Contractor.

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22.1.2	Termination Liability.

In the event of termination pursuant to this Article 22.1, Purchaser shall be entitled to: (i) a refund by Contractor of all payments made by Purchaser to Contractor for the terminated Work; and/or (ii) to retain and/or obtain Work as set forth in Article 22.1.3, provided that Purchaser shall remain liable for payment of all amounts for such Work as set forth in Article 22.1.3. The Purchaser shall notify Contractor of its decision to elect for (i) and/or (ii) in the Termination Notice. In addition, Purchaser shall be entitled to any Liquidated Damages for delay accrued pursuant to Article 21 prior to the effective date of termination. Contractor shall pay the foregoing amounts no later than thirty (30) days after Contractor’s receipt of Purchaser’s written notice requesting such amounts pursuant to subclause (i) above. Payment of such amounts, or transfer of Work as set forth in Article 22.1.3, shall be Purchaser’s sole and exclusive remedy in the event of a termination for default. Purchaser shall have no right to receive a refund with respect to Satellites already Launched or stored at the time of termination and for Ground Deliverables for which Acceptance has occurred at the time of termination. Purchaser’s right to receive a refund shall not exceed [***…***].

22.1.3	Contractor’s Reimbursement for Terminated Work.

In the event Purchaser terminates the Contract pursuant to this Article 22.1, Purchaser shall have the option, as set forth in Article 22.1.2(a)(ii) to obtain title to the Deliverable Items provided for under this Contract or associated Work-in-Process or any other portion of the Work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed, including, if requested by Purchaser in writing (and subject to any approvals required by the associated Subcontractors and receipt by Contractor of associated reasonable releases and indemnifications in favor of Contractor), assignment of Subcontracts, subject to payment: (i) at the price set forth in this Contract for Deliverable Items delivered for which an itemized price is set forth herein and (ii) at the Actual Costs incurred by Contractor for (a) such items for which no itemized price is set forth herein and (b) partially completed items or services and Work-in-Process. This sum shall be offset by amounts paid by Purchaser and received by Contractor for Deliverable Items and Work-in-Process retained by Purchaser, and Contractor shall protect and preserve property in the possession of Contractor in which Purchaser has an interest. Purchaser shall pay

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amounts due hereunder no later than thirty (30) days after issuance of its written notice pursuant to Article 22.1.2. Upon settlement and payment of amounts due hereunder, Contractor, subject to applicable government export control laws, shall promptly, at Contractor’s or Subcontractor’s plant, transfer title and risk of loss to Purchaser for the applicable Deliverable Items and Work-in-Process.

22.1.4	Special Provision Limiting Purchaser’s Remedies.

Purchaser’s sole and exclusive remedy with respect to delays in Delivery shall be as specified in Article 21 and this Article 22.1. In addition, termination of the Contract in whole or in part shall not affect Contractor’s obligations as set forth in the Contract with respect to any non-terminated portion of the Work hereunder or any Work or Deliverable Item that has been paid for or Accepted by the Purchaser, including any Satellites or Ground Deliverables already delivered or to be delivered.

22.1.5	Disposition of the Work.

Except for items obtained by Purchaser as set forth in Article 22.1.3, Contractor shall retain title to any and all Work, Work-in-Process, parts or other material, inventories and any associated Intellectual Property, Intellectual Property Rights and warranties, as well as any subcontracted items Contractor has specifically produced, acquired, or subcontracted for in accordance with this Contract.

22.1.6	Invalid Default Termination.

If, after termination pursuant to this Article 22.1, it is finally determined pursuant to Article 24 or written agreement of Purchaser that Contractor was not in default under Article 22.1.1, or that the default was excusable under the Contract, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 20.

22.2	Contractor Stop Work and Termination

22.2.1	Contractor Stop Work.

If Purchaser fails to make any Milestone payment in accordance with the requirements of Article 5, Contractor shall notify Purchaser in writing of such failure. If such failure is not cured by Purchaser within [***…***] days after the date of such notification made by Contractor, Contractor shall be entitled to immediately stop Work under this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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22.2.2	Contractor Termination Right.

If Purchaser has not remedied its payment failure within [***…***] days from the date Contractor has stopped the Work in accordance with Article 22.2.1, Contractor shall be entitled to immediately terminate the Contract by written notice sent to Purchaser and the provisions of Article 22.2.4 shall apply.

22.2.3	Purchaser Cure and Resumption of Work.

If Purchaser remedies its payment failure within the period set forth in Article 22.2.1, Contractor shall resume any Work suspended as reasonably and promptly as possible provided that: (i) Purchaser has paid to Contractor [***…***] incurred as a result of the stop Work hereunder; and (ii) the affected Delivery schedules and dates of the Contract shall be reasonably adjusted, with the Contractor being granted not less than [***…***] for each day of Work stoppage).

22.2.4	Termination Liability.

In the event of termination pursuant to this Article 22.2, Contractor shall be paid as if such termination were for convenience pursuant to Article 20 including [***…***] incurred as a result of the stop Work hereunder. Further, if Purchaser’s failure to perform is a failure to pay Contractor invoiced amounts when due, Contractor shall be entitled to late payment interest pursuant to Article 5.4. Payment of the total amounts payable by Purchaser pursuant to this Article 22.2.4, including the amount specified in the Final Statement as calculated in accordance with Article 20.2, shall be made within thirty (30) days and will constitute a total discharge of Purchaser’s liabilities to Contractor for termination pursuant to this Article 22.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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22.2.5	Disposition of the Work.

Upon completion of all payments to Contractor in accordance with this Article 22.2, Purchaser may, subject to Article 7 hereof, require Contractor to transfer to Purchaser in the manner and to the extent directed by Purchaser, title to and possession of any items comprising all or any part of the Work terminated and not used or disposed of by Contractor pursuant to the requirements of this Article 22 subject governmental approvals, permits and licenses. Contractor shall, upon direction of Purchaser, protect and preserve such items at Purchaser’s expense in the possession of Contractor or its Subcontractors and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated. Alternatively, Purchaser may request Contractor to undertake reasonable efforts to re-use or sell such items and, in the case of Work Contractor has elected (at its sole and reasonable discretion) to re-use, remit the agreed-upon cost of such items to Purchaser, and, in the case of sold items, remit any sales proceeds to Purchaser less a deduction for Actual Costs of disposition, reselling and storage reasonably incurred by Contractor for such efforts.

Contractor shall, if requested by Purchaser in writing, assign to Purchaser or its designee such Subcontracts as requested by Purchaser (subject to any approvals required by the associated Subcontractors and receipt by Contractor of associated reasonable releases and indemnifications in favor of Contractor).

ARTICLE 23. STOP WORK

23.1	Stop Work Order

Purchaser may, at any time, by written notice to Contractor (the “Stop Work Order”), direct Contractor to suspend performance of any portion the Work for [***…***]. Such Stop Work Order shall specify the portion of Work and, as applicable, the Deliverable Items, Deliverable Services or Deliverable Data for which associated Work is to be suspended, the date of suspension and the estimated duration of the suspension. Upon receiving any such Stop Work Order, Contractor shall promptly suspend further performance of the Work to the extent specified, and during the period of such suspension, shall protect all Work-in-Process and materials, supplies, and equipment Contractor has on hand for performance of the Work.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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23.2	Implementation of Stop Work Order

Purchaser may, at any time during the period of time in which a Stop Work Order is in effect, either: (i) direct Contractor to resume performance of the Work by written notice to Contractor, and Contractor shall resume diligent performance of the Work, provided that (a) the Delivery Schedule is adjusted to reflect the suspension of the Work and the time required by Contractor to recommence performance, (b) other affected provisions of the Contract shall be adjusted, and (c) Contractor is paid for [***…***]; or (ii) terminate the Contract pursuant to Article 20, in which case the costs incurred by Contractor and its Subcontractors as a result of the Stop Work Order as defined in Article 23.1 shall be added to the termination charges to be paid pursuant to Article 20.

23.3	Stop Work Contractor Compensation

Contractor shall be compensated [***…***] incurred by Contractor or the Subcontractors as a result of such suspension and resumption of Work. Contractor shall invoice Purchaser for [***…***], which shall be subject to the Audit Rights and Procedures provided for in Article 5.7, and Purchaser shall pay such invoice within [***…***] days from the date of invoice. Invoices will not be issued more frequently than [***…***] per month during the period of time in which a Stop Work Order is in effect.

ARTICLE 24. DISPUTE RESOLUTION

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 24.

24.1	Informal Dispute Resolution

Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

24.1.1	If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor’s program manager shall promptly consult with Purchaser’s program manager in an effort to reach an agreement to resolve the Dispute.

24.1.2	In the event that the Contractor’s program manager and Purchaser’s program manager cannot resolve the Dispute within [***…***] of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the appropriate Executive Vice President (EVP) or equivalent of each Party for resolution of the Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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24.1.3	In the event that the Contractor’s EVP and Purchaser’s EVP cannot resolve the Dispute within [***…***] of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) or equivalent of each Party for resolution of the Dispute.

24.1.4	In the event agreement cannot be reached as provided in Articles 24.1.1, 24.1.2 or 24.1.3 above within a total of [***…***] after receipt of the written notice described in Paragraph A above either Party may proceed in accordance with Article 24.2.

24.2	Arbitration

24.2.1	If any Dispute arising between the Parties cannot be settled pursuant to Article 24.1, such Dispute shall be solely and finally settled by arbitration conducted in accordance with the American Arbitration Association (AAA) Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes and the International Commercial Arbitration Supplementary Procedures in effect on the date that such notice is given (the “Arbitration Proceedings”).

24.2.2	The Arbitration Proceedings shall be held in Washington, D.C., U.S.A. by a panel of three (3) independent arbitrators, one of whom shall be named by each Party. The third arbitrator who shall act as Chairman shall be appointed by the two arbitrators named by each Party. In the event the arbitrators named by each Party fail to appoint a third arbitrator within [***…***] of written notice by any of the Parties to appoint the arbitrator, the Parties agree to allow the AAA to select the third arbitrator. The panel of three (3) arbitrators shall be appointed within a period of [***…***] from the date either Party commences the Arbitration Proceedings. The Arbitration Proceedings shall be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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24.2.3	Any discovery associated with the Arbitration Proceedings shall take place in an expeditious and cost-effective manner and will be limited to the information directly relevant to the claim or controversy giving rise to the Dispute. Such discovery shall be conducted in accordance with the International Bar Association Rules on the Taking of Evidence in International Commercial Arbitration, and the Parties agree that depositions may be taken at the request of either Party, subject to the approval of the panel of arbitrators.

24.2.4	The arbitrators shall render a reasoned award in writing as determined by a majority vote. Their decision shall be final and conclusive. The relief that may be awarded by the arbitrators shall be compensatory in nature and the arbitrators have no authority to award punitive damages or any other damages except as authorized under the express terms and conditions of this Contract.

24.2.5	All information relating to or disclosed by any Party in connection with the Arbitration Proceedings shall be treated by the Parties, the representative of the Parties, and the arbitration panel as Proprietary Information and no disclosure of such information shall be made by either Party or the arbitration panel without the prior written authorization of the Party furnishing such information in connection with the Arbitration Proceedings.

24.2.6	The Parties shall evenly divide the costs of the arbitrators. Each Party shall bear the burden of its own costs and counsel fees and expenses incurred in connection with Arbitration Proceedings under this Contract. The prevailing party in the arbitration shall be awarded the costs of the arbitration and its reasonable attorney fees, unless the arbitrators determine that the award of such costs and fees would be contrary to justice.

24.2.7	In the event either Party fails to comply with the decision of the arbitrators, judgment upon the award returned by the arbitrators may be entered in any court having jurisdiction over the Parties or their assets or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

24.2.8	Notwithstanding the terms of Article 24.2.1 herein, either Party may seek preliminary or temporary injunctive relief, including specific performance, or relief in and of arbitration at any time from a court of competent jurisdiction where immediate irreparable harm to that Party is threatened by the other Party’s acts or omissions; provided, however, that requests for permanent injunctive relief shall be arbitrated pursuant to this Article 24.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 25. INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH

25.1	Launch Services Agreement Inter-Party Waiver of Liability

25.1.1	Inter-Party Waiver.

Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement(s) with respect to each Launch and to cause their respective contractors and Subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in any Satellite (including customers of Purchaser) to accede to such waiver and indemnity, which in every case shall include claims against any Launch Services Provider, either Party and their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by any Launch Services Provider to evidence their respective agreements to be bound by such waivers.

25.1.2	Waiver of Subrogation.

The Parties also shall use reasonable efforts to obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in any Satellite (including non-consumer customers of Purchaser), to use reasonable efforts to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 25.

25.2	Indemnity Related to the Inter-Party Waiver of Liability

Each Party shall indemnify against and hold harmless the other Party and/or its contractors and Subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract, from and against any claim made by the indemnifying Party and/or any of its contractors and Subcontractors (including suppliers of any kind) that are involved in the performance of this Contract, or by any person having an interest in any Satellite (including customers of Purchaser), or by insurer(s) identified in Article 30, resulting from the failure of the indemnifying Party to waive any liability against, or to cause any other person the indemnifying Party is obligated to cause to waive any liability against, any Launch Services Provider, the other Party or either of their contractors and subcontractors at any tier (including suppliers of any kind) involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by any Launch Services Provider to evidence their respective agreements to be bound by such indemnifications.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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25.3	Survival of Obligations

The waiver, indemnification and hold harmless obligations provided in this Article 25 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

25.4	Third Party Claims Coverage

With respect to third party liability for death or bodily injury of for the loss or damage to property that may be sustained, and any consequences thereof, resulting from, or arising in connection with the performance of the Launch Services for any Satellite, Purchaser shall cause the Launch Services Provider(s) to include Contractor and its Subcontractors as an additional insured under all policies of third party claims coverage (or any other program of third party claims coverage, including coverage provided by agencies of any government) that are provided or required to be provided by or through any Launch Services Provider.

ARTICLE 26. LIMITATION OF LIABILITY

26.1	Limitation

EXCEPT AS PROVIDED OTHERWISE IN ARTICLE 26.3 AND NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY, TO ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS, SERVANTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH SUCH OTHER PARTY, FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING A SATELLITE POST-LAUNCH, ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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TORT (INCLUDING NEGLIGENCE OF ANY TYPE (EXCEPT AS PROVIDED IN ARTICLE 26.3 BELOW) AND STRICT LIABILITY), STATUTE OR OTHER LEGAL OR EQUITABLE THEORY. FOR THE AVOIDANCE OF DOUBT, THE PROVISIONS OF THIS ARTICLE 26.1 SHALL NOT APPLY TO DAMAGES ADJUDICATED TO BE OWING TO A THIRD PARTY AS A RESULT OF AN INDEMNIFICATION OBLIGATION PURSUANT TO ARTICLES 18, 19 AND 25.2.

26.2	Limitation of Liability

26.2.1	CONTRACTOR.

EXCEPT AS PROVIDED OTHERWISE IN ARTICLE 26.3, CONTRACTOR’S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS CONTRACT SHALL BE LIMITED TO THE REMEDIES PROVIDED FOR HEREIN AND WILL NOT EXCEED [***…***].

26.2.2	PURCHASER.

EXCEPT AS PROVIDED OTHERWISE IN ARTICLE 26.3 OR IN CONNECTION WITH A TERMINATION FOR CONVENIENCE BY PURCHASER (FOR WHICH PURCHASER’S LIABILITY IS DETERMINED IN ACCORDANCE WITH ARTICLE 20.2) PURCHASER’S TOTAL LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS CONTRACT SHALL BE LIMITED TO THE REMEDIES PROVIDED FOR HEREIN AND WILL NOT EXCEED THE [***…***].

26.3	GROSS NEGLIGENCE AND WILLFUL MISCONDUCT

ARTICLE 26.1 SHALL NOT APPLY IN THE EVENT OF A PARTY’S GROSS NEGLIGENCE AND/OR WILLFUL MISCONDUCT IN WHICH CASE SUCH PARTY MAY BE LIABLE AND RESPONSIBLE FOR AMOUNTS REPRESENTING LOST PROFITS, LOSS OF BUSINESS AND THE OTHER DAMAGES DESCRIBED IN ARTICLE 26.1 IN ACCORDANCE WITH APPLICABLE LAW.

26.4	SURVIVAL

THIS ARTICLE 26 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 27. DISCLOSURE AND HANDLING OF PROPRIETARY

INFORMATION

27.1	Definition of Proprietary Information

For the purpose of this Contract, “Proprietary Information” means all confidential and proprietary information (other than Deliverable Data, which is subject to the provisions of Article 18) in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the “Disclosing Party”) to the other Party hereto (hereinafter referred to as the “Receiving Party”) and: (i) is identified as proprietary by means of a written legend thereon, disclosed orally as proprietary or is identified as proprietary at the time of initial disclosure and then summarized in a written document; or (ii) is by its nature of a confidential and proprietary nature based on a reasonable review or plain reading or hearing thereof. Notes and memoranda prepared by the Receiving Party (but not the Receiving Party’s attorneys) that include the Disclosing Party’s Proprietary Information shall be considered the Disclosing Party’s Proprietary Information for all purposes of this Article. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the Receiving Party at the time of its disclosure, as evidenced by written records of the Receiving Party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the Receiving Party; (iii) is independently developed by the Receiving Party as evidenced by written records of the Receiving Party; or (iv) is rightfully obtained by the Receiving Party from any third party without restriction and without breach of any confidentiality obligation by such third party.

27.2	Terms for Handling and Use of Proprietary Information

Subject to Article 27.1, for a period of [***…***] years after receipt of any Proprietary Information, the Receiving Party shall not disclose Proprietary Information that it obtains from the Disclosing Party to any person or entity except its employees, Affiliates (who are not direct competitors of the Disclosing Party), attorneys, agents, financing entities, potential and actual joint venture partners, insurance brokers or underwriters and consultants (who, in all cases, are not direct competitors of the Disclosing Party) and Subcontractors who have a need to know, who have been informed of and have agreed in writing (or are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the Receiving Party’s obligations under this Article 27, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. Further, the terms of this Article 27.2 applicable to Subcontractors shall also apply to [***…***] or other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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operations and maintenance subcontractor of Purchaser. The Receiving Party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the Disclosing Party otherwise authorizes in writing.

27.3	Legally Required Disclosures

Notwithstanding the foregoing, in the event that the Receiving Party becomes legally compelled to disclose Proprietary Information of the Disclosing Party (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), the Receiving Party shall, to the extent practicable under the circumstances, provide the Disclosing Party with written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy, or to allow the Disclosing Party to redact such portions of the Proprietary Information as the Disclosing Party deems appropriate. In any such event, the Receiving Party will disclose only such information as is legally required, and will cooperate with the Disclosing Party (at the Disclosing Party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

27.4	Return of Confidential Information

Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof) with certification of such destruction sent to the other Party, except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party. Nothing in this Article 27.4 shall require a Party to return or destroy computer files or records containing Proprietary Information but only if and to the extent such files or records were created in the ordinary course of business pursuant to such Party’s automatic archiving and back-up procedures for computerized or word-processed records. The rights and obligations of the Parties under this Article shall survive any return or destruction of Proprietary Information.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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27.5	No License

Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the Disclosing Party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the Disclosing Party.

27.6	Injunctive Relief

The Parties agree that, in addition to any other rights and remedies that exist under this Contract, in the event of a breach or threatened breach of this Article, the Disclosing Party shall be entitled to seek an injunction prohibiting any such breach. The Parties acknowledge that Proprietary Information is valuable and unique and that disclosure in breach of this Article may result in irreparable injury to the Disclosing Party.

ARTICLE 28. PUBLIC RELEASE OF INFORMATION

28.1	Generally

Neither Contractor nor its Affiliates, subcontractors, employees, agents or consultants, shall release items of publicity of any kind, including without limitation news releases, articles, brochures, advertisements, prepared speeches, company reports or other information concerning this Contract or Proprietary Information of the Purchaser, including the confirmation or denial of its negotiation, issuance, award or performance, without the prior express consent of the Purchaser.

28.2	Exceptions

The obligations set forth in Article 28.1 shall not apply to the following:

28.2.1	Publicly Available Information.

Information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract;

28.2.2	Disclosure Required by Law or Regulation.

Disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or the Nasdaq Stock Market or any other securities exchange on which the securities of a Party or its Affiliate is then trading.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 29. NOTICES

29.1	Written Notification

Each contractual or legal notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile and telephone numbers and to the attention of the individuals set forth below, and any such notice or correspondence shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission, overnight courier or other method, and (ii) [***…***] days after mailing by registered or certified mail, return receipt requested, postage prepaid.

For the Purchaser:	Iridium Satellite LLC 2030 East ASU Circle Tempe, AZ 85284 Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

With a copy to:

1750 Tysons Blvd McLean, VA 22101 Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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For the Contractor:	Thales Alenia Space France 26 Avenue Jean-Francois Champollion 31037 Toulouse Cedex 1, France Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

With a copy to:

Thales Alenia Space France 100, boulevard du Midi 06156 Cannes la Bocca, Cedex , France Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

29.2	Change of Address

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

29.3	Authorized Representatives

The only representatives of Purchaser and Contractor authorized to sign contractual documents and to direct Work under this Contract are:

Purchaser:	For Matters Related to Performance of the Work:

Attention: Executive Vice President, NEXT Phone Number: [***…***] Fax Number: [***…***]

For Contractual Matters:

Attention: Chief Legal & Administrative Officer Phone Number: [***…***] Fax Number: [***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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or others as may be authorized in writing by an executive officer of Purchaser from time to time.

For the Contractor:	For Matters Related To Performance of the Work:

Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

For Contractual Matters:

Attention: [***…***] Phone Number: [***…***] Fax Number: [***…***]

Or

Attention: [***…***] Phone Number: [***…***]

or others authorized by written delegation by Contractor.

ARTICLE 30. INSURANCE

30.1	Contractor Responsibility

During the period from EDC until Transfer, Contractor shall obtain and maintain, at its own expense, insurance coverage against property all risks, including earthquake and other natural disasters, and damage to or loss or destruction of any portion of the Work or any Deliverable Item and/or its components in an amount sufficient to cover the greater of: (i) [***…***]; and (ii) [***…***]. Such insurance shall provide: [***…***].

Prior to commencing the Work, and whenever requested by Purchaser, Contractor agrees to furnish to Purchaser certificates of insurance evidencing that insurance required under this Article is in full force and effect. Contractor agrees to notify Purchaser and/or its designees (as previously notified in writing by Purchaser to Contractor named as loss payees and additional insureds in advance of any material change to a term or condition of said policies of insurance that may diminish or alter the terms of insurance coverage which are relevant to this Contract. For the avoidance of doubt, Contractor recognizes that its obligation to obtain and maintain the insurance provided for in this Article 30.1 is a material obligation under this Contract.

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30.2	Purchaser Responsibility

At Purchaser’s option, Purchaser may procure any launch and in-orbit insurance policy covering the risks of loss or damage to a Satellite from and after Transfer (“Launch and In-Orbit Insurance Policy”).

Purchaser shall obtain from its insurer(s) providing Launch and In-Orbit Insurance Policy(ies) waivers of any subrogation rights to the extent commercially available on reasonable terms against Contractor, its Subcontractors at any tier and respective insurers, and shall provide to Contractor [***…***] days prior to the Launch of any Satellite a certificate of such insurance coverage at Contractor’s request evidencing such waivers.

30.3	Contractor Insurance Support

Subject to Article 7 and Article 27, Contractor, at no additional charge to Purchaser, shall furnish Purchaser with such information regarding a Satellite as is requested by the insurers and as is customary and normal to support and assist Purchaser in obtaining and maintaining a Launch and In-Orbit Insurance Policy including but not limited to: (i) providing a comprehensive presentation package on the NEXT System, including the Satellites, suitable for presentation to the space insurance brokers, underwriters or consultants; (ii) supporting Purchaser with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Purchaser; (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; (iv) providing documentation and answers to insurer and underwriter inquiries; and (v) obtaining any agreements and other approvals that are required (e.g., those agreements and approvals required pursuant to Article 7.3) for Purchaser’s potential insurance providers to have access to all information required by such potential providers.

The Contractor shall ensure that full disclosure is made through the brokers to those insurance underwriters providing insurance cover in respect of any risk relating to this Contract to the extent required and subject to appropriate confidentiality safeguards and compliance with governmental export control and security laws, regulations, policies and license conditions:

a)	all information which the insurers specifically request to be disclosed from time to time;

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b)	all information which is of a type which insurance brokers in relation to the relevant policy advise from time to time should be disclosed to the insurers; and

c)	such other information which the Contractor acting in good faith could reasonably consider to be material to the relevant insurance coverage.

Notwithstanding Article 27 and Article 28, but subject to Article 7, Purchaser may disclose this Contract to its insurers, provided that Purchaser has entered into binding agreements with such insurers that limit the disclosure and use of such Contract on terms comparable to those contained herein.

30.4	Contractor Claims Support

Subject to Article 7 and Article 27, Contractor shall cooperate with and provide reasonable and customary support to Purchaser in making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Purchaser associated with any claim for insurance recovery. Contractor shall furnish Purchaser with any information that may be reasonably required to prepare and present any insurance claim.

ARTICLE 31. GROUND STORAGE

31.1	Short Term Storage and Long Term Storage

31.1.1	Short Term Storage.

Purchaser may direct the Contractor to deliver a Satellite forming part of a Satellite Batch to Storage in Contractor’s or its Subcontractor’s facilities by written notice sent to Contractor [***…***] months before the date of [***…***] and prior to their shipment to the Launch Site. Storage of a Satellite forming part of a Satellite Batch shall commence following the successful conclusion of the Satellite Pre-Shipment Review for Satellite Batch Milestone for such Satellite Batch as provided for Article 9.1.6 if such Storage is not for reasons attributable to Contractor. All costs of storage, including transportation (including transportation to the storage site), insurance, periodic Satellite storage testing, maintenance of batteries, re-verification testing, delta SPSR testing, re-furbishing, and re-work, and all other costs associated with the testing and maintenance set forth in the Shipping, Handling and Storage Plan (collectively, “Storage Costs”) shall be borne by Contractor up to a maximum period of storage of [***…***] months during the NEXT Launch Campaign Period, provided the overall

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storage capacity of [***…***] simultaneous Satellites in storage is not exceeded (such storage, “Short Term Storage”). For the avoidance of doubt, Contractor remains obligated for the costs associated with transporting a Satellite from the storage location to the Launch Site upon removal of the Satellite from Storage.

In the event Purchaser directs the Contractor to place a Satellite or a Satellite Batch in Short Term Storage after delivery of such Satellite or Satellite Batch to a Launch Site (and for reasons not attributable to the Contractor), Contractor shall be entitled to reimbursement of its Actual Costs associated with (i) the placement of such Satellite or Satellite Batch (including logistical or preparation activities) into Short Term Storage, (ii) the interruption of activities at the Launch Site, including shipment back and forth of Ground Support Equipment and treatment of consumables, (iii) the return of the Satellite or Satellite Batch to the Launch Site, and (iv) the resumption of Launch Site activities.

For the avoidance of doubt, any Satellite(s) delivered by Contractor in advance of the period specified by Purchaser as provided for in Article 3.3 shall not be subject to the Short Term Storage provisions of this Article 31.1.1 until and unless Purchaser directs Contractor.

31.1.2	Long Term Storage.

In the event that Purchaser directs the Contractor to deliver any Satellite(s) or Satellite Batch(es) to storage for reasons not attributable to Contractor: [***…***], Purchaser shall pay Contractor for such storage at the rate of [***…***] United States dollars (US $[***…***]) per month per Satellite up to a maximum period of storage of [***…***] months (such storage “Long Term Storage”). For the avoidance of doubt, at the conclusion [***…***], any Satellite(s) or Satellite Batch(es) remaining in Short Term Storage for reasons not attributable to Contractor, and that have not been designated for delivery by Purchaser to a Launch Site or other non-Contractor or Subcontractor facility as contemplated in Article 31.3, shall be deemed to be delivered to Long Term Storage.

Unless the Long Term Storage of any Satellite(s) or Satellite Batches is for reasons attributable to Contractor, any pre and post-storage operation and re-verification testing in excess of what would have been required if the Satellite were placed in Short Term Storage during the NEXT System Launch Campaign will be considered a Change Order under Article 15.

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The foregoing shall be Purchaser’s sole liability for costs associated with Long Term Storage.

31.2	Payments of Storage Costs

Payments of Long Term Storage Costs or Short Term Storage Actual Cost reimbursements required to be made under Article 31.1 shall be made by Purchaser within thirty (30) days following receipt of Contractor’s invoice issued each calendar quarter starting from the date of entry into Storage.

31.3	Title and Risk of Loss

With respect to each Satellite, title and risk of loss to a Satellite or Satellite Batch delivered to Short Term Storage or Long Term Storage shall remain with Contractor at the storage site for the Storage period.

Following the Short Term Storage period, if Purchaser has not either (i) directed Contractor to remove the Satellite(s) or Satellite Batch from Storage for delivery to the Launch Site for the purpose of Launch; or (ii) directed the Contractor to deliver any Satellite(s) or Satellite Batches to Long Term Storage as set forth in Article 31.1.2, then title and risk of loss to such Satellite(s) or Satellite Batch shall pass from Contractor to Purchaser, and Contractor shall deliver the Satellite(s) or Satellite Batch to those facilities indicated by Purchaser on U.S. territory, or as otherwise agreed by the Parties. In such case, except for the obligations provided for in Articles 13 and 14.2.1, Contractor shall have no further obligations and liabilities whatsoever with respect to such Satellite(s) or Satellite Batches. If the Satellite(s) or Satellite Batches must remain in Storage following the Short Term Storage period for reasons attributable to the Contractor, then such Storage shall be provided by Contractor as an extension of the Short Term Storage period for the necessary period of time, and title and risk of loss for such Satellite(s) or Satellite Batches shall remain with Contractor during such period of extended Short Term Storage.

Following the Long Term Storage period, if Purchaser has not directed Contractor to remove the Satellite(s) or Satellite Batch from Storage for delivery to the Launch Site for the purpose of Launch, then title and risk of loss to such Satellite(s) or Satellite Batch shall pass from Contractor to Purchaser, and Contractor shall deliver the Satellites to those facilities indicated by Purchaser on US territory, or as otherwise agreed by the Parties. In such case, except for the obligations provided for in Articles 13 and 14.2.1, Contractor shall have no further obligations and liabilities whatsoever with respect to such Satellite(s) or Satellite Batches. If the Satellite(s) or Satellite Batches must remain in Long

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Term Storage for reasons attributable to the Contractor, then such additional or incremental period of Storage shall be provided by Contractor at no additional charge to Purchaser and title and risk of loss for such Satellite(s) or Satellite Batches shall remain with Contractor during such period of extended Long Term Storage period.

31.4	Post SPSR Milestone Payments

31.4.1	Short Term Storage Post Launch Milestone Payments.

Following the first [***…***] months of Short Term Storage, Purchaser shall have the option to, for each Satellite or Satellite Batch that is delivered to Short Term Storage at the direction of Purchaser and not for reasons attributable to Contractor, address any post-SPSR Milestone Payments for the corresponding Satellite or Satellite Batch [***…***], in accordance with the following:

(i)	pay the applicable post-SPSR Milestone Payments for such Satellite or Satellite Batch as if Satellite Acceptance had successfully occurred in accordance with Article 10.2, with the understanding that, if following its Launch, such Satellite or Satellite Batch fails to successfully achieve Satellite Acceptance, the OSA Milestone Payment made by Purchaser for such Satellite or Satellite Batch will be subject to adjustment in accordance with Article 10.2.3, and if as a result, a refund is due to Purchaser, Contractor shall pay such amount, together with interest computed at the Interest Rate, compounded annually, within thirty (30) days of such amount becoming due and payable to Purchaser; or

(ii)	pay interest on such Milestone Payments at the Interest Rate, compounded annually, such interest to be invoiced by Contractor each calendar quarter in accordance with the provisions of Article 5.

31.4.2	Long Term Storage Post-SPSR Milestone Payments.

For each Satellite or Satellite Batch that is delivered to Long Term Storage at the direction of Purchaser and not for reasons attributable to Contractor, the post-SPSR Milestone Payments (if not already paid) shall be due as of the commencement of Long Term Storage as if Satellite Acceptance had successfully occurred in accordance with Article 10.2. If, following its Launch, a Satellite or Satellite Batch for which an OSA Milestone Payment was made fails to successfully achieve Satellite Acceptance, such OSA Milestone Payment will be

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subject to adjustment in accordance with Article 10.2.3, and if a refund is due to Purchaser as a result, Contractor shall pay such amount, together with interest computed at the Interest Rate, compounded annually, within thirty (30) days of such amount becoming due and payable to Purchaser.

31.5	Notification of Intention to Launch a Previously Stored Satellite

In the event a Satellite is placed in Short Term Storage or Long Term Storage, Purchaser shall notify Contractor in writing when the Satellite should be removed from Storage and delivered to the Launch Site. This notification must be received by Contractor not less than [***…***] days prior to the scheduled shipment date to the Launch Site with respect to any Satellite(s) placed in Short Term Storage and [***…***] days prior to the scheduled shipment date to the Launch Site with respect to any Satellite(s) placed in Long Term Storage.

ARTICLE 32. CONTRACTOR PERSONNEL

32.1	Contractor Personnel

Contractor will assign properly qualified and experienced personnel (at Contractor’s discretion taking and with due consideration of any legitimate concerns that Purchaser may express to Contractor) to the Work contemplated under this Contract, and Contractor shall use reasonable efforts to retain such personnel on the Work for its duration.

32.2	Key Personnel as of EDC

Personnel assigned to the following positions shall be considered “Key Personnel”:

1.	Program Manager

2.	Systems Engineering Manager

3.	Payload Manager

4.	Space Segment Development Manager

5.	Space Segment Technical Manager

6.	Space Segment Production Manager

7.	System Integration and Test Manager

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32.3	Assignment of Key Personnel

Contractor shall assign individuals only from within Contractor’s organization to fill the Key Personnel positions. All Key Personnel shall have significant relevant experience and expertise, as evaluated by Contractor at Contractor’s discretion, and with due consideration of any legitimate comments that Purchaser may raise. Contractor shall, as of EDC, provide to Purchaser a list of the actual or candidate Key Personnel. For candidate Key Personnel not assigned as of EDC, Contractor will provide details as to the relevant experience and expertise of such candidate Key Personnel prior to their assignment to the Work contemplated under this Contract.

The Contractor shall be entitled to remove Key Personnel from performance of the Work under this Contract with personnel of substantially similar qualifications and experience as evaluated by Contractor at Contractor’s discretion taking into account any legitimate concerns that Purchaser may express to Contractor. Purchaser shall have the right to review the qualifications of any proposed replacement Key Personnel. If Purchaser deems, in its reasonable judgment, the proposed replacements to be unsuitable, Purchaser may require Contractor to offer alternative Key Personnel candidates.

Notwithstanding its role in reviewing Key Personnel and their candidate replacements as described in this Article 32.3, Purchaser shall have no supervisory control over their performance.

ARTICLE 33. SUBCONTRACTS

33.1	Major Subcontracts

As of EDC, Contractor shall submit a list of Major Subcontractors to the Purchaser, and at Purchaser’s request, disclose and provide complete copies of the following Major Subcontract elements for information purpose only:

(a)	Major Subcontract value ([***…***] only);

(b)	Statement of Work or equivalent;

(c)	Specification or equivalent;

(d)	Performance period or term, including any applicable warranty periods, of subcontracts with [***…***]; and

(e)	Names of indentified key personnel of [***…***] involved in the performance of the Work as a Subcontractor.

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For purposes of this Contract, a “Major Subcontract” shall be any Subcontract that has a contract value of at least [***…***] dollars ($[***…***]). In the event Contractor or any Subcontractor desires to terminate any Major Subcontractor or to substitute Subcontractors on any Major Subcontract, Contractor shall notify Purchaser in writing of such termination.

Notwithstanding the foregoing, Contractor shall provide to Purchaser a true and correct copy of the terms and conditions of any subcontract entered into with the [***…***] or any of its Affiliates, including the aforementioned items (a) – (e).

Purchaser will reasonably support Contractor’s negotiations of any Subcontract with [***…***] relating to the performance of any portion of the Work.

33.2	No Privity of Contract

Contractor shall have the right to use such Subcontractors as may be necessary to perform the Work under this Contract. Nothing in this Contract shall be construed as creating any contractual relationship between Purchaser and any Subcontractor. Contractor is fully responsible to Purchaser for the acts or omissions of Subcontractors and of any other parties used by Contractor or a Subcontractor in connection with the performance of the Work. Any failure by a Subcontractor to meet its obligations to Contractor shall not constitute a basis for Force Majeure (except where such failure is itself a Force Majeure event), and shall not relieve Contractor from meeting any of its obligations under this Contract.

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ARTICLE 34. LENDER REQUIREMENTS

34.1	The Parties recognize this Contract may be financed through external sources. Notwithstanding anything to the contrary in this Contract, except for restrictions and conditions set forth in Article 7, Article 27 and Article 28, Contractor shall provide to any Financing Entity any information (including, without limitation, this Contract) that such Financing Entity reasonably requires and shall reasonably cooperate with such Financing Entity and Purchaser to implement such financing. Contractor agrees to negotiate in good faith and issue such documents as may be reasonably required by any Financing Entity to implement such financing, including a contingent assignment of this Contract to such Financing Entity, under terms reasonably acceptable to Contractor, but in no event shall Contractor be obligated to agree to anything (including agreement to make modifications to this Contract) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder or increase its liabilities or obligations hereunder.

ARTICLE 35. OPTIONS

35.1	[***...***] Optional Satellite Production and Delivery (CLIN 002a)

Purchaser may, at its option to be exercised by written notice to Contractor, order Contractor to produce and deliver [***…***] additional Satellites, in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 002a as part of a [***…***] order, no later than [***…***]. Purchaser’s order must indicate the number of additional Satellites to be produced and delivered under CLIN 002a.

(ii)	Period of Performance. Any additional Satellites ordered pursuant to CLIN 002a will be delivered no later than [***…***].

(iii)	Price. The price for any additional Satellites ordered pursuant to CLIN 002a is set forth in Table 35.1 below, and shall become part of the Base Contract Price.

Table 35.1

CLIN 002a Price

Year Ordered	Satellite Unit Price [***…***]		Satellite Unit Price [***…***]		Satellite Unit Price [***…***]

	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

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(iv)	Payment. Milestone Payments for any additional Satellites ordered under CLIN 002a shall be as set forth in Exhibit D, Payment Plan.

35.2	[***...***] Optional Satellite Production and Delivery (CLIN 002b)

Purchaser may, at its option to be exercised by written notice to Contractor, order Contractor to produce and deliver [***…***] additional Satellites, in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. As of [***…***], Purchaser may exercise CLIN 002b [***…***], and any order under CLIN 002b must be issued to Contractor [***…***].

(ii)	Period of Performance. Any additional Satellites ordered pursuant to CLIN 002b will be delivered no later than [***…***].

(iii)	Price. The price for any additional Satellites ordered pursuant to CLIN 002b is set forth in Table 35.2 below, and shall become part of the Base Contract Price.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Table 35.2

CLIN 002b Price

Year Ordered	Satellite Unit Price [***…***]		Satellite Unit Price [***…***]		Satellite Unit Price [***…***]

	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

(iv)	Payment. Milestone Payments for any additional Satellites ordered under CLIN 002b shall be as set forth in Exhibit D, Payment Plan.

35.3	Optional Launch Segment Services (CLIN 002c)

Purchaser may, at its option to be exercised by written notice to Contractor, order Contractor to prepare for Launch for a Satellite Batch in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 002c consistent with the advance notification requirements for the Launch of Satellite Batches involving first-time or existing Launch Services Providers as provided for in Article 3.3.2 (a).

(ii)	Period of Performance. From the CLIN 002c option exercise date up through completion of the Launch of the applicable Satellite Batch.

(iii)	Price. The price for CLIN 002c is set forth in Table 35.3 below, and shall become part of the Base Contract Price.

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Table 35.3

CLIN 2c [***…***]

[***…***]	[***…***]

[***…***]	[***…***]

(iv)	Payment. Milestone Payments for any additional Satellites ordered under CLIN 002c shall be as set forth in Exhibit D, Payment Plan.

35.4	Optional Satellite On-Orbit Satellite Acceptance (CLIN 002d)

Purchaser may, at its option to be exercised by written notice to Contractor, order Contractor to perform On-Orbit Satellite Acceptance services for a Satellite Batch in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 002d by providing written notice to Contractor no later than [***…***].

(ii)	Period of Performance. From the CLIN 002d option exercise date up through completion of [***…***] for the applicable Satellite Batch.

(iii)	Price. The price for CLIN 002d is set forth in Table 35.4 below, and shall become part of the Base Contract Price.

Table 35.4

CLIN 2d Batch On-Orbit Acceptance

[***…***]	[***…***]

[***…***]	[***…***]

(iv)	Payment. Milestone Payments for any additional Satellites ordered under CLIN 003a shall be as set forth in Exhibit D, Payment Plan.

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35.5	[***...***] (CLIN 003)

Purchaser may exercise CLIN 003 by providing written notice to Contractor for the production and storage, [***…***] in accordance with the SOW. If Purchaser exercises its Options under CLIN 002a or CLIN 002b, Delivery of any Satellite(s) thereunder for which [***…***] pursuant to an exercise by Purchaser of CLIN 003, shall be made within [***…***]. If Purchaser does not exercise CLIN 003, Delivery of additional Satellite(s) under CLIN 002a or CLIN 002b shall be within [***…***]. All other terms not specified below relating to the performance of the Work associated with the Delivery of such additional Satellites shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 003 by providing written notice to Contractor no later than [***…***].

(ii)	Period of Performance. From the CLIN 003 option exercise date plus [***…***].

(iii)	Price. The price for CLIN 003, if exercised by Purchaser, shall become part of the Base Contract Price. [***…***].

(iv)	Payment. Milestone Payments for any [***…***] ordered under CLIN 003 shall be [***…***], and as appropriate, integrated into and made part of Exhibit D, Payment Plan.

35.6	Option for [***...***] (CLIN 004)

Purchaser may, at its option to be exercised by issuance of a [***…***] to Contractor, order Contractor to implement [***…***] in accordance with the SOW. [***…***]. All other terms not specified below or set forth in the Task Order relating to the performance of the Work associated with the Delivery of such [***…***] shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise any CLIN 004 item listed in [***…***].

(ii)	Period of Performance. From the exercise date of any CLIN 004 item through [***…***].

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(iii)	Price. [***…***].

(iv)	Payment. In accordance with the terms of the Task Order, and as appropriate or necessary, integrated into and made part of Exhibit D, Payment Plan.

35.7	Option for [***...***] (CLIN 006)

Purchaser may, at its option to be exercised by written notice, order Contractor to [***…***], each in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with alternative Launch locations shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise any subCLIN of CLIN 006 individually or together, as the case may be, consistent with the advance notification requirements for the Launch of Satellite Batches involving first-time or existing Launch Services Providers as provided for in Article 3.3.2 (a).

(ii)	Period of Performance. From the CLIN 006 option exercise date up through completion of the Launch of the applicable Satellite Batch.

(iii)	Price. The price for CLIN 006 is set forth in Table 35.7 below, and shall become part of the Base Contract Price.

Table 35.7

CLIN 6 [***…***]

	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]

[***…***]	[***…***]	[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The Parties agree and acknowledge that, if any of the [***…***] are canceled by Purchaser, the associated cost listed in Table 35.3 above will be [***…***].

(iv)	Payment. Milestone Payments for any alternative launch locations ordered under CLIN 006 shall be as set forth in Exhibit D, Payment Plan.

35.8	Option for [***...***] (CLIN 007)

Purchaser may, at its option to be exercised by written notice, order Contractor to accomplish all tasks set forth in Section 7 of the SOW for [***…***] as defined in the System Performance Specification and the Launch Interface Requirements Document. All other terms not specified below relating to the performance of the Work associated with the Delivery of such Work associated with the [***…***] shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 007 either: [***…***].

(ii)	Period of Performance. From the CLIN 007 option exercise date up through [***…***].

(iii)	Price. The price for CLIN 007 is set forth in Table 35.8 below, and shall become part of the Base Contract Price.

Table 35.8

CLIN 7 [***…***]

[***…***]	[***…***]

[***…***]	[***…***]

(iv)	Payment. Milestone Payments for any [***…***] ordered under CLIN 007 shall be as set forth in Exhibit D, Payment Plan.

35.9	[***...***] (CLIN 009)

Purchaser may, at its option to be exercised by written notice, order Contractor to perform all of the tasks in Section 5.2.1 of the SOW to qualify the NEXT Satellite for a [***…***]. All other terms not specified below relating to the performance of the Work associated with the [***…***] shall be in accordance with the terms of this Contract, including the SOW.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(i)	Option Exercise. Purchaser may exercise CLIN 009 no later than the date of the [***…***].

(ii)	Price. The price for CLIN 009 is set forth in Table 35.9 below, and shall become part of the Base Contract Price.

Table 35.9

CLIN 9 [***…***]

[***…***]	[***…***]

[***…***]	[***…***]

(iii)	Payment. Milestone Payments to [***…***] ordered under CLIN 009 shall be as set forth in Exhibit D, Payment Plan.

35.10	Additional Deliverable Items, Deliverable Services or Deliverable Data

Purchaser may, at its option to be exercised by written notice to Contractor anytime during the performance period of this Contract, request the Contractor to furnish additional Deliverable Items, Deliverable Services or Deliverable Data in accordance with the terms of Article 15.

35.11	[***...***] for Options under CLINs 002a, 002b and 003

[***…***]

ARTICLE 36. OPERATIONS AND MAINTENANCE CONTRACT

The Parties shall cooperate in good faith to negotiate and execute an operations and maintenance contract to provide for ongoing support of the NEXT System, including without limitation, the Satellites and other Deliverable Items, through the Operating Life of the Satellites or such longer time as agreed to by the Parties.

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ARTICLE 37. GENERAL

37.1	Assignment

37.1.1	General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.

37.1.2	By Purchaser. Notwithstanding the foregoing, Purchaser may assign or transfer this Contract or all its rights, duties, or obligations hereunder without Contractor’s approval: (i) to an Affiliate, provided that such Affiliate has sufficient financial resources to fulfill Purchaser’s obligations under this Contract and subject to any export control regulations applicable to the Work performed under this Contract; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Purchaser relating to the subject matter of this Contract succeeds to the interests of Purchaser or in connection with obtaining financing for the payment of Contractor’s invoices and any and all other fees, charges or expenses payable under this Contract under any financing agreement; provided in either case the assignee, transferee, or successor to Purchaser has expressly assumed all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this Contract; or (iii) to any designee or customer of Purchaser or any Affiliate thereof provided that Purchaser remains primarily liable to Contractor for any payment obligation hereunder.

37.1.3	By Contractor. Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor that has equivalent or greater financial resources as Contractor; or (ii) any person or entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Contractor succeeds to the interests of Contractor and has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract.

37.1.4

Security Interests. Purchaser, upon prior written notice to Contractor, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract. If

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requested by Purchaser, Contractor shall provide its written consent to such assignment (including the execution by Contractor of a direct agreement or consent and agreement in favor of the facility agent on behalf of Purchaser’s lenders and any financing parties, in a form reasonably satisfactory to such agent and Contractor, and customary for international structured financings) on terms and conditions as may be requested by Purchaser’s lenders subject to the provisions of Article 34.

37.2	Binding Effect

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

37.3	Severability

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

37.4	Waiver of Breach of Contract

A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 37.4.

37.5	Amendments

This Contract, including any and all its Exhibits, may not be modified except by written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument, and an authorized officer of Purchaser, or another person designated in writing by any such authorized officer of Purchaser to sign such an instrument.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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37.6	Captions

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

37.7	Relationships of the Parties

It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

37.8	Entire Agreement

This Contract, including all its Exhibits, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof, which cease to have any further force or effect.

37.9	Standard of Conduct

In addition to the requirements set forth in Article 7, both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

37.10	Construction

This Contract, including all its Exhibits, has been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

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37.11	Counterparts

This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument. The Parties agree and acknowledge that the exchange of electronic signature(s) will be sufficient to bind each Party to its respective rights and obligations under this Contract.

37.12	Applicable Law

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules.

37.13	Survival

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that remain to be performed or by their nature would be intended to be applicable following any such termination or expiration, including the following: Article 2.2 (Order of Precedence); Article 4.4 (Fees and Other Expenses); Article 4.5 (Taxes); Article 5.7 (Audit Rights and Procedures); Article 7 (Compliance with Laws and Directives); Article 12.1 (Satellite); Article 13 (Corrective Measures in the Satellite(s); Article 14 (Representations and Warranties); Article 16 (Force Majeure); Article 18 (Intellectual Property Rights and Indemnity); Article 19 (Indemnification); Article 20 (Termination for Convenience); Article 21 (Liquidated Damages); Article 22 (Termination for Default); Article 24 (Dispute Resolution); Article 25 (Inter-Party Waiver of Liability for a Launch); Article 26 (Limitation of Liability); Article 28 (Disclosure and Handling of Proprietary Information); Article 28 (Public Release of Information); Article 29 (Notices); and Article 37 (General).

37.14	U.N. Convention on the International Sales of Goods

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

37.15	No Third-Party Beneficiaries

This Contract is entered into solely between, and may be enforced only by, Purchaser and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers, customers and owners of a Party, or to create any obligations of a Party to any such third parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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37.16	Remedies

Where a specific remedy is set forth in this Contract, such remedy shall be the sole and exclusive remedy available to the Party entitled to claim it and shall be in substitution for all other remedies arising at law or in equity in relation to the specific matter that the remedy responds to.

37.17	Cooperation

37.17.1	Contractor shall, on a reasonable efforts basis, cooperate in good faith with and support the Purchaser in the following areas as defined in the Statement of Work:

(i)	Purchaser activities in pursuit of space network coordination and other national and international regulatory matters regarding the current Iridium Block 1 and the NEXT System including new applications that may be made by or on behalf of the Purchaser as set forth in Article 6;

(ii)	[***…***]; and

(iii)	Debt or equity financing activities associated with the implementation and operation of the NEXT System.

37.17.2	Contractor shall, on a reasonable efforts basis, cooperate in good faith with and support the Associate Contractors, Launch Services Provider(s) and System Control Segment Contractor in connection with the development, manufacture, launch and operation of all aspects of the NEXT System.

37.17.3

In consideration of Contractor’s performance of the Work, including the substantial payments to Subcontractors that Contractor will make under this Contract, the Parties acknowledge and agree that if Purchaser becomes a debtor in a case under the United States Bankruptcy Code and fails to continue the timely performance of its payment obligations under the Contract, Contractor and its Subcontractors would be severely and adversely

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impacted. Such impact may be mitigated if Purchaser is compelled to either assume or reject the Contract early in the bankruptcy case so that, if the Contract is rejected, the Contractor is able to promptly terminate its related agreements with Subcontractors and avoid additional expenses in connection with the Work. Purchaser acknowledges that the provisions of this Article 37.17.3 are important elements of the transaction to the Contractor.

ARTICLE 38. EFFECTIVE DATE OF CONTRACT

38.1	The effective date of this Contract (the “EDC”), when all the following conditions have been fulfilled, shall be deemed to be June 1, 2010:

(i)	signature of the Contract by both Parties; and

(ii)	the occurrence of Financial Close, to occur during the effective term of the ATP.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Contract by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC		THALES ALENIA SPACE FRANCE

By:	/s/ Matthew J. Desch	By:	/s/ Reynald Seznec
Name:	Matthew J. Desch	Name:	Reynald Seznec
Title:	CEO	Title:	President & CEO

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EXHIBIT A

DELIVERABLES SCHEDULE

CLIN #	Deliverable	Delivery	Delivery Point
001a	NEXT Management (SOW Section 3)	[***…***]	Origin, Contractor’s Facility
001b	System Engineering and Integration Services (SOW Section 4)	[***…***]	Origin, Contractor’s Facility
001c	NEXT Space Segment Development, Production, Quality and Product Assurance Services (SOW Sections 5, 6, and 8)	[***…***]	Origin, Contractor’s Facility
001d	Delivery and On-Orbit Satellite Acceptance of 81 NEXT Satellites SOW (Sections 5 and 9)	[***…***]	Worldwide Launch Sites or Storage as designated by Purchaser
001e	Launch Segment Services (SOW Section 7)	[***…***]	Origin, Contractor’s Facility and designated worldwide Launch Sites.
001f	On-Orbit Support Services thru FSA (SOW Section 9)	[***…***]	Various locations in accordance with the SOW
001g	Ground Deliverables ( SOW Section 5.6)	[***…***]	Destination, Purchaser’s Chandler AZ Technical Support Center and Satellite Network Operations Center, Leesburg, VA
001h	Ground Deliverable-NEXT System Test Bed SOW (Section 5.6.1)	[***…***]	Destination, Purchaser’s Chandler AZ Technical Support Center
001i	Ground Deliverable - NEXT Satellite Simulator for Other Segments – Quantity 1 (SOW Section 5.4.5)	[***…***]	Destination, Purchaser’s Chandler AZ Technical Support Center
001j	Ground Deliverable - NEXT Satellite Simulator for Secondary Payload – Quantity 2 (SOW Section 5.4.5.1)	[***…***]	Destination, Purchaser’s Chandler AZ Technical Support Center

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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001k	Training (SOW Section 9)	[***...***]	Purchaser’s Tempe AZ facility or Chandler, AZ Technical Support Center or Satellite Network Operations Center, Leesburg, VA or as designated by Purchaser in advance
001l	Mission Rehearsals - Quantity 3 (Section 9)	[***…***]	Origin, Contractor’s Facility and designated worldwide Launch Sites

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EXHIBIT B

STATEMENT OF WORK

[***…***]

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EXHIBIT C

SYSTEM PERFORMANCE SPECIFICATION

[***…***]

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EXHIBIT D

PAYMENT PLAN

Each Milestone payment specified in the Payment Plan shall include a certification in the following form:

Milestone Completion Certification

As of the date hereof, the Contractor certifies that:

(a)	All of the relevant Work associated with Milestone # [DESCRIPTION] has been completed in accordance with requirements the Contract, including the Statement of Work and the Milestone Success Criteria, or a written and knowing waiver has been agreed to and issued by Purchaser as attached to this certificate;

(b)	A closure plan for any action items relating to dispositions, discrepancies and non-conformances corresponding with Milestone # [DESCRIPTION] or any prior Milestones, as applicable, has been agreed by Purchaser; and

(c)	All relevant documentation relating to the Work associated with Milestone # [DESCRIPTION] as required under the Contract has been Delivered to Purchaser.

Date	Signature of Contractor
By its Program Manager

And

Date	Signature of Contractor
By its Contract Manager
Purchaser Acknowledgement

Purchaser acknowledges that items (a) – (c) set forth in this Milestone Completion Certification have been completed in accordance with requirements the Contract, including the Statement of Work and the Milestone Success Criteria.

Date	Signature of Purchaser
By its Senior Contract Manager

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BASIC CONTRACT PRICE

[***…***]

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[***…***] PAYMENT PLANS

[***…***]

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EXHIBIT E

CRITERIA FOR DETERMINING NEXT SATELLITE

QUALIFIED ACCEPTANCE

[***…***]

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EXHIBIT F

FORM OF CONTRACTOR SATELLITE PRE-SHIPMENT REVIEW

COMPLETION CERTIFICATE

As of the date hereof, the Contractor certifies that:

(a)	The Satellite [FM #] has passed all qualification and acceptance tests made to date and fully meets the requirements of the Contract, or a written and knowing waiver has been issued and agreed by (Name of the Purchaser), with such Purchaser approvals attached in list 3;

(b)	To its best knowledge, it is not aware of any deficiencies of the Satellite or any subsystem, equipment, and/or component therein, whether supplied by the Contractor or a Subcontractor, except as identified in the attached list 1 all of which have been fully investigated by the Contractor in accordance with the Contractor’s quality procedure(s) and the Contractor has acted in accordance with applicable quality procedure(s);

(c)	Any anomaly(ies)/failure(s) or deviation(s) relevant to the Satellite, other Satellites or similar spacecraft have been identified and fully investigated and the Contractor has taken all necessary steps to eliminate the risk of such anomaly(ies)/failure(s) or deviation(s) on the Satellite in accordance with the Product Assurance Plan; and

(d)	It has fully informed Purchaser of the matters addressed in paragraphs (b) and (c) above.

This certificate and any information released in connection with it may be provided to (Name of Purchaser)’s insurance underwriters and insurance brokers.

Date	Signature of the Contractor
By its Chief Technical Officer

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EXHIBIT G

INTELLECTUAL PROPERTY

INTELLECTUAL PROPERTY RIGHTS

[***…***]

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EXHIBIT H

LICENSED TECHNOLOGY

[***…***]

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